[Logo - American Funds®]

Prospectus Supplement
January 1, 2009

For the following funds with currently effective prospectuses, prospectus addenda and retirement plan prospectuses dated February 1, 2008 — January 1, 2009

AMCAP Fund,® Inc.
American Balanced Fund,® Inc.
American High-Income Municipal Bond Fund,® Inc.
American High-Income TrustSM
American Mutual Fund,® Inc.
The Bond Fund of America,SM Inc.
Capital Income Builder,® Inc.
Capital World Bond Fund,® Inc.
Capital World Growth and Income Fund,SM Inc.
The Cash Management Trust of America®
EuroPacific Growth Fund®
Fundamental Investors,SM Inc.
The Growth Fund of America,® Inc.
The Income Fund of America,® Inc.
Intermediate Bond Fund of America®
International Growth and Income Fund,SM Inc.
The Investment Company of America®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The New Economy Fund®
New Perspective Fund,® Inc.
New World Fund,SM Inc.
Short-Term Bond Fund of America,SM Inc.
SMALLCAP World Fund,® Inc.
The Tax-Exempt Bond Fund of America,® Inc.
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®
The Tax-Exempt Money Fund of America,SM Inc.
U.S. Government Securities FundSM
The U.S. Treasury Money Fund of AmericaSM
Washington Mutual Investors Fund,SM Inc.

Keep this supplement with your prospectus,
prospectus addendum and/or retirement plan prospectus

1.
For each fund listed below, the indicated footnote to the Annual fund operating expenses table in the “Fees and expenses of the fund(s)” section of the Prospectus, Prospectus Addendum and/or Retirement Plan Prospectus, is amended in its entirety as follows:

(a)   The Prospectus for The Tax-Exempt Bond Fund of America, American High-Income Municipal Bond Fund, Limited Term Tax-Exempt Bond Fund of America and The Tax-Exempt Fund of California: Footnote 2

The Prospectus for AMCAP Fund, American Balanced Fund, The Bond Fund of America, Capital World Growth and Income Fund, EuroPacific Growth Fund, Fundamental Investors, The Investment Company of America and The New Economy Fund: Footnote 8

The Prospectus for American High-Income Trust, American Mutual Fund, Capital Income Builder, Capital World Bond Fund, The Growth Fund of America, The Income Fund of America, Intermediate Bond Fund of America, New Perspective Fund, New World Fund, SMALLCAP World Fund and U.S. Government Securities Fund: Footnote 9

The Prospectus Addendum for all the funds listed above in this subparagraph (a), and the Retirement Plan Prospectus for all the funds listed above in this subparagraph (a) except The Tax-Exempt Bond Fund of America, American High-Income Municipal Bond Fund, Limited Term Tax-Exempt Bond Fund of America and The Tax-Exempt Fund of California: Footnote 1

Prospectus and Prospectus Addendum

“The fund’s investment adviser waived a portion of its management fee from September 1, 2004 through December 31, 2008. Management fees and total annual fund operating expenses in the table do not reflect any waiver. Information regarding the effect of any waiver on total annual fund operating expenses can be found in the Financial Highlights table in this prospectus [addendum] and in the fund’s annual report.”

Retirement Plan Prospectus

“The fund’s investment adviser waived a portion of its management fee from September 1, 2004 through December 31, 2008. In addition, the investment adviser paid a portion of the fund’s transfer agent fees for certain R share classes. Management fees, other expenses and total annual fund operating expenses in the table do not reflect any waiver or reimbursement. Information regarding the effect of any waiver and reimbursement on total annual fund operating expenses can be found in the Financial Highlights table in this prospectus and in the fund’s annual report.”

(b)    The Cash Management Trust of America, The U.S. Treasury Money Fund of America and The Tax-Exempt Money Fund of America

Prospectus (footnote 7) and Prospectus Addendum (footnote 1)

“The fund’s investment adviser waived a portion of its management fee from September 1, 2004* through December 31, 2008. Management fees and total annual fund operating expenses in the table do not reflect any waiver. Information regarding the effect of any waiver on total annual fund operating expenses can be found in the Financial Highlights table in this prospectus [addendum] and in the fund’s annual report.”

Retirement Plan Prospectus (footnote 1 for The Cash Management Trust of America and The U.S. Treasury Money Fund of America)

“The fund’s investment adviser waived a portion of its management fee from September 1, 2004* through December 31, 2008. In addition, the investment adviser paid a portion of the fund’s transfer agent fees for certain R share classes and, due to lower short-term interest rates, agreed to pay a portion of the class-specific fees and expenses for some of the share classes. Management fees, other expenses and total annual fund operating expenses in the table do not reflect any waiver or reimbursement. Information regarding the effect of any waivers and reimbursements on total annual fund operating expenses can be found in the Financial Highlights table in this prospectus and in the fund’s annual report.”

*October 1, 2005 in the case of The Cash Management Trust of America

(c)   International Growth and Income Fund

Prospectus (footnote 9) and Prospectus Addendum (footnote 2)

“The fund’s investment adviser waived a portion of its management fee from October 1, 2008 through December 31, 2008. Management fees and total annual fund operating expenses in the table do not reflect any waiver.”

Retirement Plan Prospectus (footnote 2)

“The fund’s investment adviser waived a portion of its management fee from October 1, 2008 through December 31, 2008. Additionally, the fund’s investment adviser is reimbursing the fund a portion of other expenses so that other expenses do not exceed .22% for Class A shares, .28% for Class R-1 shares, .51% for Class R-2 shares, .33% for Class R-3 shares, .26% for Class R-4 shares and .20% for Class R-5 shares. Such reimbursements may be reduced or discontinued at any time as determined by the investment adviser. Management fees, other expenses and total annual fund operating expenses in the table do not reflect any waiver or reimbursement.”

(d)   Short-Term Bond Fund of America

Prospectus (footnote 9) and Prospectus Addendum (footnote 1)

“The fund’s investment adviser waived a portion of its management fee from October 2, 2006 through December 31, 2008. The fund’s investment adviser also reimbursed other fees and expenses. Management fees, other expenses and total annual fund operating expenses in the table do not reflect any waiver or reimbursement. Information regarding the effect of any waiver and reimbursement on total annual fund operating expenses can be found in the Financial Highlights table in this prospectus [addendum] and in the fund’s annual report.”

Retirement Plan Prospectus (footnote 1)

“The fund’s investment adviser waived a portion of its management fee from October 2, 2006 through December 31, 2008. The fund’s investment adviser also reimbursed other fees and expenses. In addition, the investment adviser paid a portion of the fund’s transfer agent fees for certain R share classes. Management fees, other expenses and total annual fund operating expenses in the table do not reflect any waiver or reimbursement. Information regarding the effect of any waiver and reimbursement on total annual fund operating expenses can be found in the Financial Highlights table in this prospectus and in the fund’s annual report.”

(e)   Washington Mutual Investors Fund, The Tax-Exempt Fund of Maryland and The Tax-Exempt Fund of Virginia

Prospectus (footnote 8 for Washington Mutual Investors Fund and footnote 7 for both The Tax-Exempt Fund of Maryland and The Tax-Exempt Fund of Virginia) and Prospectus Addendum (footnote 1)

“The fund’s investment adviser and business manager each waived a portion of their management fees from September 1, 2004 through December 31, 2008. Management fees and total annual fund operating expenses in the table do not reflect any waivers. Information regarding the effect of any waivers on total annual fund operating expenses can be found in the Financial Highlights table in this prospectus [addendum] and in the fund’s annual report.”

Retirement Plan Prospectus (footnote 1 for Washington Mutual Investors Fund)

“The fund’s investment adviser and business manager each waived a portion of their management fees from September 1, 2004 through December 31, 2008. In addition, the investment adviser paid a portion of the fund’s transfer agent fees for certain R share classes. Management fees, other expenses and total annual fund operating expenses in the table do not reflect any waivers or reimbursement. Information regarding the effect of any waivers and reimbursement on total annual fund operating expenses can be found in the Financial Highlights table in this prospectus and in the fund’s annual report.”

2.   The following is added as the last paragraph to the “Investment adviser” subsection in the “Management and organization” section of the Prospectus and Retirement Plan Prospectus:

“Rather than remain as investment divisions, Capital World Investors and Capital Research Global Investors may be incorporated into wholly owned subsidiaries of Capital Research and Management Company. In that event, Capital Research and Management Company would continue to be the investment adviser, and day-to-day investment management of equity assets would continue to be carried out through one or both of these subsidiaries. Capital Research and Management Company and the funds it advises have applied to the Securities and Exchange Commission for an exemptive order that would give Capital Research and Management Company the authority to use, upon approval of the funds’ boards, its management subsidiaries and affiliates to provide day-to-day investment management services to the funds, including making changes to the management subsidiaries and affiliates providing such services. Approval by the funds’ shareholders would be required before any authority granted under an exemptive order could be exercised. There is no assurance that Capital Research and Management Company will incorporate its investment divisions or seek a shareholder vote to exercise any authority, if granted, under an exemptive order.”

3.   The following paragraph is added to the Prospectus and/or Retirement Plan Prospectus for each fund listed below as follows:

For The Tax-Exempt Bond Fund of America, American High-Income Municipal Bond Fund, Limited Term Tax-Exempt Bond Fund of America, The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland and The Tax-Exempt Fund of Virginia — added as the last paragraph to the “Purchase of Class A, B and C shares” subsection in the “Purchase and exchange of shares” section of the Prospectus.

For The Cash Management Trust of America, The U.S. Treasury Money Fund of America and The Tax-Exempt Money Fund of America — added as the last paragraph to the “Purchase of Class A, B and C shares” subsection in the “Purchase and exchange of shares” section of the Prospectus, and for The Cash Management Trust of America and The U.S. Treasury Money Fund of America — added after the third paragraph in the “Purchases and exchanges” subsection in the “Purchase, exchange and sale of shares” section of the Retirement Plan Prospectus.

For AMCAP Fund, American Balanced Fund, American High-Income Trust, American Mutual Fund, The Bond Fund of America, Capital Income Builder, Capital World Bond Fund, Capital World Growth and Income Fund, EuroPacific Growth Fund, Fundamental Investors, The Growth Fund of America, The Income Fund of America, Intermediate Bond Fund of America, International Growth and Income Fund, The Investment Company of America, The New Economy Fund, New Perspective Fund, New World Fund, Short-Term Bond Fund of America, SMALLCAP World Fund, U.S. Government Securities Fund and Washington Mutual Investors Fund — added as the last paragraph to the “Employer-sponsored retirement plans” subsection in the “Sales charges” section of the Prospectus and the Retirement Plan Prospectus.

“A 403(b) plan may not invest in Class A, Class B or Class C shares on or after January 1, 2009 unless such plan was invested in Class A, Class B or Class C shares prior to that date.”

4.   Applicable to The Cash Management Trust of America, The U.S. Treasury Money Fund of America and The Tax-Exempt Money Fund of America only — The “Risk/Return summary” section of the Prospectus and Retirement Plan Prospectus is amended by replacing the third and fourth paragraphs with the following:

“Each of the funds paid a fee of 0.01% of its net assets as of September 19, 2008, in order to participate in the program for the initial three-month period, which expired on December 18, 2008.

The United States Treasury Department has extended the program through April 30, 2009. Each of the funds is participating in the program for this extension period and has paid a fee of 0.015% of its net assets as of September 19, 2008, in order to participate for the period from December 19, 2008 through April 30, 2009. The terms and conditions of the program and qualifications for insurance coverage under the program remain the same as for the initial period.

The term of the program may be further extended by the Secretary of the Treasury through September 18, 2009. The duration and terms of any such extension have not been determined. The funds and their boards will evaluate the terms of any extension after they are announced; however, the funds are not required to participate in any further extension.”

5.   Applicable to Capital Income Builder only.

The first paragraph under the heading “Dividends and distributions” in the “Distributions and taxes” section of the Prospectus is amended in its entirety to read as follows:

“The fund intends to distribute dividends to you, usually in March, June, September and December.”

The first paragraph under the heading “Dividends and distributions” in the “Distributions and taxes” section of the Retirement Plan Prospectus is amended in its entirety to read as follows:

“The fund intends to distribute dividends to shareholders, usually in March, June, September and December.”

MFGEBS-018-1208P Litho in USA CGD/LPT/9908-S19416


                     THE AMERICAN FUNDS TAX-EXEMPT SERIES I
                       (THE TAX-EXEMPT FUND OF MARYLAND)
                       (THE TAX-EXEMPT FUND OF VIRGINIA)

                                     Part B
                      Statement of Additional Information

                                October 1, 2008

                     (as supplemented January 1, 2009)

This document is not a prospectus but should be read in conjunction with the current prospectus of The American Funds Tax-Exempt Series I (the "trust") dated
October 1, 2008. The trust currently consists of two series, The Tax-Exempt Fund of Maryland (the "Maryland Fund") and The Tax-Exempt Fund of Virginia (the
"Virginia Fund"). Except where the context indicates otherwise, all references herein to the "fund" apply to each of these two funds. The prospectus may be obtained from your financial adviser or by writing to the trust at the following address:

                     The American Funds Tax-Exempt Series I
                       (The Tax-Exempt Fund of Maryland)
                       (The Tax-Exempt Fund of Virginia)
                              Attention: Secretary
                            1101 Vermont Avenue, NW
                              Washington, DC 20005
                                  202/842-5665

                               TABLE OF CONTENTS

Item                                                                  Page no.
----                                                                  --------

Financial statements

                The American Funds Tax-Exempt Series I -- Page 1

                 CERTAIN INVESTMENT LIMITATIONS AND GUIDELINES

The following limitations and guidelines are considered at the time of purchase, under normal circumstances, and are based on a percentage of the fund's net assets unless otherwise noted. This summary is not intended to reflect all of the fund's investment limitations.

..    The fund will invest at least 80% of its assets in, or derive at least 80%
     of its income from, securities that are exempt from both federal and the respective state (Maryland or Virginia) tax.

..    The fund may invest up to 20% of its assets in securities subject to alternative minimum taxes.

..    The fund may invest up to 20% of its assets in debt securities rated Ba1 or below by Moody's Investors Service (Moody's) and BB+ or below by Standard &
     Poor's Corporation (S&P) (or unrated but determined by the fund's investment adviser and business manager to be of equivalent quality).

Although the fund is not normally required to dispose of a security in the event its rating is reduced below the current minimum rating for its purchase (or if it is not rated and its quality becomes equivalent to such a security), if, as a result of a downgrade or otherwise, the fund holds more than 20% of its net assets in these securities, the fund will dispose of the excess as deemed prudent by the investment adviser.

                        *     *     *     *     *     *

The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.

          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

The descriptions below are intended to supplement the material in the prospectus under "Investment objectives, strategies and risks."

DEBT SECURITIES -- Debt securities are used by issuers to borrow money.
Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and their values accrete over time to face value at maturity. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall.

Lower rated debt securities, rated Ba1 or below by Moody's and/or BB+ or below by S&P or unrated but determined by the fund's investment adviser and business manager to be of equivalent quality, are described by the rating agencies as speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated debt securities, or they may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to dispose of, and to determine the value of, lower rated debt securities.

                The American Funds Tax-Exempt Series I -- Page 2

Certain additional risk factors relating to debt securities are discussed below:

     SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES -- Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. In addition, during an economic downturn or substantial period of rising interest rates, issuers that are highly leveraged may experience increased financial stress that could adversely affect their ability to meet projected business goals, to obtain additional financing and to service their principal and interest payment obligations.
     Periods of economic change and uncertainty also can be expected to result in increased volatility of market prices and yields of certain debt securities. For example, prices of these securities can be affected by financial contracts held by the issuer or third parties (such as derivatives) relating to the security or other assets or indices.

     PAYMENT EXPECTATIONS -- Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a lower interest rate market, the fund would have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it.

     LIQUIDITY AND VALUATION -- There may be little trading in the secondary market for particular debt securities, which may affect adversely the fund's ability to value accurately or dispose of such debt securities.
     Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of debt securities.

The investment adviser attempts to reduce the risks described above through diversification of the fund's portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments, but there can be no assurance that it will be successful in doing
so.

Credit ratings for debt securities provided by rating agencies reflect an evaluation of the safety of principal and interest payments, not market value risk. The rating of an issuer is a rating agency's view of past and future potential developments related to the issuer and may not necessarily reflect actual outcomes. There can be a lag between the time of developments relating to an issuer and the time a rating is assigned and updated.

Bond rating agencies may assign modifiers (such as +/-) to ratings categories to signify the relative position of a credit within the rating category. Investment policies that are based on ratings categories should be read to include any security within that category, without giving consideration to the modifier except where otherwise provided. See the Appendix for more information about credit ratings.

MUNICIPAL BONDS -- Municipal bonds are debt obligations generally issued to obtain funds for various public purposes, including the construction of public facilities. Opinions relating to the validity of municipal bonds, exclusion of municipal bond interest from an investor's gross income for federal income tax purposes and, where applicable, state and local income tax, are rendered by bond counsel to the issuing authorities at the time of issuance.

                The American Funds Tax-Exempt Series I -- Page 3

The two principal classifications of municipal bonds are general obligation bonds and limited obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit including, if available, its taxing power for the payment of principal and interest. Issuers of general obligation bonds include states, counties, cities, towns and various regional or special districts. The proceeds of these obligations are used to fund a wide range of public facilities, such as the construction or improvement of schools, highways and roads, water and sewer systems and facilities for a variety of other public purposes. Lease revenue bonds or certificates of participation in leases are payable from annual lease rental payments from a state or locality. Annual rental payments are payable to the extent such rental payments are appropriated annually.

Typically, the only security for a limited obligation or revenue bond is the net revenue derived from a particular facility or class of facilities financed thereby or, in some cases, from the proceeds of a special tax or other special revenues. Revenue bonds have been issued to fund a wide variety of revenue-producing public capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities;
colleges and universities; hospitals; and convention, recreational, tribal gaming and housing facilities. Although the security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund which may also be used to make principal and interest payments on the issuer's obligations. In addition, some revenue obligations (as well as general obligations) are insured by a bond insurance company or backed by a letter of credit issued by a banking institution.

Revenue bonds also include, for example, pollution control, health care and housing bonds, which, although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but by the revenues of the authority derived from payments by the private entity which owns or operates the facility financed with the proceeds of the bonds. Obligations of housing finance authorities have a wide range of security features, including reserve funds and insured or subsidized mortgages, as well as the net revenues from housing or other public projects. Many of these bonds do not generally constitute the pledge of the credit of the issuer of such bonds. The credit quality of such revenue bonds is usually directly related to the credit standing of the user of the facility being financed or of an institution which provides a guarantee, letter of credit or other credit enhancement for the bond issue.

MUNICIPAL INFLATION-INDEXED BONDS -- The fund may invest in inflation-indexed bonds issued by municipalities. Interest payments are made to bondholders semi-annually and are made up of two components: a fixed "real coupon" or spread, and a variable coupon linked to an inflation index. Accordingly, payments will increase or decrease each period as a result of changes in the inflation index. In a period of deflation payments may decrease to zero, but in any event will not be less than zero.

INSURED MUNICIPAL BONDS -- The fund may invest in municipal bonds that are insured generally as to the timely payment of interest and principal. The insurance for such bonds may be purchased by the bond issuer, the fund or any other party, and is usually purchased from private, non-governmental insurance companies. When assigning a credit rating to an insured municipal bond the investment adviser considers the higher of the credit rating of the insurer, based on the insurer's claims-paying ability, and the credit rating of the issuer (or the equivalent as determined by the investment adviser if the issuer is not rated by the rating agencies). Insurance that covers a municipal bond does not guarantee the market value of the bond or the prices of the fund's shares. If the credit rating of the insurer were reduced, this could have an adverse effect upon the credit rating of the insured bond and, therefore, its market value.

                The American Funds Tax-Exempt Series I -- Page 4

SECURITIES SUBJECT TO ALTERNATIVE MINIMUM TAX -- The fund may invest in tax-exempt securities believed to pay interest constituting an item of tax preference subject to alternative minimum tax. Therefore, while the fund's distributions from tax-exempt securities are not subject to regular federal income tax, a portion or all may be included in determining a shareholder's federal alternative minimum tax.

ZERO COUPON BONDS -- Municipalities may issue zero coupon securities which are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amount or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security, and the perceived credit quality of the issuer.

PRE-REFUNDED BONDS -- From time to time, a municipality may refund a bond that it has already issued prior to the original bond's call date by issuing a second bond, the proceeds of which are used to purchase U.S. government securities. The securities are placed in an escrow account pursuant to an agreement between the municipality and an independent escrow agent. The principal and interest payments on the securities are then used to pay off the original bondholders.
For purposes of diversification, pre-refunded bonds will be treated as governmental issues.

U.S. COMMONWEALTH OBLIGATIONS -- The fund may invest in obligations of the
Commonwealths of the United States, such as Puerto Rico, the U.S. Virgin
Islands, Guam and their agencies and authorities, to the extent such obligations are exempt from federal income taxes. Adverse political and economic conditions and developments affecting any Commonwealth may, in turn, affect negatively the value of the fund's holdings in such obligations.

FORWARD COMMITMENT, WHEN ISSUED AND DELAYED DELIVERY TRANSACTIONS -- The fund may enter into commitments to purchase or sell securities at a future date. When a fund agrees to purchase such securities, it assumes the risk of any decline in value of the security from the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss.

The fund will not use these transactions for the purpose of leveraging and will segregate liquid assets that will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund's aggregate commitments in connection with these transactions exceed its segregated assets, the fund temporarily could be in a leveraged position
(because it may have an amount greater than its net assets subject to market risk). Should market values of the fund's portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than if it were not in such a position. The fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations. After a transaction is entered into, the fund may still dispose of or renegotiate the transaction. Additionally, prior to receiving delivery of securities as part of a transaction, the fund may sell such securities.

CASH AND CASH EQUIVALENTS -- The funds may hold cash and invest in cash equivalents. Cash equivalents include, but are not limited to: (a) tax-exempt commercial paper (e.g., short-term notes obligations issued by municipalities that mature, or may be redeemed in 270 days or less),

                The American Funds Tax-Exempt Series I -- Page 5

(b) municipal notes (e.g., bond anticipation notes, revenue anticipation notes, and tax anticipation notes issued by municipalities that mature, or may be redeemed in one year or less), (c) municipal obligations backed by letters of credit issued by banks or other financial institutions or government agencies that mature, or may be redeemed in one year or less, (d) tax-exempt variable rate debt issued by municipal conduits for corporate obligors and (e) securities of the U.S. government, its agencies or instrumentalities that mature, or may be redeemed in one year or less.

TEMPORARY INVESTMENTS -- The fund may invest in short-term municipal obligations of up to one year in maturity during periods of using temporary defensive strategies resulting from abnormal market conditions, or when such investments are considered advisable for liquidity. Generally, the income from such short-term municipal obligations is exempt from federal income tax. Further, a portion of the fund's assets, which will normally be less than 20%, may be held in cash or invested in high-quality taxable short-term securities of up to one year in maturity. Such investments may include: (a) obligations of the U.S.
Treasury; (b) obligations of agencies and instrumentalities of the U.S.
government; (c) money market instruments, such as certificates of deposit issued by domestic banks, corporate commercial paper, and bankers' acceptances and (d)
repurchase agreements.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements under which the fund buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. Repurchase agreements permit the fund to maintain liquidity and earn income over periods of time as short as overnight. The seller must maintain with the fund's custodian collateral equal to at least 100% of the repurchase price, including accrued interest, as monitored daily by the investment adviser. The fund will only enter into repurchase agreements involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the investment adviser. If the seller under the repurchase agreement defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by the fund may be delayed or limited.

ADJUSTMENT OF MATURITIES -- The investment adviser seeks to anticipate movements in interest rates and may adjust the maturity distribution of the portfolio accordingly, keeping in mind the fund's objectives.

ISSUE CLASSIFICATION -- Securities with the same general quality rating and maturity characteristics, but which vary according to the purpose for which they were issued, often tend to trade at different yields. Correspondingly, securities issued for similar purposes and with the same general maturity characteristics, but which vary according to the creditworthiness of their respective issuers, tend to trade at different yields. These yield differentials tend to fluctuate in response to political and economic developments, as well as temporary imbalances in normal supply/demand relationships. The investment adviser monitors these fluctuations closely, and will attempt to adjust portfolio concentrations in various issue classifications according to the value disparities brought about by these yield relationship fluctuations.

The investment adviser believes that, in general, the market for municipal bonds is less liquid than that for taxable fixed-income securities. Accordingly, the ability of the fund to make purchases and sales of securities in the foregoing manner may, at any particular time and with respect to any particular securities, be limited (or non-existent).

                The American Funds Tax-Exempt Series I -- Page 6

RISK FACTORS RELATING TO MARYLAND AND VIRGINIA DEBT OBLIGATIONS -- Because each fund invests primarily in the securities issued by a single state, its agencies, instrumentalities and municipalities, each fund is more susceptible to developments adversely affecting issuers of that state's securities than a municipal bond fund that does not concentrate its investments in a single state.
To a large degree, the risk of each fund is dependent upon the financial strength of the state and its localities. A variety of events, such as changes in economic conditions and government policies of Maryland or Virginia, and their agencies, instrumentalities and authorities, could adversely affect the value of the Maryland and Virginia fund, respectively. In addition to the general obligations and agency issues of the state of Maryland or the commonwealth of Virginia, each fund may invest in local bond issues, lease obligations and revenue bonds. The credit quality and risk will vary according to each security's own structure and underlying economics.

The following information highlights certain economic trends in Maryland and
Virginia and does not purport to be a complete description of risk factors relating to Maryland and Virginia debt obligations. Certain information is drawn from official statements and prospectuses relating to securities offerings of the state of Maryland and the commonwealth of Virginia and other public sources of information available as of the date of this statement of additional information and deemed reliable. The funds assume no obligation to independently verify or update this information.

FACTORS AFFECTING MARYLAND DEBT OBLIGATIONS

     GENERAL INFORMATION -- The state of Maryland has a population of approximately 5.6 million, with employment based largely in the service, retail trade and government sectors. Those sectors, along with finance, insurance and real estate, are the largest contributors to the gross state product. Population is concentrated around the Baltimore and Washington, DC areas, and proximity to Washington, DC influences the above average percentage of employees in government. Manufacturing, on the other hand, is a much smaller proportion of employment than for the nation as a whole.

     ECONOMY AND FINANCES -- Despite the slowdown in the national economy,
     Maryland's economy continues to grow. Specifically, Maryland is experiencing growth in employment, personal income, and wages and salaries.
     Maryland's per capita personal income for 2007 was the fifth highest in the country and its unemployment rate for 2007 was well below the national average.

     The challenges at the national level, energy prices, the housing market, credit concerns, declining consumer and business confidence, and financial market volatility are impacting Maryland's economy which, in turn, is affecting the level of taxes collected and the revenues earned. In order to address an anticipated budget deficit of $1.5 billion for fiscal year 2009, the governor convened a special legislative session in October 2007.
     Through reducing expenditures and increasing certain taxes, the legislature eliminated the projected budget deficit. However, the close of fiscal year ended June 30, 2008, saw actual revenue of $13.6 billion, slightly below projected revenue. Even with the actions taken, the state anticipates that further expense cuts and the implementation of additional revenue raisers will be necessary in order to deliver a balanced budget in the current and future fiscal years.

                The American Funds Tax-Exempt Series I -- Page 7

     Maryland's general obligation bonds, which are backed by the full faith and credit of the state of Maryland, are used to fund state, county and local government projects, such as roads, schools and water treatment facilities.
     Due to Maryland's financial strength, its general obligation bonds have maintained the highest credit rating by Moody's Investors Services, Inc.
     (Aaa), Standard & Poor's (AAA) and Fitch Ratings, Inc. (AAA). Maryland is
     one of only seven states in the nation to hold a Triple-A credit rating from all three major credit rating agencies.

FACTORS AFFECTING VIRGINIA DEBT OBLIGATIONS

     GENERAL INFORMATION -- The commonwealth of Virginia has a population of approximately 7.7 million, with population concentrated around the Northern
     Virginia area outside of Washington, DC, followed by the Virginia
     Beach-Norfolk-Newport News area and the Richmond area. The commonwealth's economy is broadly based, with a concentration in service and governmental jobs, followed by wholesale and retail trade, manufacturing and finance, insurance and real estate. Virginia has significant concentrations of high-technology employers, predominantly in Northern Virginia. With
     Northern Virginia considered a part of the Washington, DC metropolitan area, and Hampton Roads, which has the nation's largest concentration of military installations, the federal government has a strong economic impact on the commonwealth.

     ECONOMY AND FINANCES -- Virginia's economy has continued to expand due in part to the low cost of doing business in the commonwealth, Virginia's favorable regulatory environment and strong federal spending. Virginia's per capita personal income for 2007 was the ninth highest in the country and its unemployment rate for 2007 was considerably lower than the national average.

     Although Virginia's economy remains relatively strong, declining employment levels, slower income growth, lower consumer confidence, increased energy costs and continued downward trends in the housing market are causing a slowdown in Virginia's economy and resulting in shortfalls in payroll withholding, retail sales and recordation taxes. Virginia has offset these revenue losses with expense cuts and a large surplus in corporate income tax collections due to strength in the defense and energy sectors. For the fiscal year ended June 30, 2008, total state general fund revenue collections equaled $15.8 billion. This revenue was able to meet fiscal year expenses. In anticipation of a continued slowdown in the economy,
     Virginia has advised state agencies to curtail hiring and discretionary spending.

     Virginia's state government is consistently ranked as a top performer and has a track record of being fiscally responsible. Its general obligation bonds, which are backed by the full faith and credit of the state of
     Virginia, are used to fund state, county and local government projects, such as schools, state park and recreational facilities and roads. Due to
     Virginia's financial strength, its general obligation bonds have maintained the highest credit rating, Aaa, AAA and AAA, by Moody's Investors Services,
     Inc., Standard & Poor's and Fitch Ratings, Inc., respectively. Virginia is one of only seven states in the nation to hold a Triple-A credit rating from all three major credit rating agencies.

                The American Funds Tax-Exempt Series I -- Page 8

RISK OF NON-COMPLIANCE WITH CERTAIN FEDERAL REQUIREMENTS -- The Internal Revenue
Code of 1986 (the "Code") imposes limitations on the use and investment of the proceeds of state and local governmental bonds and of other funds of the issuers of such bonds. These limitations must be satisfied on a continuing basis to maintain the exclusion from gross income of interest on such bonds. Bond counsel qualify their opinions as to the federal tax status of new issues of bonds by making such opinions contingent on the issuer's future compliance with these limitations. Any failure on the part of an issuer to comply could cause the interest on its bonds to become taxable to investors retroactive to the date the bonds were issued. These restrictions in the Code also may affect the availability of certain municipal securities.

                        *     *     *     *     *     *

PORTFOLIO TURNOVER -- Portfolio changes will be made without regard to the length of time particular investments may have been held. Short-term trading profits are not the fund's objective, and changes in its investments are generally accomplished gradually, though short-term transactions may occasionally be made. High portfolio turnover involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions, and may result in the realization of net capital gains, which are taxable when distributed to shareholders.

Fixed-income securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved. Transaction costs are usually reflected in the spread between the bid and asked price.

The fund's portfolio turnover rates for the fiscal years ended July 31, 2008 and
2007 were 5% and 9%, respectively, for the Maryland Fund and 8% and 11%, respectively, for the Virginia Fund. The portfolio turnover rate would equal
100% if each security in a fund's portfolio were replaced once per year. See
"Financial highlights" in the prospectus for the fund's annual portfolio turnover rate for each of the last five fiscal years.

                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES -- The fund has adopted the following fundamental policies and investment restrictions, which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is defined in the
Investment Company Act of 1940, as amended (the "1940 Act"), as the vote of the lesser of (a) 67% or more of the outstanding voting securities present at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (b) more than 50% of the outstanding voting securities. All percentage limitations are considered at the time securities are purchased and are based on a fund's net assets unless otherwise indicated. None of the following investment restrictions involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund.

These restrictions provide that the fund will:

1.   Normally, invest at least 80% of its assets in, or derive at least 80% of its income from, securities that are exempt from both federal and the respective state (Maryland or Virginia) tax.

                The American Funds Tax-Exempt Series I -- Page 9

These restrictions provide that the fund may not:

2.   Invest in more than 10% of the outstanding voting securities of any issuer or invest more than 5% of the value of its total assets in the securities of any one issuer, provided that this limitation shall apply only to 75% of the value of the fund's total assets and, provided further, that the limitation shall not apply to obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, securities of other investment companies or cash and cash items;

3.   Buy or sell real estate in the ordinary course of its business; however, the fund may invest in securities secured by real estate or interests therein;

4.   Make loans to others, except for the purchase of debt securities or entering into repurchase agreements;

5.   Sell securities short, except to the extent that the fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

6.   Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases or sales;

7.   Borrow money, except from banks for temporary or emergency purposes, not in excess of 5% of the value of the fund's total assets, excluding the amount borrowed. This borrowing provision is intended to facilitate the orderly sale of portfolio securities to accommodate unusually heavy redemption requests, if they should occur; it is not intended for investment purposes;

8.   Underwrite any issue of securities, except to the extent that the purchase of municipal bonds directly from the issuer in accordance with the fund's investment objective, policies and restrictions, and later resale may be deemed to be an underwriting;

9.   Invest in companies for the purpose of exercising control or management;

10.  Buy or sell commodities or commodity contracts or oil, gas or other mineral exploration or development programs;

11.  Write, purchase or sell puts, calls, straddles, spreads or any combination thereof; or

12.  Invest more than 25% of its assets in securities of any industry, although for purposes of this limitation, the issuers of municipal securities and U. S.
government obligations are not considered to be part of any industry.

For the purpose of the fund's investment restrictions, the identification of the
"issuer" of municipal bonds which are not general obligation bonds is made by the investment adviser on the basis of the characteristics of the obligation as described, the most significant of which is the ultimate source of funds for the payment of principal of and interest on such bonds.

For the purpose of investment restriction number 10, the term "oil, gas or other mineral exploration or development programs" includes oil, gas, or other mineral exploration or development leases.

               The American Funds Tax-Exempt Series I -- Page 10

NONFUNDAMENTAL POLICIES -- The following policies may be changed by the board of trustees without shareholder approval:

The fund may not:

1.   Invest 25% or more of its assets in securities the interest on which is paid from revenues of similar type projects (such as hospitals and health facilities; turnpikes and toll roads; ports and airports; or colleges and universities). The fund may, however, invest more than an aggregate of 25% of its total assets in industrial development bonds;

2.   Invest more than 15% of the value of its net assets in illiquid securities;

3.   Invest in securities of other investment companies, except as permitted by the Investment Company Act of 1940, as amended; or

4.   Issue senior securities, except as permitted by the 1940 Act.

               The American Funds Tax-Exempt Series I -- Page 11

                            MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES AND OFFICERS

"INDEPENDENT" TRUSTEES/1/

 NAME, AGE AND                                                   NUMBER OF
 POSITION WITH THE TRUST                                       PORTFOLIOS/3/
 (YEAR FIRST ELECTED/2/ AS A      PRINCIPAL OCCUPATION(S)        OVERSEEN        OTHER DIRECTORSHIPS/4/ HELD
 TRUSTEE)                          DURING PAST FIVE YEARS       BY TRUSTEE                BY TRUSTEE
----------------------------------------------------------------------------------------------------------------

 Barbara Hackman Franklin,      President and CEO, Barbara           3         Aetna, Inc.; The Dow Chemical
 68                             Franklin Enterprises                           Company; JPMorgan Value
 Trustee (2007)                 (international business and                    Opportunities Fund
                                governance consulting);
                                former U.S. Secretary of
                                Commerce
----------------------------------------------------------------------------------------------------------------
 R. Clark Hooper, 62            Private investor; former            18         JPMorgan Value Opportunities
 Trustee (2005)                 President, Dumbarton Group                     Fund, Inc.;
                                LLC (securities industry                       The Swiss Helvetia Fund, Inc.
                                consulting); former
                                Executive Vice President -
                                Policy and Oversight, NASD
----------------------------------------------------------------------------------------------------------------
 James C. Miller III, 66        Senior Advisor, Husch                3         Clean Energy Fuels Corporation;
 Trustee (2000)                 Blackwell Sanders LLP;                         JPMorgan Value Opportunities
                                former Chairman, The                           Fund, Inc.
                                CapAnalysis Group, LLC
                                (economic, financial and
                                regulatory consulting);
                                former Director, U.S. Office
                                of Management and Budget
----------------------------------------------------------------------------------------------------------------
 Katherine D. Ortega, 74        Former Treasurer of the              3         JPMorgan Value Opportunities
 Trustee (2003)                 United States                                  Fund, Inc.
----------------------------------------------------------------------------------------------------------------
 J. Knox Singleton, 60          President and CEO, INOVA             3         Healthcare Realty Trust, Inc.;
 Chairman of the Trust          Health System                                  JPMorgan Value Opportunities
 (Non-Executive) (2004)                                                        Fund, Inc.
----------------------------------------------------------------------------------------------------------------

"INTERESTED" TRUSTEES/5/,/6/

                                  PRINCIPAL OCCUPATION(S)
                                  DURING PAST FIVE YEARS
 NAME, AGE AND                         AND POSITIONS            NUMBER OF
 POSITION WITH THE TRUST       HELD WITH AFFILIATED ENTITIES  PORTFOLIOS/3/
 (YEAR FIRST ELECTED/2/ AS A   OR THE PRINCIPAL UNDERWRITER     OVERSEEN      OTHER DIRECTORSHIPS/4/ HELD
 TRUSTEE)                              OF THE TRUST            BY TRUSTEE             BY TRUSTEE
----------------------------------------------------------------------------------------------------------

 James H. Lemon, Jr., 72        Chairman of the Board and           3         JPMorgan Value
 Vice Chairman of the Trust     CEO,                                          Opportunities Fund, Inc.
 (1986)                         The Johnston-Lemon Group,
                                Incorporated (financial
                                services holding company)
----------------------------------------------------------------------------------------------------------
 Jeffrey L. Steele, 63          President and Director,             3         JPMorgan Value
 President of the Trust         Washington Management                         Opportunities Fund, Inc.
 (2002)                         Corporation
----------------------------------------------------------------------------------------------------------

               The American Funds Tax-Exempt Series I -- Page 12

OTHER OFFICERS/6/

 NAME, AGE AND
 POSITION WITH THE TRUST      PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
 (YEAR FIRST ELECTED/2/ AS      AND POSITIONS HELD WITH AFFILIATED ENTITIES
 AN OFFICER)                     OR THE PRINCIPAL UNDERWRITER OF THE TRUST
-------------------------------------------------------------------------------

 Michael W. Stockton, 41     Director, Senior Vice President, Secretary and
 Vice President,             Treasurer, Washington Management Corporation
 Assistant Secretary and
 Treasurer (1996)
-------------------------------------------------------------------------------
 Lois A. Erhard, 56          Vice President, Washington Management Corporation
 Vice President (1988)
-------------------------------------------------------------------------------
 Stephanie L. Pfromer, 40    Vice President and General Counsel, Washington
 Secretary (2007)            Management Corporation; former Vice President and
                             Senior Counsel, The BISYS Group, Inc.
-------------------------------------------------------------------------------
 Jennifer L. Butler, 42      Vice President and Assistant Secretary,
 Assistant Secretary         Washington Management Corporation; former
 (2005)                      Specialist, Fund Administration, Pacific
                             Investment Management Company
-------------------------------------------------------------------------------
 J. Lanier Frank, 47         Assistant Vice President, Washington Management
 Assistant Vice President    Corporation
 (1998)
-------------------------------------------------------------------------------
 Curt M. Scott, 30           Assistant Vice President and Assistant Treasurer,
 Assistant Treasurer         Washington Management Corporation; former
 (2006)                      Financial Analyst, The BISYS Group, Inc.
-------------------------------------------------------------------------------

1    The term "independent" trustee refers to a trustee who is not an "interested person" of the trust within the meaning of the 1940 Act.
2    Trustees and officers of the trust serve until their resignation, removal or retirement.

3    Funds managed by Capital Research and Management Company, including the
     American Funds; American Funds Insurance Series,(R) which is composed of 16 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,(R) Inc.,
     which is composed of nine funds and is available through tax-deferred retirement plans and IRAs; and Endowments, which is composed of two portfolios and is available to certain nonprofit organizations.
4    This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each trustee as a director of a public company or a registered investment company.
5    "Interested persons" of the trust within the meaning of the 1940 Act, on the basis of their affiliation with the fund's business manager, Washington
     Management Corporation.

6    All of the trustees and officers listed are officers and/or directors/trustees of one or more other funds for which Washington Management Corporation serves as business manager.

THE ADDRESS FOR ALL TRUSTEES AND OFFICERS OF THE TRUST IS 1101 VERMONT AVENUE,
NW, WASHINGTON, DC 20005, ATTENTION: SECRETARY.

               The American Funds Tax-Exempt Series I -- Page 13

FUND SHARES OWNED BY TRUSTEES AS OF DECEMBER 31, 2007

                                                                  AGGREGATE DOLLAR RANGE/1/
                                                                          OF SHARES
                                                                     OWNED IN ALL FUNDS
                                                                    IN THE AMERICAN FUNDS
                                 DOLLAR RANGE/1/ OF FUND               FAMILY OVERSEEN
 NAME                                SHARES OWNED/2/                     BY TRUSTEE
--------------------------------------------------------------------------------------------
 "INDEPENDENT" TRUSTEES      MARYLAND FUND      VIRGINIA FUND
--------------------------------------------------------------------------------------------

 Barbara Hackman                 None               None                Over $100,000
 Franklin
--------------------------------------------------------------------------------------------
 R. Clark Hooper                 None               None                Over $100,000
--------------------------------------------------------------------------------------------
 James C. Miller III       $10,001 - $50,000     Over $100,000          Over $100,000
--------------------------------------------------------------------------------------------
 Katherine D. Ortega       $10,001 - $50,000   $10,001 - $50,000        Over $100,000
--------------------------------------------------------------------------------------------
 J. Knox Singleton               None             $1 - $10,000          Over $100,000
--------------------------------------------------------------------------------------------
 "INTERESTED" TRUSTEES
--------------------------------------------------------------------------------------------
 James H. Lemon, Jr.         Over $100,000       Over $100,000          Over $100,000
--------------------------------------------------------------------------------------------
 Jeffrey L. Steele           Over $100,000          None                Over $100,000
--------------------------------------------------------------------------------------------

1    Ownership disclosure is made using the following ranges:  None; $1 - $10,000;
     $10,001 - $50,000; $50,001 - $100,000 and Over $100,000.
2    An independent trustee also may have exposure to the fund through an allocation of some or all of his or her nonqualified deferred compensation account.

TRUSTEE COMPENSATION -- No compensation is paid by the fund to any officer or trustee who is a director, officer or employee of the business manager or its affiliates. Each fund pays annual fees of $1,500 to trustees who are not affiliated with the business manager, $338 for each board of trustees meeting attended, and $338 for each meeting attended as a member of a committee of the
Board of trustees. The audit committee chairs receive an annual fee of $1,000 from each fund and standing sub-committee chairs receive an annual fee of $750 from each fund. An independent chairman of the board (an "independent chair")
also receives an additional fee of $33,000, which is paid by the trust or shared based on the relative board meeting fee if the independent chairman serves in such capacity for multiple funds.

No pension or retirement benefits are accrued as part of fund expenses.
Independent trustees may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the independent trustees.

               The American Funds Tax-Exempt Series I -- Page 14

TRUSTEE COMPENSATION EARNED DURING THE FISCAL YEAR ENDED JULY 31, 2008:

                                                              TOTAL COMPENSATION (INCLUDING
                                                                   VOLUNTARILY DEFERRED
                                                                     COMPENSATION/1/)
                                    AGGREGATE COMPENSATION      FROM ALL FUNDS MANAGED BY
                                    (INCLUDING VOLUNTARILY         CAPITAL RESEARCH AND
                                   DEFERRED COMPENSATION/1/)            MANAGEMENT
 "INDEPENDENT" TRUSTEE                   FROM THE FUND         COMPANY OR ITS AFFILIATES/2/
--------------------------------------------------------------------------------------------

 Barbara H. Franklin                        $2,573                      $117,773
--------------------------------------------------------------------------------------------
 R. Clark Hooper                             5,250                       328,338
--------------------------------------------------------------------------------------------
 James C. Miller III                         9,257                       136,748
--------------------------------------------------------------------------------------------
 Katherine D. Ortega                        10,429                       143,748
--------------------------------------------------------------------------------------------
 J. Knox Singleton/3/                        6,359                       127,923
--------------------------------------------------------------------------------------------

1    Amounts may be deferred by eligible trustees under a nonqualified deferred compensation plan adopted by the trust in 1994. Deferred amounts accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the trustees. Compensation shown in this table for the fiscal year ended July 31, 2008 does not include earnings on amounts deferred in previous fiscal years. See footnote 3 to this table for more information.

2    Funds managed by Capital Research and Management Company, including the
     American Funds; American Funds Insurance Series,(R) which is composed of 16 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,(R) Inc.,
     which is composed of nine funds and is available through tax-deferred retirement plans and IRAs; and Endowments, which is composed of two portfolios and is available to certain nonprofit organizations.
3    Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the trust (plus earnings thereon) through the 2008 fiscal year for participating trustees is as follows: J. Knox Singleton
     ($28,074). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the trust until paid to the trustees.

As of September 1, 2008, the officers and trustees of the trust and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of the trust.

TRUST ORGANIZATION AND THE BOARD OF TRUSTEES -- The trust, an open-end, diversified management investment company, was organized as a Massachusetts business trust on May 30, 1986. Although the board of trustees has delegated day-to-day oversight to the investment adviser and business manager, all trust operations are supervised by the trust's board, which meets periodically and performs duties required by applicable state and federal laws.

Massachusetts common law provides that a trustee of a Massachusetts business trust owes a fiduciary duty to the trust and must carry out his or her responsibilities as a trustee in accordance with that fiduciary duty. Generally, a trustee will satisfy his or her duties if he or she acts in good faith and uses ordinary prudence.

Independent board members are paid certain fees for services rendered to the trust as described above. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the trust.

The fund has several different classes of shares, including Class A, B, C, F and
R-5 shares. Class R-5 shares are available to clients of the Personal Investment
Management group of Capital Guardian Trust Company who do not have an intermediary associated with their accounts and without regard to the $1 million purchase minimum. Class R-5 shares are described in more detail in the fund's prospectus addendum.

               The American Funds Tax-Exempt Series I -- Page 15

The board of trustees may establish additional series and/or classes of shares in the future. Each "series" of shares represents interests in a separate portfolio and has its own investment objectives and policies. When more than one series of shares is outstanding, shares of all series will vote together for a single set of trustees, and on other matters affecting only one series, only the shareholders of that series shall be entitled to vote. On matters relating to more than one series but affecting the series differently, separate votes by series are required.

With respect to a particular series, shares of each class represent an interest in the same investment portfolio. Each class has pro rata rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and may bear different transfer agent fees and other expenses properly attributable to the particular class as approved by the board of trustees and set forth in the fund's rule 18f-3 Plan. Each class'
shareholders have exclusive voting rights with respect to the respective class'
rule 12b-1 plans adopted in connection with the distribution of shares and on other matters in which the interests of one class are different from interests in another class. Shares of all classes of the fund vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone.

The trust does not hold annual meetings of shareholders. However, significant matters which require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the trust will hold a meeting at which any member of the board could be removed by a majority vote.

As permitted by Massachusetts law, there will normally be no meetings of shareholders for the purpose of electing trustees unless and until such time as less than a majority of the trustees holding office have been elected by shareholders. At that time, the trustees then in office will call a shareholders' meeting for the election of trustees. The trustees must call a meeting of shareholders for the purpose of voting upon the question of removal of any trustee when requested to do so by the record holders of 10% of the outstanding shares of the trust. At such a meeting, a trustee may be removed after the holders of record of not less than a majority of the outstanding shares of the trust have declared that the trustee be removed either by declaration in writing or by votes cast in person or by proxy. Except as set forth above, the trustees will continue to hold office and may appoint successor trustees. The shares do not have cumulative voting rights, which means that the holders of a majority of the shares of the trust voting for the election of trustees can elect all the trustees. No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the trust except amendments to change the name of the trust, to correct any ambiguous, defective or inconsistent provision of, or to supply any omission to, the Declaration of Trust, to establish new funds, or to reduce or eliminate the payment of taxes by the trust may be made by the trustees without the vote or consent of shareholders. If not terminated by the vote or written consent of a majority of the outstanding shares, the trust will continue indefinitely.

SHAREHOLDER AND TRUSTEE RESPONSIBILITY -- Under the laws of certain states, including Massachusetts, where the trust was organized, shareholders of a
Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the risk of a shareholder incurring any financial loss on account of shareholder liability is limited to circumstances in which the trust itself would be unable to meet its obligations. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or

               The American Funds Tax-Exempt Series I -- Page 16

obligations of the trust and provides that notice of the disclaimer may be given in any agreement, obligation, or instrument which is entered into or executed by the trust or trustees. The Declaration of Trust provides for indemnification out of trust property of any shareholder held personally liable for the obligations of the trust and also provides for the trust to reimburse such shareholder for all legal and other expenses reasonably incurred in connection with any such claim or liability.

Under the Declaration of Trust, the trustees or officers are not liable for actions or failure to act; however they are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office. The trust will provide indemnification to its trustees and officers as authorized by its
By-Laws and by the 1940 Act and the rules and regulations thereunder.

COMMITTEES OF THE BOARD OF TRUSTEES

The trust has an audit committee composed of two trustees who are not considered
"interested persons" of the trust within the meaning of the 1940 Act
("independent trustees"): James C. Miller III (Co-chair) and Katherine D. Ortega
(Co-chair). The function of the committee is the oversight of the trust's accounting and financial reporting policies. The committee acts as a liaison between the trust's independent registered public accounting firm and the full board of trustees.

The trust has a governance committee composed of J. Knox Singleton (Chair) and all other independent trustees. The committee's functions include, through a contracts sub-committee, reviewing all contracts and agreements with the trust, as required by the 1940 Act and the rules thereunder. The governance committee reports its recommendations to the full board of trustees. In addition, the governance committee periodically reviews such issues as the board's composition, responsibilities, committees and compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees.
The committee also evaluates, selects and nominates candidates for independent trustees to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the governance committee of the trust, c/o the trust's secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the committee.

There were five board of trustees meetings and seven committee meetings (six audit and one governance committee) during the fiscal year ended July 31, 2008.
All trustees attended at least 80% of all board meetings and meetings of the committees of which they are members.

PROXY VOTING PROCEDURES -- The trust's board of trustees will oversee the voting of any proxies for securities held by the trust in order to ensure that the voting of such proxies is conducted in accordance with the established procedures and policies. The board of trustees authorizes the chief executive officer ("CEO") or the CEO's designee (the "voting officer") to vote on any matter arising as a result of the trust's portfolio holdings. The voting officer is directed to vote on each matter in the best interests of the fund holding the portfolio security and its shareholders. The voting officer may consult with others, as appropriate, in deciding how to vote and should resolve any conflict of interest involved in voting by consulting with the chairman of the trust's

               The American Funds Tax-Exempt Series I -- Page 17

governance committee. The business manager is responsible for administering the voting of proxies, related record keeping and reporting of votes. Since the trust will normally hold only municipal securities, it is highly unlikely the trust will be required to vote on any issue.

Information regarding how the trust voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available on or about September 1 of each year, (a) without charge, upon request by calling American Funds Service Company at 800/ 421-0180, (b) on the American
Funds website at americanfunds.com or (c) on the SEC's website at sec.gov.

PRINCIPAL FUND SHAREHOLDERS -- The following tables identify those investors who own of record or are known by the fund to own beneficially 5% or more of any class of its shares as of the opening of business on September 1, 2008. Unless otherwise indicated, the ownership percentages below represent ownership of record rather than beneficial ownership.

THE TAX-EXEMPT FUND OF MARYLAND

                 NAME AND ADDRESS                    OWNERSHIP PERCENTAGE
----------------------------------------------------------------------------

 First Clearing, LLC                                 Class A         9.43%
 Glen Allen, VA                                      Class B        12.68
                                                     Class C         8.70
----------------------------------------------------------------------------
 Edward D. Jones & Co.                               Class A         8.48
 Maryland Hts, MO
----------------------------------------------------------------------------
 Merrill Lynch                                       Class A         8.47
 Jacksonville, FL                                    Class B        21.62
                                                     Class C        36.85
----------------------------------------------------------------------------
 Citigroup Global Markets, Inc.                      Class A         7.01
 New York, NY                                        Class C         9.41
                                                     Class F-1      10.70
----------------------------------------------------------------------------
 Morgan Stanley & Co., Inc.                          Class B         7.38
 Jersey City, NJ
----------------------------------------------------------------------------
 Charles Schwab & Co., Inc.                          Class F-1      27.90
 San Francisco, CA
----------------------------------------------------------------------------
 Johnston Lemon Group                                Class F-2      93.79
 Washington, DC                                      Class R-5      31.99
----------------------------------------------------------------------------
 Pershing, LLC                                       Class F-2       6.21
 Jersey City, NJ
----------------------------------------------------------------------------
 Capital Guardian Trust Company                      Class R-5      34.90
 Irvine, CA
----------------------------------------------------------------------------
 Capital Guardian Trust Company                      Class R-5      16.96
 Irvine, CA
----------------------------------------------------------------------------
 Capital Guardian Trust Company                      Class R-5       6.21
 Irvine, CA
----------------------------------------------------------------------------

               The American Funds Tax-Exempt Series I -- Page 18

THE TAX-EXEMPT FUND OF VIRGINIA

                 NAME AND ADDRESS                    OWNERSHIP PERCENTAGE
----------------------------------------------------------------------------

 First Clearing, LLC                                 Class A        13.87%
 Glen Allen, VA                                      Class B        24.85
                                                     Class C        17.98
----------------------------------------------------------------------------
 Citigroup Global Markets, Inc.                      Class A         8.38
 New York, NY                                        Class C        10.19
                                                     Class F-1       9.27
----------------------------------------------------------------------------
 Edward D. Jones & Co.                               Class A         8.16
 Maryland Hts, MO
----------------------------------------------------------------------------
 Merrill Lynch                                       Class A         5.34
 Jacksonville, FL                                    Class B         7.42
                                                     Class C        19.09
                                                     Class F-1       5.09
----------------------------------------------------------------------------
 Charles Schwab & Co., Inc.                          Class F-1       9.37
 San Francisco, CA
----------------------------------------------------------------------------
 Prudential Investment Management                    Class F-1       6.16
 Newark, NJ
----------------------------------------------------------------------------
 Johnston Lemon Group                                Class F-2      98.05
 Washington, DC                                      Class R-5      68.52
----------------------------------------------------------------------------
 Capital Guardian Trust Company                      Class R-5      14.40
 Irvine, CA
----------------------------------------------------------------------------
 Capital Guardian Trust Company                      Class R-5      13.62
 Irvine, CA
----------------------------------------------------------------------------

UNLESS OTHERWISE NOTED, REFERENCES IN THIS STATEMENT OF ADDITIONAL INFORMATION
TO CLASS F SHARES REFER TO BOTH CLASS F-1 AND F-2 SHARE CLASSES.

BUSINESS MANAGER -- Since its inception, the trust has operated under a Business
Management Agreement with Washington Management Corporation. The business manager maintains its principal business address at 1101 Vermont Avenue, NW,
Washington, DC 20005.

The business manager provides services necessary to carry on the trust's general administrative and corporate affairs, and is responsible for monitoring the various services and operations of the trust. These services encompass matters relating to general corporate governance, regulatory compliance and monitoring of the fund's contractual service providers, including custodian operations, shareholder services and fund share distribution functions, and includes the provision of all executive personnel, clerical staff, office space and equipment and certain accounting and record keeping facilities. The business manager provides similar services to other mutual funds.

The fund pays all expenses not specifically assumed by the business manager, including but not limited to, custodian, transfer and dividend disbursing agency fees and expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements and notices to its shareholders; expenses of shareholder meetings; taxes; insurance; expenses of the issuance,

               The American Funds Tax-Exempt Series I -- Page 19

sale (including stock certificates, registration and qualification expenses), or repurchase of shares of the fund; legal and auditing expenses; expenses pursuant to the fund's plans of distribution; fees and expense reimbursements paid to
Trustees; association dues; and costs of stationery and forms prepared exclusively for the trust.

The business manager receives a fee at the annual rate of 0.135% of the first
$60 million of the fund's net assets, 0.09% of the fund's net assets in excess of $60 million plus 1.35% of the gross investment income (excluding any net capital gains from transactions in portfolio securities). The current Business
Management Agreement, unless sooner terminated, will continue in effect until
July 31, 2009 and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (a) the board of trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (b) the vote of a majority of trustees who are not parties to the Business Management Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Business
Management Agreement provides that the business manager has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under the Business Management Agreement. The
Business Management Agreement also provides that either party has the right to terminate it, without penalty, upon sixty (60) days' written notice to the other party and that the Business Management Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

The business manager makes payments to the investment adviser for performing various accounting services for the fund and Washington Mutual Investors Fund.
The amount paid to the investment adviser may be found in the most recent shareholder report. The business manager also makes payments to support compensation paid to dealers (for additional information, see "Other compensation to dealers" below). The amount of these payments to support dealer compensation were approximately $2.4 million for the year ended December 31,
2007.

The business manager has established a charitable foundation, The Washington
Management Corporation Foundation, which makes contributions to charities organized under Section 501(c)(3) or 509(a)(2) of the Internal Revenue Code.
Employees of the business manager and its affiliates, as well as trustees and officers of the trust, may participate in a gift matching program sponsored by the Foundation.

For the fiscal years ended July 31, 2008, 2007, and 2006 the business manager was entitled to receive from the Maryland Fund fees of $504,000, $449,000 and
$377,000, respectively. After giving effect to the business manager fee waiver described below, the fund paid the business manager $454,000 (a reduction of
$50,000), $404,000 (a reduction of $45,000) and $339,000 (a reduction of
$38,000) for the fiscal years ended July 31, 2008, 2007 and 2006, respectively.

For the fiscal years ended July 31, 2008, 2007 and 2006, the business manager was entitled to receive from the Virginia Fund fees of $524,000, $465,000 and
$415,000, respectively. After giving effect to the business manager fee waiver described below, the fund paid the business manager $472,000 (a reduction of
$52,000), $418,000 (a reduction of $47,000) and $374,000 (a reduction of
$41,000) for the fiscal years ended July 31, 2008, 2007 and 2006, respectively.

For the period from September 1, 2004 until March 31, 2005, the business manager agreed to waive 5% of the fees that it was otherwise entitled to receive under the Business Management

               The American Funds Tax-Exempt Series I -- Page 20

Agreement. From April 1, 2005 through December 31, 2008, this waiver increased to 10% of the fees that the business manager was otherwise entitled to receive.
The waiver was discontinued effective January 1, 2009.

INVESTMENT ADVISER -- Capital Research and Management Company, the fund's investment adviser, founded in 1931, maintains research facilities in the United
States and abroad (Los Angeles, San Francisco, New York, Washington, DC, London,
Geneva, Hong Kong, Singapore and Tokyo). These facilities are staffed with experienced investment professionals. The investment adviser is located at 333
South Hope Street, Los Angeles, CA 90071 and 6455 Irvine Center Drive, Irvine,
CA 92618. It is a wholly owned subsidiary of The Capital Group Companies, Inc., a holding company for several investment management subsidiaries. Capital
Research and Management Company manages equity assets through two investment divisions, Capital World Investors and Capital Research Global Investors, and
manages fixed-income assets through its Fixed Income division. Capital World
Investors and Capital Research Global Investors make investment decisions on an independent basis.

The investment adviser has adopted policies and procedures that address issues that may arise as a result of an investment professional's management of the fund and other funds and accounts. Potential issues could involve allocation of investment opportunities and trades among funds and accounts, use of information regarding the timing of fund trades, investment professional compensation and voting relating to portfolio securities. The investment adviser believes that its policies and procedures are reasonably designed to address these issues.

COMPENSATION OF INVESTMENT PROFESSIONALS -- As described in the prospectus, the investment adviser uses a system of multiple portfolio counselors in managing fund assets. The investment adviser's investment analysts do not currently manage a research portfolio in the fund.

Portfolio counselors and investment analysts are paid competitive salaries by
Capital Research and Management Company. In addition, they may receive bonuses based on their individual portfolio results. Investment professionals also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit-sharing plans will vary depending on the individual's portfolio results, contributions to the organization and other factors.

To encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total investment returns to relevant benchmarks over the most recent year, a four-year rolling average and an eight-year rolling average with greater weight placed on the four-year and eight-year rolling averages. For portfolio counselors, benchmarks may include measures of the marketplaces in which the fund invests and measures of the results of comparable mutual funds. For investment analysts, benchmarks may include relevant market measures and appropriate industry or sector indexes reflecting their areas of expertise. Capital Research and Management Company makes periodic subjective assessments of analysts' contributions to the investment process and this is an element of their overall compensation. The investment results of each of the fund's portfolio counselors are measured against the following benchmarks:
Lipper Maryland Municipal Debt Funds Average (The Tax-Exempt Fund of Maryland)
and Lipper Virginia Municipal Debt Funds Average (The Tax-Exempt Fund of
Virginia).

               The American Funds Tax-Exempt Series I -- Page 21

PORTFOLIO COUNSELOR FUND HOLDINGS AND OTHER MANAGED ACCOUNTS -- As described below, portfolio counselors may personally own shares of the fund. In addition, portfolio counselors may manage portions of other mutual funds or accounts advised by Capital Research and Management Company or its affiliates.

THE FOLLOWING TABLE REFLECTS INFORMATION AS OF JULY 31, 2008:

                                               NUMBER            NUMBER
                                              OF OTHER          OF OTHER          NUMBER
                                             REGISTERED          POOLED          OF OTHER
                                             INVESTMENT        INVESTMENT        ACCOUNTS
                                          COMPANIES (RICS)  VEHICLES (PIVS)      FOR WHICH
                                             FOR WHICH         FOR WHICH         PORTFOLIO
                                             PORTFOLIO         PORTFOLIO         COUNSELOR
                        DOLLAR RANGE         COUNSELOR         COUNSELOR        IS A MANAGER
                          OF FUND           IS A MANAGER     IS A MANAGER        (ASSETS OF
    PORTFOLIO              SHARES         (ASSETS OF RICS   (ASSETS OF PIVS    OTHER ACCOUNTS
    COUNSELOR             OWNED/1/        IN BILLIONS)/2/   IN BILLIONS)/3/    IN BILLIONS)/4/
------------------------------------------------------------------------------------------------

 Brenda S.                None/5/            3      $11.1         None              None
 Ellerin
-------------------------------------------------------------------------------------------------
 Edward B.                None/5/            2      $ 4.1         None              None
 Nahmias
-------------------------------------------------------------------------------------------------

1    Ownership disclosure is made using the following ranges: None; $1 - $10,000;
     $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000; $500,001 -
     $1,000,000; and Over $1,000,000. The amounts listed include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.
2    Indicates fund(s) where the portfolio counselor also has significant responsibilities for the day to day management of the fund(s). Assets noted are the total net assets of the registered investment companies and are not the total assets managed by the individual, which is a substantially lower amount.
     No fund has an advisory fee that is based on the performance of the fund.
3    Represents funds advised or sub-advised by Capital Research and Management
     Company and sold outside the United States and/ or fixed-income assets in institutional accounts managed by investment adviser subsidiaries of Capital
     Group International, Inc., an affiliate of Capital Research and Management
     Company. Assets noted are the total net assets of the funds or accounts and are not the total assets managed by the individual, which is a substantially lower amount. No fund or account has an advisory fee that is based on the performance of the fund or account.
4    Reflects other professionally managed accounts held at companies affiliated with Capital Research and Management Company. Personal brokerage accounts of portfolio counselors and their families are not reflected.
5    Funds are designed primarily for taxable residents in the states of Maryland or Virginia. Because the portfolio counselors do not reside in either state, investment in the fund may not be appropriate for their personal portfolio.

INVESTMENT ADVISORY AGREEMENT -- The Investment Advisory Agreement (the
"Agreement") between the fund and the investment adviser will continue in effect until July 31, 2009, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (a) the board of trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and
(b) the vote of a majority of trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The
Agreement provides that the investment adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without

               The American Funds Tax-Exempt Series I -- Page 22

penalty, upon 60 days' written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940
Act).

The investment adviser manages the investment portfolio of the fund subject to the policies established by the board of trustees and places orders for the fund's portfolio securities transactions. As compensation for its services, the investment adviser receives a fee at the annual rate of 0.165% of the first $60 million of the fund's net assets plus 0.120% of the fund's net assets in excess of $60 million plus 1.65% of gross investment income.

For the fiscal years ended July 31, 2008, 2007 and 2006, the investment adviser was entitled to receive from the Maryland Fund management fees of $641,000,
$570,000 and $478,000, respectively. After giving effect to the management fee waivers described below, the fund paid the investment adviser management fees of
$577,000 (a reduction of $64,000), $513,000 (a reduction of $57,000) and
$430,000 (a reduction of $48,000) for the fiscal years ended July 31, 2008, 2007 and 2006, respectively.

For the fiscal years ended July 31, 2008, 2007 and 2006, the investment adviser was entitled to receive from the Virginia Fund management fees of $667,000,
$592,000 and $527,000, respectively. After giving effect to the management fee waivers described below, the fund paid the investment adviser management fees of
$600,000 (a reduction of $67,000), $533,000 (a reduction of $59,000) and
$474,000 (a reduction of $53,000) for the fiscal years ended July 31, 2008, 2007 and 2006, respectively.

For the period from September 1, 2004 through March 31, 2005, the investment adviser agreed to waive 5% of the management fees that it was otherwise entitled to receive under the Agreement. From April 1, 2005 through December 31, 2008, this waiver increased to 10% of the management fees that the investment adviser was otherwise entitled to receive. The waiver was discontinued effective January
1, 2009.

ADMINISTRATIVE SERVICES AGREEMENT -- The Administrative Services Agreement (the
"Administrative Agreement") between the fund and the investment adviser relating to the fund's Class C, F and R-5 shares will continue in effect until July 31,
2009, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by the vote of a majority of trustees who are not parties to the Administrative
Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval.
The fund may terminate the Administrative Agreement at any time by vote of a majority of the independent trustees. The investment adviser has the right to terminate the Administrative Agreement upon 60 days' written notice to the fund.
The Administrative Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

Under the Administrative Agreement, the investment adviser provides certain transfer agent and administrative services for shareholders of the fund's Class
C, F and R-5 shares. The investment adviser may contract with third parties, including American Funds Service Company/(R)/, the fund's Transfer Agent, to provide some of these services. Services include, but are not limited to, shareholder account maintenance, transaction processing, tax information reporting, and shareholder and fund communications. In addition, the investment adviser monitors, coordinates, oversees and assists with the activities performed by third parties.

               The American Funds Tax-Exempt Series I -- Page 23

The investment adviser receives an administrative services fee at the annual rate of up to 0.15% of the average daily net assets for each applicable share class (excluding Class R-5 shares) for administrative services provided to these share classes. Administrative services fees are paid monthly and accrued daily.
The investment adviser uses a portion of this fee to compensate third parties for administrative services provided to the funds. Of the remainder, the investment adviser does not retain more than 0.05% of the average daily net assets for each applicable share class. For Class R-5 shares, the administrative services fee is calculated at the annual rate of up to 0.10% of the average daily net assets of Class R-5 shares. The administrative services fee includes compensation for transfer agent and shareholder services provided to the fund's applicable share classes. In addition to making administrative service fee payments to unaffiliated third parties, the investment adviser also makes payments from the administrative services fee to American Funds Service Company according to a fee schedule, based principally on the number of accounts serviced, contained in a Shareholder Services Agreement between the fund and
American Funds Service Company.

During the 2008 fiscal year, administrative services fees, gross of any payments made by the investment adviser, were:

                                               ADMINISTRATIVE SERVICES FEE
-----------------------------------------------------------------------------

 MARYLAND FUND                 CLASS C                  $21,000
                              CLASS F-1                  16,000
                               CLASS R-5                  3,000
-----------------------------------------------------------------------------
 VIRGINIA FUND                 CLASS C                   14,000
                              CLASS F-1                  21,000
                              CLASS R-5                      --*
-----------------------------------------------------------------------------

* Amount less than one thousand.

PRINCIPAL UNDERWRITER AND PLANS OF DISTRIBUTION -- American Funds
Distributors,/(R)/ Inc. (the "Principal Underwriter") is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333
South Hope Street, Los Angeles, CA 90071; 6455 Irvine Center Drive, Irvine, CA
92618; 3500 Wiseman Boulevard, San Antonio, TX 78251; 8332 Woodfield Crossing
Boulevard, Indianapolis, IN 46240; and 5300 Robin Hood Road, Norfolk, VA 23513.

The Principal Underwriter receives revenues relating to sales of the funds'
shares, as follows:

     .    For Class A shares, the Principal Underwriter receives commission revenue consisting of the balance of the Class A sales charge remaining after the allowances by the Principal Underwriter to investment dealers.

     .    For Class B shares, the Principal Underwriter sells its rights to the
          0.75% distribution-related portion of the 12b-1 fees paid by the fund, as well as any contingent deferred sales charges, to a third party.
          The Principal Underwriter compensates investment dealers for sales of
          Class B shares out of the proceeds of this sale and keeps any amounts remaining after this compensation is paid.

               The American Funds Tax-Exempt Series I -- Page 24

     .    For Class C shares, the Principal Underwriter receives any contingent deferred sales charges that apply during the first year after purchase.

In addition, the funds reimburse the Principal Underwriter for advancing immediate service fees to qualified dealers and advisers upon the sale of Class
B and C shares. The funds also reimburse the Principal Underwriter for service fees paid on a quarterly basis to qualified dealers and advisers in connection with investments in Class F-1 shares.

Commissions, revenue or service fees retained by the Principal Underwriter after allowances or compensation to dealers were:

                                          COMMISSIONS,                 ALLOWANCE OR
                                            REVENUE                    COMPENSATION
                      FISCAL YEAR       OR FEES RETAINED                TO DEALERS
------------------------------------------------------------------------------------------

CLASS A                  2008       Maryland Fund  $152,000      Maryland Fund   $585,000
                                    Virginia Fund   123,000      Virginia Fund    470,000
                         2007       Maryland Fund   182,000      Maryland Fund    713,000
                                    Virginia Fund   115,000      Virginia Fund    493,000
                         2006       Maryland Fund   128,000      Maryland Fund    493,000
                                    Virginia Fund   105,000      Virginia Fund    405,000
------------------------------------------------------------------------------------------
CLASS B                  2008       Maryland Fund     3,000      Maryland Fund     18,000
                                    Virginia Fund     3,000      Virginia Fund     27,000
                         2007       Maryland Fund     5,000      Maryland Fund     32,000
                                    Virginia Fund     5,000      Virginia Fund     33,000
                         2006       Maryland Fund     5,000      Maryland Fund     40,000
                                    Virginia Fund     4,000      Virginia Fund     28,000
-------------------------------------------------------------------------------------------
CLASS C                  2008       Maryland Fund        --      Maryland Fund     77,000
                                    Virginia Fund        --      Virginia Fund     86,000
                         2007       Maryland Fund    17,000      Maryland Fund     57,000
                                    Virginia Fund        --      Virginia Fund     38,000
                         2006       Maryland Fund        --      Maryland Fund     77,000
                                    Virginia Fund     7,000      Virginia Fund     36,000
-------------------------------------------------------------------------------------------

Plans of distribution -- Each of the funds has adopted plans of distribution
(the "Plans") pursuant to rule 12b-1 under the 1940 Act. The Plans permit the fund to expend amounts to finance any activity primarily intended to result in the sale of fund shares, provided each fund's board of trustees has approved the category of expenses for which payment is being made.

Each Plan is specific to a particular share class of each fund. As neither of the funds have adopted a Plan for Class F-2 or Class R-5, no 12b-1 fees are paid from Class F-2 or Class R-5 share assets and the following disclosure is not applicable to these share classes.

Payments under the Plans may be made for service-related and/or distribution-related expenses. Service-related expenses include paying service fees to qualified dealers. Distribution-related expenses include commissions paid to qualified dealers. The amounts actually paid under the Plans for the past fiscal year, expressed as a percentage of the fund's average daily net assets

               The American Funds Tax-Exempt Series I -- Page 25

attributable to the applicable share class, are disclosed in the prospectus under "Fees and expenses of the fund." Further information regarding the amounts available under each Plan is in the "Plans of Distribution" section of the prospectus.

Following is a brief description of the Plans:

     CLASS A -- For Class A shares, up to 0.25% of each fund's average daily net assets attributable to such shares is reimbursed to the Principal
     Underwriter for paying service-related expenses, and the balance available under the applicable Plan may be paid to the Principal Underwriter for distribution-related expenses.

     Distribution-related expenses for Class A shares include dealer commissions and wholesaler compensation paid on sales of shares of $1 million or more purchased without a sales charge. Commissions on these "no load" purchases
     (which are described in further detail under the "Sales Charges" section of this statement of additional information document) in excess of the Class A
     Plan limitations and not reimbursed to the Principal Underwriter during the most recent fiscal quarter are recoverable for five quarters, provided that the reimbursement of such commissions does not cause the fund to exceed the annual expense limit. After five quarters, these commissions are not recoverable. As of July 31, 2008, unreimbursed expenses which remain subject to reimbursement under the Plan for Class A shares totaled
     $493,000, or 0.15% of Class A net assets for the Maryland Fund, and
     $566,000,  or 0.16% of Class A net assets for the Virginia Fund.

     CLASS B -- The Plans for Class B shares provide for payments to the
     Principal Underwriter of up to 0.25% of each fund's average daily net assets attributable to such shares for paying service-related expenses and
     0.75% for distribution-related expenses, which include the financing of commissions paid to qualified dealers.

     CLASS C -- The Plans for Class C shares provide for payments to the
     Principal Underwriter of up to 0.25% of each fund's average daily net assets attributable to such shares for paying service-related expenses and
     0.75% for distribution-related expenses.

     CLASS F-1 -- The Plans for Class F-1 shares provide for payments to the
     Principal Underwriter of up to 0.25% of each fund's average daily net assets attributable to such shares for paying service-related expenses. The funds may annually expend up to 0.50% for Class F-1 shares under the applicable Plan with the approval of the board of trustees.

               The American Funds Tax-Exempt Series I -- Page 26

During the 2008 fiscal year, 12b-1 expenses, accrued and paid, and if applicable, unpaid were:

                                                    12B-1 UNPAID LIABILITY
                          12B-1 EXPENSES                 OUTSTANDING
-------------------------------------------------------------------------------

CLASS A              Maryland Fund    $620,000       Maryland Fund     $95,000
                     Virginia Fund     688,000       Virginia Fund      94,000
-------------------------------------------------------------------------------
CLASS B              Maryland Fund     146,000       Maryland Fund      13,000
                     Virginia Fund     113,000       Virginia Fund      11,000
-------------------------------------------------------------------------------
CLASS C              Maryland Fund     275,000       Maryland Fund      38,000
                     Virginia Fund     191,000       Virginia Fund      28,000
-------------------------------------------------------------------------------
CLASS F-1            Maryland Fund      42,000       Maryland Fund      17,000
                     Virginia Fund      55,000       Virginia Fund      17,000
-------------------------------------------------------------------------------

Approval of the Plans - As required by rule 12b-1 and the 1940 Act, the Plans
(together with the Principal Underwriting Agreement) have been approved by the full boards of trustees and separately by a majority of the independent trustees of the funds who have no direct or indirect financial interest in the operation of the Plans or the Principal Underwriting Agreement. In addition, the selection and nomination of independent trustees of the funds are committed to the discretion of the independent trustees during the existence of the Plans.

Potential benefits of the Plans to the funds include quality shareholder services, savings to the funds in transfer agency costs, and benefits to the investment process from growth or stability of assets. The Plans may not be amended to increase materially the amount spent for distribution without shareholder approval. Plan expenses are reviewed quarterly by the boards of trustees and the Plans must be renewed annually by the boards of trustees.

Johnston, Lemon & Co. Incorporated ("Johnston, Lemon") a wholly-owned subsidiary of the business manager's parent company, The Johnston-Lemon Group, Inc.
("JLG"), received commissions and payments from the plans of distribution of the funds of $16,000, $26,000 and $14,000 on its retail sales of the Maryland Fund and $15,000, $25,000 and $34,000 on its retail sales of the Virginia Fund, respectively, for the fiscal years ended July 31, 2008, 2007 and 2006.

All officers of the trust and two of its interested trustees are officers or directors of Washington Management Corporation, a wholly-owned subsidiary of
JLG. Johnston, Lemon participates in receiving dealer service fee payments from the Plans. Some of the trust's officers and one interested trustee are also registered representatives with Johnston, Lemon and, as such, to the extent they have sold shares of the fund, receive a portion of the service fee payments in the same manner as all other Johnston, Lemon registered representatives.

               The American Funds Tax-Exempt Series I -- Page 27

OTHER COMPENSATION TO DEALERS -- As of October 2008, the top dealers (or their affiliates) that American Funds Distributors anticipates will receive additional compensation (as described in the prospectus) include:

     AIG Advisors Group
          Advantage Capital Corporation
          AIG Financial Advisors, Inc.
          American General Securities Incorporated
          FSC Securities Corporation
          Royal Alliance Associates, Inc.
     AXA Advisors, LLC
     Cadaret, Grant & Co., Inc.
     Cambridge Investment Research, Inc.
     Commonwealth Financial Network
     Cuna Brokerage Services, Inc.
     Deutsche Bank Securities Inc.
     Edward Jones
     Genworth Financial Securities Corporation
     Hefren-Tillotson, Inc.
     HTK / Janney Montgomery Group
          Hornor, Townsend & Kent, Inc.
          Janney Montgomery Scott LLC
     ING Advisors Network Inc.
          Bancnorth Investment Group, Inc.
          Financial Network Investment Corporation
          Guaranty Brokerage Services, Inc.
          ING Financial Partners, Inc.
          Multi-Financial Securities Corporation
          Primevest Financial Services, Inc.
     Intersecurities / Transamerica
          InterSecurities, Inc.
          Transamerica Financial Advisors, Inc.
     JJB Hilliard/PNC Bank
          J.J.B. Hilliard, W.L. Lyons, Inc.
          PNC Bank, National Association
          PNC Investments LLC
     Lincoln Financial Advisors Corporation
     LPL Group
          Associated Securities Corp.
          LPL Financial Corporation
          Mutual Service Corporation
          Uvest Investment Services
          Waterstone Financial Group, Inc.
     Merrill Lynch, Pierce, Fenner & Smith Incorporated
     Metlife Enterprises
          Metlife Securities Inc.
          New England Securities
          Tower Square Securities
          Walnut Street Securities, Inc.
     MML Investors Services, Inc.

               The American Funds Tax-Exempt Series I -- Page 28

     Morgan Keegan & Company, Inc.
     Morgan Stanley & Co., Incorporated
     National Planning Holdings Inc.
          Invest Financial Corporation
          Investment Centers of America, Inc.
          National Planning Corporation
          SII Investments, Inc.
     NFP Securities, Inc.
     Northwestern Mutual Investment Services, LLC
     Park Avenue Securities LLC
     Princor Financial Services Corporation
     Raymond James Group
          Raymond James & Associates, Inc.
          Raymond James Financial Services Inc.
     RBC Dain Rauscher Inc.
     Robert W. Baird & Co. Incorporated
     Securian / C.R.I.
          CRI Securities, LLC
          Securian Financial Services, Inc.
     Smith Barney
          Legg Mason
          Primerica Financial Services
     U.S. Bancorp Investments, Inc.
     UBS Financial Services Inc.
     Wachovia Group
          A. G. Edwards, a Division of Wachovia Securities, LLC
          First Clearing LLC
          Wachovia Securities Financial Network, LLC
          Wachovia Securities Investment Services Group
          Wachovia Securities Latin American Channel
          Wachovia Securities Private Client Group
     Wells Fargo Investments, LLC

                      EXECUTION OF PORTFOLIO TRANSACTIONS

The investment adviser places orders with broker-dealers for the fund's portfolio transactions. Purchases and sales of equity securities on a securities exchange or an over-the-counter market are effected through broker-dealers who receive commissions for their services. Generally, commissions relating to securities traded on foreign exchanges will be higher than commissions relating to securities traded on U.S. exchanges and may not be subject to negotiation.
Equity securities may also be purchased from underwriters at prices that include underwriting fees. Purchases and sales of fixed-income securities are generally made with an issuer or a primary market-maker acting as principal with no stated
brokerage commission. The price paid to an underwriter for fixed-income securities includes underwriting fees. Prices for fixed-income securities in secondary trades usually include undisclosed compensation to the market-maker reflecting the spread between the bid and ask prices for the securities.

In selecting broker-dealers, the investment adviser strives to obtain "best execution" (the most favorable total price reasonably attainable under the circumstances) for the fund's portfolio transactions, taking into account a variety of factors. These factors include the size and type of

               The American Funds Tax-Exempt Series I -- Page 29

transaction, the nature and character of the markets for the security to be purchased or sold, the cost, quality and reliability of the executions and the broker-dealer's ability to offer liquidity and anonymity. The investment adviser considers these factors, which involve qualitative judgments, when selecting broker-dealers and execution venues for fund portfolio transactions. The investment adviser views best execution as a process that should be evaluated over time as part of an overall relationship with particular broker-dealer firms rather than on a trade-by-trade basis. The fund does not consider the investment adviser as having an obligation to obtain the lowest commission rate available for a portfolio transaction to the exclusion of price, service and qualitative considerations.

The investment adviser may execute portfolio transactions with broker-dealers who provide certain brokerage and/or investment research services to it, but only when in the investment adviser's judgment the broker-dealer is capable of providing best execution for that transaction. The receipt of these services permits the investment adviser to supplement its own research and analysis and makes available the views of, and information from, individuals and the research staffs of other firms. Such views and information may be provided in the form of written reports, telephone contacts and meetings with securities analysts. These services may include, among other things, reports and other communications with respect to individual companies, industries, countries and regions, economic, political and legal developments, as well as scheduling meetings with corporate executives and seminars and conferences related to relevant subject matters. The investment adviser considers these services to be supplemental to its own internal research efforts and therefore the receipt of investment research from broker-dealers does not tend to reduce the expenses involved in the investment adviser's research efforts. If broker-dealers were to discontinue providing such services it is unlikely the investment adviser would attempt to replicate them on its own, in part because they would then no longer provide an independent, supplemental viewpoint. Nonetheless, if it were to attempt to do so, the investment adviser would incur substantial additional costs. Research services that the investment adviser receives from broker-dealers may be used by the investment adviser in servicing the fund and other funds and accounts that it advises; however, not all such services will necessarily benefit the fund.

The investment adviser may pay commissions in excess of what other broker-dealers might have charged - including on an execution-only basis - for certain portfolio transactions in recognition of brokerage and/or investment research services provided by a broker-dealer. In this regard, the investment adviser has adopted a brokerage allocation procedure consistent with the requirements of Section 28(e) of the U.S. Securities Exchange Act of 1934.
Section 28(e) permits an investment adviser to cause an account to pay a higher commission to a broker-dealer that provides certain brokerage and/or investment research services to the investment adviser, if the investment adviser makes a good faith determination that such commissions are reasonable in relation to the value of the services provided by such broker-dealer to the investment adviser in terms of that particular transaction or the investment adviser's overall responsibility to the fund and other accounts that it advises. Certain brokerage and/or investment research services may not necessarily benefit all accounts paying commissions to each such broker-dealer; therefore, the investment adviser assesses the reasonableness of commissions in light of the total brokerage and investment research services provided by each particular broker-dealer.

In accordance with its internal brokerage allocation procedure, each equity investment division of the investment adviser periodically assesses the brokerage and investment research services provided by each broker-dealer from which it receives such services. Using its judgment, each equity investment division of the investment adviser then creates lists with suggested levels of

               The American Funds Tax-Exempt Series I -- Page 30

commissions for particular broker-dealers and provides those lists to its trading desks. Neither the investment adviser nor the fund incurs any obligation to any broker-dealer to pay for research by generating trading commissions. The actual level of business received by any broker-dealer may be less than the suggested level of commissions and can, and often does, exceed the suggested level in the normal course of business. As part of its ongoing relationships with broker-dealers, the investment adviser routinely meets with firms, typically at the firm's request, to discuss the level and quality of the brokerage and research services provided, as well as the perceived value and cost of such services. In valuing the brokerage and investment research services the investment adviser receives from broker-dealers in connection with its good faith determination of reasonableness, the investment adviser does not attribute a dollar value to such services, but rather takes various factors into consideration, including the quantity, quality and usefulness of the services to the investment adviser.

The investment adviser seeks, on an ongoing basis, to determine what the reasonable levels of commission rates are in the marketplace. The investment adviser takes various considerations into account when evaluating such reasonableness, including, (a) rates quoted by broker-dealers, (b) the size of a particular transaction in terms of the number of shares and dollar amount, (c)
the complexity of a particular transaction, (d) the nature and character of the markets on which a particular trade takes place, (e) the ability of a broker-dealer to provide anonymity while executing trades, (f) the ability of a broker-dealer to execute large trades while minimizing market impact, (g) the extent to which a broker-dealer has put its own capital at risk, (h) the level and type of business done with a particular broker-dealer over a period of time,
(i) historical commission rates, and (j) commission rates that other institutional investors are paying.

When executing portfolio transactions in the same equity security for the funds and accounts, or portions of funds and accounts, over which the investment adviser, through its equity investment divisions, has investment discretion, each of the investment divisions will normally aggregate its respective purchases or sales and execute them as part of the same transaction or series of transactions. When executing portfolio transactions in the same fixed-income security for the fund and the other funds or accounts over which it or one of its affiliated companies has investment discretion, the investment adviser will normally aggregate such purchases or sales and execute them as part of the same transaction or series of transactions. The objective of aggregating purchases and sales of a security is to allocate executions in an equitable manner among the funds and other accounts that have concurrently authorized a transaction in such security.

The investment adviser may place orders for the fund's portfolio transactions with broker-dealers who have sold shares in the funds managed by the investment adviser or its affiliated companies; however, it does not consider whether a broker-dealer has sold shares of the funds managed by the investment adviser or its affiliated companies when placing any such orders for the fund's portfolio transactions.

No brokerage commissions were paid by the fund on portfolio transactions for the fiscal years ended July 31, 2008, 2007 and 2006.

During fiscal years 2008, 2007 and 2006 Johnston, Lemon & Co. Incorporated received no commissions for executing portfolio transactions for the fund.
Johnston, Lemon & Co. Incorporated will not participate in commissions paid by the fund to other brokers or dealers and will not receive any reciprocal business, directly or indirectly, as a result of such commissions.

               The American Funds Tax-Exempt Series I -- Page 31

                        DISCLOSURE OF PORTFOLIO HOLDINGS

The fund's investment adviser, on behalf of the fund, has adopted policies and procedures with respect to the disclosure of information about fund portfolio securities. These policies and procedures have been reviewed by the fund's board of trustees and compliance will be periodically assessed by the board in connection with reporting from the fund's Chief Compliance Officer.

Under these policies and procedures, the fund's complete list of portfolio holdings available for public disclosure, dated as of the end of each calendar quarter, is permitted to be posted on the American Funds website no earlier than the tenth day after such calendar quarter. In practice, the public portfolio typically is posted on the website approximately 45 days after the end of the calendar quarter. Such portfolio holdings information may then be disclosed to any person pursuant to an ongoing arrangement to disclose portfolio holdings information to such person no earlier than one day after the day on which the information is posted on the American Funds website. The fund's business manager, custodian, outside counsel and auditor, each of which requires portfolio holdings information for legitimate business and fund oversight purposes, may receive the information earlier.

Affiliated persons of the fund, including officers of the fund and employees of the investment adviser and its affiliates, who receive portfolio holdings information are subject to restrictions and limitations on the use and handling of such information pursuant to applicable codes of ethics, including requirements not to trade in securities based on confidential and proprietary investment information, to maintain the confidentiality of such information, and to preclear securities trades and report securities transactions activity, as applicable. For more information on these restrictions and limitations, please see the "Code of Ethics" section in this statement of additional information and the Code of Ethics. Third party service providers of the fund, as described in this statement of additional information, receiving such information are subject to confidentiality obligations. When portfolio holdings information is disclosed other than through the American Funds website to persons not affiliated with the fund (which, as described above, would typically occur no earlier than one day after the day on which the information is posted on the American Funds website), such persons will be bound by agreements (including confidentiality agreements)
or fiduciary obligations that restrict and limit their use of the information to legitimate business uses only. Neither the fund nor its investment adviser or any affiliate thereof receives compensation or other consideration in connection with the disclosure of information about portfolio securities.

Subject to board policies, the authority to disclose a fund's portfolio holdings, and to establish policies with respect to such disclosure, resides with the appropriate investment-related committees of the fund's investment adviser. In exercising their authority, the committees determine whether disclosure of information about the fund's portfolio securities is appropriate and in the best interest of fund shareholders. The investment adviser has implemented policies and procedures to address conflicts of interest that may arise from the disclosure of fund holdings. For example, the investment adviser's code of ethics specifically requires, among other things, the safeguarding of information about fund holdings and contains prohibitions designed to prevent the personal use of confidential, proprietary investment information in a way that would conflict with fund transactions. In addition, the investment adviser believes that its current policy of not selling portfolio holdings information and not disclosing such information to unaffiliated third parties until such holdings have been made public on the American Funds website
(other than to certain fund service providers for legitimate business and fund oversight purposes) helps

               The American Funds Tax-Exempt Series I -- Page 32

reduce potential conflicts of interest between fund shareholders and the investment adviser and its affiliates.

                                PRICE OF SHARES

Shares are purchased at the offering price or sold at the net asset value price next determined after the purchase or sell order is received and accepted by the fund or the Transfer Agent; the offering or net asset value price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers or their authorized designees, accepted by the Principal Underwriter, the Transfer Agent, a dealer or any of their designees. In the case of orders sent directly to the fund or the Transfer
Agent, an investment dealer should be indicated. The dealer is responsible for promptly transmitting purchase and sell orders to the Principal Underwriter.

Orders received by the investment dealer or authorized designee, the Transfer
Agent or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Note that investment dealers or other intermediaries may have their own rules about share transactions and may have earlier cut-off times than those of the fund. For more information about how to purchase through your intermediary, contact your intermediary directly.

Prices that appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price, while purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share, which is calculated once daily as of approximately 4 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, each day the Exchange is open. If, for example, the Exchange closes at 1 p.m., the fund's share price would still be determined as of 4 p.m. New York time. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day; Martin Luther King, Jr.
Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day;
Thanksgiving; and Christmas Day. Each share class of the fund has a separately calculated net asset value (and share price).

All portfolio securities of funds advised by Capital Research and Management
Company (other than money market funds) are valued, and the net asset values per share for each share class are determined, as indicated below. The fund follows standard industry practice by typically reflecting changes in its holdings of portfolio securities on the first business day following a portfolio trade.

1.    Equity securities, including depositary receipts, are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities are valued at prices obtained from an independent pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. The pricing services base bond prices on, among other things, an evaluation of the yield curve as of approximately 3 p.m. New York time. The fund's investment adviser performs certain checks on these prices prior to calculation of the fund's net asset value.

               The American Funds Tax-Exempt Series I -- Page 33

Securities with both fixed-income and equity characteristics (e.g., convertible bonds, preferred stocks, units comprised of more than one type of security, etc.), or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser.

Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity, or if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

Assets or liabilities initially expressed in terms of currencies other than U.S.
dollars are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.

Securities and assets for which market quotations are not readily available or are considered unreliable are valued at fair value as determined in good faith under policies approved by the fund's board. Subject to board oversight, the fund's board has delegated the obligation to make fair valuation determinations to a valuation committee established by the fund's investment adviser. The board receives regular reports describing fair-valued securities and the valuation methods used.

The valuation committee has adopted guidelines and procedures (consistent with
SEC rules and guidance) to ensure that certain basic principles and factors are considered when making all fair value determinations. As a general principle, securities lacking readily available market quotations, or that have quotations that are considered unreliable by the investment adviser, are valued in good faith by the valuation committee based upon what the fund might reasonably expect to receive upon their current sale. The valuation committee considers all indications of value available to it in determining the fair value to be assigned to a particular security, including, without limitation, the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security and changes in overall market conditions.

2.   Each class of shares represents interests in the same portfolio of investments and is identical in all respects to each other class, except for differences relating to distribution, service and other charges and expenses, certain voting rights, differences relating to eligible investors, the designation of each class of shares, conversion features and exchange privileges. Expenses attributable to the fund, but not to a particular class of shares, are borne by each class pro rata based on relative aggregate net assets of the classes. Expenses directly attributable to a class of shares are borne by that class of shares. Liabilities, including accruals of taxes and other expense items attributable to particular share classes, are deducted from total assets attributable to such share classes.

3.   Net assets so obtained for each share class are then divided by the total number of shares outstanding of that share class, and the result, rounded to the nearest cent, is the net asset value per share for that share class.

               The American Funds Tax-Exempt Series I -- Page 34

                            TAXES AND DISTRIBUTIONS

FUND TAXATION -- The fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code ("Code") so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, the fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis, and intends to comply with other tax rules applicable to regulated investment companies.

To avoid federal excise taxes, the Code requires the fund to distribute by
December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve month period ending October 31; and 100% of any undistributed amounts from the prior year.

Interest on the municipal securities purchased by the fund is believed to be free from regular federal income tax based on opinions issued by bond counsel.
However, there is no guarantee that the opinion is correct or that the IRS will agree with the opinion.  In addition, the Code imposes limitations on the use and investment of the proceeds of state and local governmental bonds and of other funds of the issuers of such bonds. These limitations must be satisfied on a continuing basis to maintain the exclusion from gross income of interest on such bonds. Bond counsel qualify their opinions as to the federal tax status of new issues of bonds by making such opinions contingent on the issuer's future compliance with these limitations. Any failure on the part of an issuer to comply with these limitations, or a determination by the IRS that the securities do not qualify for tax-exempt treatment, could cause the interest on the bonds to become taxable to investors retroactive to the date the bonds were issued. If this were to happen, dividends derived from this interest may be taxable to you, and you may need to file an amended tax return.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

     DIVIDENDS -- By meeting certain requirements of the Code, the fund qualifies to pay exempt-interest dividends to shareholders. These dividends
     ("exempt-interest dividends") are derived from interest income exempt from regular federal income tax, and are not subject to regular federal income tax when they are distributed to fund shareholders. In addition, to the extent that exempt-interest dividends are derived from interest on obligations of a state or its political subdivisions, or from interest on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands or Guam), they also may be exempt from that state's personal income taxes.

     CAPITAL GAIN DISTRIBUTIONS -- The fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities.
     Distributions from net short-term capital gains will be taxable to shareholders as ordinary income. Distributions from net long-term capital gains will be taxable to shareholders as long-term capital gain, regardless of how long a particular shareholder has held shares in the fund.

     A portion of the gain on municipal bonds purchased at market discount after
     April 30, 1993 is taxable to shareholders as ordinary income, not as capital gains.

               The American Funds Tax-Exempt Series I -- Page 35

SHAREHOLDER TAXATION -- Distributions by the fund result in a reduction in the net asset value of the fund's shares. Investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution.
Those purchasing just prior to a distribution will subsequently receive a partial return of their investment capital upon payment of the distribution, which will be taxable to them.

Redemptions and exchanges of fund shares are taxable transactions for federal and state income tax purposes. If a shareholder redeems fund shares, or exchanges shares for shares of a different fund, the IRS will require the shareholder to report any gain or loss on the redemption or exchange. The gain or loss realized will be capital gain or loss and will be long-term or short-term, depending on how long the shareholder held the shares.

Any loss incurred on the redemption or exchange of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends distributed to a shareholder with respect to fund shares and any remaining loss will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to the shareholder by the fund on those shares.

If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purposes of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other fund(s).

Any loss realized on a redemption or exchange of shares of the fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of. Any loss disallowed under this rule will be added to the shareholder's tax basis in the new shares purchased.

Interest on certain private activity bonds, while exempt from regular federal income tax, is a preference item for taxpayers when determining their alternative minimum tax under the Code and under the income tax provisions of several states. Private activity bond interest could subject a shareholder to or increase liability under federal and state alternative minimum taxes, depending on a shareholder's individual or corporate tax position. Persons who are defined in the Code as substantial users (or persons related to such users) of facilities financed by private activity bonds should consult with their tax advisors before buying fund shares.

The fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital appreciation or maximum tax-exempt income without fluctuation of principal. Shares of the fund generally would not be suitable for tax-exempt institutions or tax-deferred retirement plans (e.g., plans qualified under Section 401 of the Code, and individual retirement accounts). Such retirement plans would not gain any benefit from the tax-exempt nature of the fund's dividends because such dividends would be ultimately taxable to beneficiaries when distributed to them.

Exempt-interest dividends paid by each fund will be reported to both the IRS and shareholders of each fund. Individual shareholders are required to report to the federal government all exempt-interest dividends and all other tax-exempt interest received. In addition, each fund is required to report all distributions of investment company taxable income and capital gains as well as gross

               The American Funds Tax-Exempt Series I -- Page 36

proceeds from the redemption or exchange of fund shares, except in the case of certain exempt shareholders.

Under the backup withholding provisions of Section 3406 of the Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of a regulated investment company may be subject to backup withholding of federal income tax in the case of non-exempt
U.S. shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. In addition, back-up withholding may apply beginning in 2007 to exempt-interest dividends paid to non-exempt shareholders for whom a certified taxpayer identification number has not been received.
Withholding may also be required if the fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and
U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or a lower rate under an applicable income tax treaty) on taxable dividends, excluding long-term capital gain distributions, received by him or her.

Shareholders should consult their tax advisers about the application of federal, state and local tax law in light of their particular situation.

                        PURCHASE AND EXCHANGE OF SHARES

PURCHASES BY INDIVIDUALS -- As described in the prospectus, you may generally open an account and purchase fund shares by contacting a financial adviser or investment dealer authorized to sell the fund's shares. You may make investments by any of the following means:

     CONTACTING YOUR FINANCIAL ADVISER -- Deliver or mail a check to your financial adviser.

     BY MAIL -- for initial investments, you may mail a check, made payable to the fund, directly to the address indicated on the account application.
     Please indicate an investment dealer on the account application. You may make additional investments by filling out the "Account Additions" form at the bottom of a recent account statement and mailing the form, along with a check made payable to the fund, using the envelope provided with your account statement.

     The amount of time it takes for us to receive regular U.S. postal mail may vary and there is no assurance that we will receive such mail on the day you expect. Mailing addresses for regular U.S. postal mail can be found in the prospectus. To send investments or correspondence to us via overnight mail or courier service, use either of the following addresses:

               The American Funds Tax-Exempt Series I -- Page 37

           American Funds
           8332 Woodfield Crossing Blvd.
           Indianapolis, IN 46240-2482

           American Funds
           5300 Robin Hood Rd.
           Norfolk, VA  23513-2407

     BY TELEPHONE -- using the American FundsLine. Please see the "Shareholder account services and privileges" section of this statement of additional information for more information regarding this service.

     BY INTERNET -- using americanfunds.com. Please see the "Shareholder account services and privileges" section of this statement of additional information for more information regarding this service.

     BY WIRE -- If you are making a wire transfer, instruct your bank to wire funds to:

           Wells Fargo Bank
           ABA Routing No. 121000248
           Account No. 4600-076178

           Your bank should include the following information when wiring funds:

           For credit to the account of:
           American Funds Service Company
           (fund's name)

           For further credit to:
           (shareholder's fund account number)
           (shareholder's name)

     You may contact American Funds Service Company at 800/421-0180 if you have questions about making wire transfers.

OTHER PURCHASE INFORMATION -- The Principal Underwriter will not knowingly sell shares of the fund directly or indirectly to any person or entity, where, after the sale, such person or entity would own beneficially directly or indirectly more than 4.5% of the outstanding shares of the fund without the consent of a majority of the fund's board.

In addition, the American Funds state tax-exempt funds are qualified for sale only in certain jurisdictions, and tax-exempt funds in general should not serve as retirement plan investments. The fund and the Principal Underwriter reserve the right to reject any purchase order.

PURCHASE MINIMUMS AND MAXIMUMS -- All investments are subject to the purchase minimums and maximums described in the prospectus. As noted in the prospectus, purchase minimums may be waived or reduced in certain cases.

In the case of American Funds non-tax-exempt funds, the initial purchase minimum of $25 may be waived for the following account types:

               The American Funds Tax-Exempt Series I -- Page 38

     .    Payroll deduction retirement plan accounts (such as, but not limited to, 403(b), 401(k), SIMPLE IRA, SARSEP and deferred compensation plan accounts); and

     .    Employer-sponsored CollegeAmerica accounts.

The following account types may be established without meeting the initial purchase minimum:

     .    Retirement accounts that are funded with employer contributions; and

     .    Accounts that are funded with monies set by court decree.

The following account types may be established without meeting the initial purchase minimum, but shareholders wishing to invest in two or more funds must meet the normal initial purchase minimum of each fund:

     .    Accounts that are funded with (a) transfers of assets, (b) rollovers from retirement plans, (c) rollovers from 529 college savings plans or
          (d) required minimum distribution automatic exchanges; and

     .    American Funds money market fund accounts registered in the name of clients of Capital Guardian Trust Company's Personal Investment
          Management group.

Certain accounts held on the fund's books, known as omnibus accounts, contain multiple underlying accounts that are invested in shares of the fund. These underlying accounts are maintained by entities such as financial intermediaries and are subject to the applicable initial purchase minimums as described in the prospectus and this statement of additional information. However, in the case where the entity maintaining these accounts aggregates the accounts' purchase orders for fund shares, such accounts are not required to meet the fund's minimum amount for subsequent purchases.

EXCHANGES -- You may only exchange shares into other American Funds within the same share class. However, exchanges from Class A shares of The Cash Management
Trust of America may be made to Class B or C shares of other American Funds for dollar cost averaging purposes. Exchanges are not permitted from Class A shares of The Cash Management Trust of America to Class B or C shares of Intermediate
Bond Fund of America, Limited Term Tax-Exempt Bond Fund of America and
Short-Term Bond Fund of America. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from American Funds money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions. Exchanges of Class F shares generally may only be made through fee-based programs of investment firms that have special agreements with the fund's distributor and certain registered investment advisers.

You may exchange shares of other classes by contacting the Transfer Agent, by contacting your investment dealer or financial adviser, by using American
FundsLine or americanfunds.com, or by telephoning 800/421-0180 toll-free, or faxing (see "American Funds Service Company service areas" in the prospectus for the appropriate fax numbers) the Transfer Agent. For more information, see
"Shareholder account services and privileges" in this statement of additional information. THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES
AND PURCHASES.

               The American Funds Tax-Exempt Series I -- Page 39

Shares held in employer-sponsored retirement plans may be exchanged into other
American Funds by contacting your plan administrator or recordkeeper. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received (see "Price of shares" in this statement of additional information).

FREQUENT TRADING OF FUND SHARES -- As noted in the prospectus, certain redemptions may trigger a purchase block lasting 30 calendar days under the fund's "purchase blocking policy." Under this policy, systematic redemptions will not trigger a purchase block and systematic purchases will not be prevented. For purposes of this policy, systematic redemptions include, for example, regular periodic automatic redemptions and statement of intention escrow share redemptions. Systematic purchases include, for example, regular periodic automatic purchases and automatic reinvestments of dividends and capital gain distributions.

OTHER POTENTIALLY ABUSIVE ACTIVITY -- In addition to implementing purchase blocks, American Funds Service Company will monitor for other types of activity that could potentially be harmful to the American Funds - for example, short-term trading activity in multiple funds. When identified, American Funds
Service Company will request that the shareholder discontinue the activity. If the activity continues, American Funds Service Company will freeze the shareholder account to prevent all activity other than redemptions of fund shares.

MOVING BETWEEN SHARE CLASSES

     If you wish to "move" your investment between share classes (within the same fund or between different funds), we generally will process your request as an exchange of the shares you currently hold for shares in the new class or fund. Below is more information about how sales charges are handled for various scenarios.

     EXCHANGING CLASS B SHARES FOR CLASS A SHARES -- If you exchange Class B shares for Class A shares during the contingent deferred sales charge period you are responsible for paying any applicable deferred sales charges attributable to those Class B shares, but you will not be required to pay a
     Class A sales charge. If, however, you exchange your Class B shares for
     Class A shares after the contingent deferred sales charge period, you are responsible for paying any applicable Class A sales charges.

     EXCHANGING CLASS C SHARES FOR CLASS A SHARES -- If you exchange Class C shares for Class A shares, you are still responsible for paying any Class C contingent deferred sales charges and applicable Class A sales charges.

     EXCHANGING CLASS C SHARES FOR CLASS F SHARES -- If you are part of a qualified fee-based program and you wish to exchange your Class C shares for Class F shares to be held in the program, you are still responsible for paying any applicable Class C contingent deferred sales charges.

     EXCHANGING CLASS F SHARES FOR CLASS A SHARES -- You can exchange Class F shares held in a qualified fee-based program for Class A shares without paying an initial Class A sales charge if all of the following requirements are met: (a) you are leaving or have left the fee-based program, (b) you have held the Class F shares in the program for at least one year, and (c)
     you notify American Funds Service Company of your request. If you have already redeemed your Class F shares, the foregoing requirements apply and you

               The American Funds Tax-Exempt Series I -- Page 40

     must purchase Class A shares within 90 days after redeeming your Class F shares to receive the Class A shares without paying an initial Class A sales charge.

     EXCHANGING CLASS A SHARES FOR CLASS F SHARES -- If you are part of a qualified fee-based program and you wish to exchange your Class A shares for Class F shares to be held in the program, any Class A sales charges
     (including contingent deferred sales charges) that you paid or are payable will not be credited back to your account.

     EXCHANGING CLASS F-1 SHARES FOR CLASS F-2 SHARES -- If you are part of a qualified fee-based program that offers Class F-2 shares, you may exchange your Class F-1 shares for Class F-2 shares to be held in the program.

     MOVING BETWEEN OTHER SHARE CLASSES -- If you desire to move your investment between share classes and the particular scenario is not described in this statement of additional information, please contact American Funds Service
     Company at 800/421-0180 for more information.

     NON-REPORTABLE TRANSACTIONS -- Automatic conversions described in the prospectus will be non-reportable for tax purposes. In addition, except in the case of a movement between a 529 share class and a non-529 share class, an exchange of shares from one share class of a fund to another share class of the same fund will be treated as a non-reportable exchange for tax purposes, provided that the exchange request is received in writing by
     American Funds Service Company and processed as a single transaction.

                                 SALES CHARGES

CLASS A PURCHASES

     PURCHASES BY CERTAIN 403(B) PLANS

     Tax-exempt funds in general should not serve as retirement plan investments.

     A 403(b) plan may not invest in Class A, Class B or Class C shares on or after January 1, 2009 unless such plan was invested in Class A, Class B or
     Class C shares prior to that date.

     Participant accounts of a 403(b) plan that was treated as an individual-type plan for sales charge purposes prior to January 1, 2009, may continue to be treated as accounts of an individual-type plan for sales charge purposes.
     Participant accounts of a 403(b) plan that was treated as an employer-sponsored plan for sales charge purposes prior to January 1, 2009, may continue to be treated as accounts of an employer-sponsored plan for sales charge purposes.
     Participant accounts of a 403(b) plan that is established on or after January 1,
     2009 are treated as accounts of an employer-sponsored plan for sales charge purposes.

     PURCHASES BY SEP PLANS AND SIMPLE IRA PLANS

     Participant accounts in a Simplified Employee Pension (SEP) plan or a
     Savings Incentive Match Plan for Employees of Small Employers IRA (SIMPLE
     IRA) plan will be aggregated together for Class A sales charge purposes if the SEP plan or SIMPLE IRA plan was established after November 15, 2004 by an employer adopting a prototype plan produced by American Funds
     Distributors, Inc. In the case where the employer adopts any other plan
     (including, but not limited to, an IRS model agreement), each participant's account in the plan will be aggregated with the participant's own personal investments that qualify under the aggregation policy. A SEP plan or SIMPLE
     IRA plan with a certain method of aggregating participant accounts as of
     November 15, 2004 may continue with that method so long as the employer has not modified the plan document since that date.

               The American Funds Tax-Exempt Series I -- Page 41

     OTHER PURCHASES

     Pursuant to a determination of eligibility by a vice president or more senior officer of the Capital Research and Management Company Fund
     Administration Unit, or by his or her designee, Class A shares of the
     American Funds stock, stock/bond and bond funds may be sold at net asset value to:

     (1)  current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to, the funds managed by Capital Research and Management Company, current or retired employees of Washington Management Corporation, current or retired employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons;

     (2)  currently registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees
          (collectively, "Eligible Persons") (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law, and (c) parents-in-law, if the
          Eligible Persons or the spouses, children or parents of the Eligible
          Persons are listed in the account registration with the
          parents-in-law) of dealers who have sales agreements with the
          Principal Underwriter (or who clear transactions through such dealers), plans for the dealers, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

     (3)  currently registered investment advisers ("RIAs") and assistants directly employed by such RIAs, retired RIAs with respect to accounts established while active, or full-time employees (collectively,
          "Eligible Persons") (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of RIA firms that are authorized to sell shares of the funds, plans for the RIA firms, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

     (4)  companies exchanging securities with the fund through a merger, acquisition or exchange offer;

     (5)  insurance company separate accounts;

     (6)  accounts managed by subsidiaries of The Capital Group Companies, Inc.;

     (7)  The Capital Group Companies, Inc., its affiliated companies and
          Washington Management Corporation;

     (8)  an individual or entity with a substantial business relationship with
          The Capital Group Companies, Inc. or its affiliates, or an individual or entity related or relating to such individual or entity;

     (9)  wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying

               The American Funds Tax-Exempt Series I -- Page 42

          investments are managed by any affiliate of The Capital Group
          Companies, Inc.; and

     (10) full-time employees of banks that have sales agreements with the
          Principal Underwriter, who are solely dedicated to directly supporting the sale of mutual funds.

     Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this net asset value privilege, additional investments can be made at net asset value for the life of the account.

MOVING BETWEEN ACCOUNTS -- Investments in certain account types may be moved to other account types without incurring additional Class A sales charges. These transactions include, for example:

     .    redemption proceeds from a non-retirement account (for example, a joint tenant account) used to purchase fund shares in an IRA or other individual-type retirement account;

     .    required minimum distributions from an IRA or other individual-type retirement account used to purchase fund shares in a non-retirement account; and

     .    death distributions paid to a beneficiary's account that are used by the beneficiary to purchase fund shares in a different account.

LOAN REPAYMENTS -- Repayments on loans taken from a retirement plan or an individual-type retirement account are not subject to sales charges if American
Funds Service Company is notified of the repayment.

DEALER COMMISSIONS AND COMPENSATION -- Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to initial sales charges. These purchases consist of purchases of $1 million or more, purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, and purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $50 million or more. Commissions on such investments (other than IRA rollover assets that roll over at no sales charge under the fund's IRA rollover policy as described in the prospectus) are paid to dealers at the following rates: 1.00% on amounts of less than $4 million, 0.50% on amounts of at least $4 million but less than $10 million and
0.25% on amounts of at least $10 million. Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers, or market declines. For example, if a shareholder has accumulated investments in excess of $4 million (but less than $10 million) and subsequently redeems all or a portion of the account(s), purchases following the redemption will generate a dealer commission of 0.50%.A dealer concession of up to 1% may be paid by the fund under its Class A plan of distribution to reimburse the
Principal Underwriter in connection with dealer and wholesaler compensation paid by it with respect to investments made with no initial sales charge.

               The American Funds Tax-Exempt Series I -- Page 43

                      SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING YOUR CLASS A SALES CHARGE -- As described in the prospectus, there are various ways to reduce your sales charge when purchasing Class A shares.
Additional information about Class A sales charge reductions is provided below.

     STATEMENT OF INTENTION -- By establishing a statement of intention (the
     "Statement"), you enter into a nonbinding commitment to purchase shares of the American Funds (excluding money market funds) over a 13-month period and receive the same sales charge (expressed as a percentage of your purchases) as if all shares had been purchased at once.

     The Statement period starts on the date on which your first purchase made toward satisfying the Statement is processed. The market value of your existing holdings eligible to be aggregated (see below) as of the day immediately before the start of the Statement period may be credited toward satisfying the Statement.

     You may revise the commitment you have made in your Statement upward at any time during the Statement period. If your prior commitment has not been met by the time of the revision, the Statement period during which purchases must be made will remain unchanged. Purchases made from the date of the revision will receive the reduced sales charge, if any, resulting from the revised Statement. If your prior commitment has been met by the time of the revision, your original Statement will be considered met and a new
     Statement will be established.

     The Statement will be considered completed if the shareholder dies within the 13-month Statement period. Commissions to dealers will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder's death.

     When a shareholder elects to use a Statement, shares equal to 5% of the dollar amount specified in the Statement may be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified Statement period, the purchaser may be required to remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any dealers assigned to the shareholder's account at the time a purchase was made during the Statement period will receive a corresponding commission adjustment if appropriate. If the difference is not paid by the close of the Statement period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser may be liable to the Principal Underwriter for the balance still outstanding.

     Certain payroll deduction retirement plans purchasing Class A shares under a Statement on or before November 12, 2006, may continue to purchase Class
     A shares at the sales charge determined by that particular Statement until the plans' values reach the amounts specified in their Statements. Upon reaching such amounts, the Statements for these plans will be deemed completed and will terminate. After such termination, these plans

               The American Funds Tax-Exempt Series I -- Page 44

     are eligible for additional sales charge reductions by meeting the criteria under the fund's rights of accumulation policy.

     In addition, if you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to apply purchases under such contracts and policies to a Statement.

     Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms and those in the prospectus with their first purchase.

     AGGREGATION -- Qualifying investments for aggregation include those made by you and your "immediate family" as defined in the prospectus, if all parties are purchasing shares for their own accounts and/or:

     .    individual-type employee benefit plans, such as an IRA, single-
          participant Keogh-type plan, or a participant account of a 403(b) plan that is treated as an individual-type plan for sales charge purposes
          (see "Purchases by certain 403(b) plans" under "Sales charges" above);

     .    SEP plans and SIMPLE IRA plans established after November 15, 2004 by an employer adopting any plan document other than a prototype plan produced by American Funds Distributors, Inc.;

     .    business accounts solely controlled by you or your immediate family
          (for example, you own the entire business);

     .    trust accounts established by you or your immediate family (for trusts with only one primary beneficiary, upon the trustor's death the trust account may be aggregated with such beneficiary's own accounts; for trusts with multiple primary beneficiaries, upon the trustor's death the trustees of the trust may instruct American Funds Service Company to establish separate trust accounts for each primary beneficiary;
          each primary beneficiary's separate trust account may then be aggregated with such beneficiary's own accounts);

     .    endowments or foundations established and controlled by you or your immediate family; or

     .    CollegeAmerica/(R)/ accounts invested in American Funds other than the fund, which will be aggregated at the account owner level. (Class
          529-E accounts may only be aggregated with an eligible employer plan.
          For more information about CollegeAmerica and Class 529 shares, please see the prospectus of American Funds that offer Class 529 shares.)

     Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

     .    for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

     .    made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, excluding the individual-type employee benefit plans described above;

     .    for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;

               The American Funds Tax-Exempt Series I -- Page 45

     .    for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations;

     .    for participant accounts of a 403(b) plan that is treated as an employer-
          sponsored plan for sales charge purposes (see "Purchases by certain 403(b)
          plans" under "Sales charges" above), or made for participant accounts of two or more such plans, in each case of a single employer or affiliated employers as defined in the 1940 Act; or

     .    for a SEP or SIMPLE IRA plan established after November 15, 2004 by an employer adopting a prototype plan produced by American Funds
          Distributors, Inc.

     Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

     CONCURRENT PURCHASES -- As described in the prospectus, you may reduce your
     Class A sales charge by combining purchases of all classes of shares in the
     American Funds, as well as holdings in Endowments and applicable holdings in the American Funds Target Date Retirement Series. Shares of money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of American Funds money market funds are excluded. If you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March
     31, 2007, you may continue to combine purchases made under such contracts and policies to reduce your Class A sales charge.

     RIGHTS OF ACCUMULATION -- Subject to the limitations described in the aggregation policy, you may take into account your accumulated holdings in all share classes of the American Funds, as well as your holdings in
     Endowments and applicable holdings in the American Funds Target Date
     Retirement Series, to determine your sales charge on investments in accounts eligible to be aggregated. Direct purchases of American Funds money market funds are excluded. Subject to your investment dealer's or recordkeeper's capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings (the
     "market value") or (b) the amount you invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals (the "cost value"). Depending on the entity on whose books your account is held, the value of your holdings in that account may not be eligible for calculation at cost value. For example, accounts held in nominee or street name may not be eligible for calculation at cost value and instead may be calculated at market value for purposes of rights of accumulation.

     The value of all of your holdings in accounts established in calendar year
     2005 or earlier will be assigned an initial cost value equal to the market value of those holdings as of the last business day of 2005. Thereafter, the cost value of such accounts will increase or decrease according to actual investments or withdrawals. You must contact your financial

               The American Funds Tax-Exempt Series I -- Page 46

     adviser or American Funds Service Company if you have additional information that is relevant to the calculation of the value of your holdings.

     When determining your American Funds Class A sales charge, if your investment is not in an employer-sponsored retirement plan, you may also continue to take into account the market value (as of the day prior to your
     American Funds investment) of your individual holdings in various American
     Legacy variable annuity contracts and variable life insurance policies that were established on or before March 31, 2007. An employer-sponsored retirement plan may also continue to take into account the market value of its investments in American Legacy Retirement Investment Plans that were established on or before March 31, 2007.

     You may not purchase Class B shares if your combined American Funds and applicable American Legacy holdings cause you to be eligible to purchase
     Class A shares at the $100,000 or higher sales charge discount rate. In addition, you may not purchase Class C shares if such combined holdings cause you to be eligible to purchase Class A shares at the $1 million or more sales charge discount rate (i.e. at net asset value).

     If you make a gift of American Funds Class A shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your American Funds and applicable American
     Legacy accounts.

CDSC WAIVERS FOR CLASS A, B AND C SHARES -- As noted in the prospectus, a contingent deferred sales charge ("CDSC") may be waived for redemptions due to death or postpurchase disability of a shareholder (this generally excludes accounts registered in the names of trusts and other entities). In the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Transfer Agent of the other joint tenant's death and removes the decedent's name from the account, may redeem shares from the account without incurring a CDSC. Redemptions made after the Transfer Agent is notified of the death of a joint tenant will be subject to a CDSC.

In addition, a CDSC may be waived for the following types of transactions, if together they do not exceed 12% of the value of an "account" (defined below)
annually (the "12% limit"):

     .    Required minimum distributions taken from retirement accounts upon the shareholder's attainment of age 70-1/2 (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver).

     .    Redemptions through an automatic withdrawal plan ("AWP") (see
          "Automatic withdrawals" under "Shareholder account services and privileges" in this statement of additional information). For each AWP payment, assets that are not subject to a CDSC, such as appreciation on shares and shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular AWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached.
          Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through an AWP will also count toward the 12% limit. In the case of an AWP, the 12% limit is calculated at the time an automatic redemption is first made,

               The American Funds Tax-Exempt Series I -- Page 47

          and is recalculated at the time each additional automatic redemption is made. Shareholders who establish an AWP should be aware that the amount of a payment not subject to a CDSC may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

     For purposes of this paragraph, "account" means:

     .    in the case of Class A shares, your investment in Class A shares of all American Funds (investments representing direct purchases of
          American Funds money market funds are excluded);

     .    in the case of Class B shares, your investment in Class B shares of the particular fund from which you are making the redemption; and

     .    in the case of Class C shares, your investment in Class C shares of the particular fund from which you are making the redemption.

CDSC waivers are allowed only in the cases listed here and in the prospectus.

                                 SELLING SHARES

The methods for selling (redeeming) shares are described more fully in the prospectus. If you wish to sell your shares by contacting American Funds Service
Company directly, any such request must be signed by the registered shareholders. To contact American Funds Service Company via overnight mail or courier service, see "Purchase and exchange of shares."

A signature guarantee may be required for certain redemptions. In such an event, your signature may be guaranteed by a domestic stock exchange or the Financial
Industry Regulatory Authority, bank, savings association or credit union that is an eligible guarantor institution. The Transfer Agent reserves the right to require a signature guarantee on any redemptions.

Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts. You must include with your written request any shares you wish to sell that are in certificate form.

If you sell Class A, B or C shares and request a specific dollar amount to be sold, we will sell sufficient shares so that the sale proceeds, after deducting any applicable CDSC, equals the dollar amount requested.

Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 10 business days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.

You may request that redemption proceeds of $1,000 or more from money market funds be wired to your bank by writing American Funds Service Company. A signature guarantee is required on all requests to wire funds.

               The American Funds Tax-Exempt Series I -- Page 48

                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

The following services and privileges are generally available to all shareholders. However, certain services and privileges may not be available if your account is held with an investment dealer.

AUTOMATIC INVESTMENT PLAN -- An automatic investment plan enables you to make monthly or quarterly investments in the American Funds through automatic debits from your bank account. To set up a plan, you must fill out an account application and specify the amount you would like to invest and the date on which you would like your investments to occur. The plan will begin within 30 days after your account application is received. Your bank account will be debited on the day or a few days before your investment is made, depending on the bank's capabilities. The Transfer Agent will then invest your money into the fund you specified on or around the date you specified. If the date you specified falls on a weekend or holiday, your money will be invested on the following business day. However, if the following business day falls in the next month, your money will be invested on the business day immediately preceding the weekend or holiday. If your bank account cannot be debited due to insufficient funds, a stop-payment or the closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by contacting the Transfer Agent.

AUTOMATIC REINVESTMENT -- Dividends and capital gain distributions are reinvested in additional shares of the same class and fund at net asset value unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer.

If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from American Funds
Service Company with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares.

CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS -- You may cross-reinvest dividends and capital gains (distributions) into other American Funds in the same class at net asset value, subject to the following conditions:

(a)  the aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund's minimum initial investment requirement);

(b)  if the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested; and

(c)  if you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distributions must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

               The American Funds Tax-Exempt Series I -- Page 49

AUTOMATIC EXCHANGES -- For all share classes, you may automatically exchange shares of the same class in amounts of $50 or more among any of the American
Funds on any day (or preceding business day if the day falls on a nonbusiness day) of each month you designate.

AUTOMATIC WITHDRAWALS -- For all share classes, you may automatically withdraw shares from any of the American Funds. You can make automatic withdrawals of $50 or more. You can designate the day of each period for withdrawals and request that checks be sent to you or someone else. Withdrawals may also be electronically deposited to your bank account. The Transfer Agent will withdraw your money from the fund you specify on or around the date you specify. If the date you specified falls on a weekend or holiday, the redemption will take place on the previous business day. However, if the previous business day falls in the preceding month, the redemption will take place on the following business day after the weekend or holiday. You should consult with your adviser or intermediary to determine if your account is eligible for automatic withdrawals.

Withdrawal payments are not to be considered as dividends, yield or income.
Generally, automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

Redemption proceeds from an automatic withdrawal plan are not eligible for reinvestment without a sales charge.

ACCOUNT STATEMENTS -- Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments will be reflected on regular confirmation statements from the
Transfer Agent. Dividend and capital gain reinvestments, purchases through automatic investment plans and certain retirement plans, as well as automatic exchanges and withdrawals will be confirmed at least quarterly.

AMERICAN FUNDSLINE AND AMERICANFUNDS.COM -- You may check your share balance, the price of your shares, or your most recent account transaction, redeem shares
(up to $75,000 per American Funds shareholder each day) from non-retirement plan accounts, or exchange shares around the clock with American FundsLine or using
americanfunds.com. To use American FundsLine, call 800/325-3590 from a
TouchTone(TM) telephone. Redemptions and exchanges through American FundsLine and americanfunds.com are subject to the conditions noted above and in
"Telephone and Internet purchases, redemptions and exchanges" below. You will need your fund number (see the list of the American Funds under "General information -- fund numbers"), personal identification number (generally the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

Generally, all shareholders are automatically eligible to use these services.
However, if you are not currently authorized to do so, you may complete an
American FundsLink Authorization Form. Once you establish this privilege, you, your financial adviser or any person with your account information may use these services.

TELEPHONE AND INTERNET PURCHASES, REDEMPTIONS AND EXCHANGES -- By using the telephone (including American FundsLine) or the Internet (including
americanfunds.com), or fax purchase, redemption and/or exchange options, you agree to hold the fund, the Transfer Agent, any of its

               The American Funds Tax-Exempt Series I -- Page 50

affiliates or mutual funds managed by such affiliates, the fund's business manager and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these services. However, you may elect to opt out of these services by writing the
Transfer Agent (you may also reinstate them at any time by writing the Transfer
Agent). If the Transfer Agent does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, it and/or the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions, or a natural disaster, redemption and exchange requests may be made in writing only.

CHECKWRITING -- You may establish check writing privileges for Class A shares
(but not Class 529-A shares) for American Funds money market funds upon meeting the fund's initial purchase minimum of $1,000. This can be done by using an account application. If you request check writing privileges, you will be provided with checks that you may use to draw against your account. These checks may be made payable to anyone you designate and must be signed by the authorized number of registered shareholders exactly as indicated on your account application.

REDEMPTION OF SHARES -- The trust's declaration of trust permits the trust to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder of record owns shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the trust's current registration statement under the 1940 Act, and subject to such further terms and conditions as the board of trustees of the trust may from time to time adopt.

While payment of redemptions normally will be in cash, the trust's declaration of trust permits payment of the redemption price wholly or partly with portfolio securities or other fund assets under conditions and circumstances determined by the trust's board of trustees. For example, redemptions could be made in this manner if the board determined that making payments wholly in cash over a particular period would be unfair and/or harmful to other fund shareholders.

SHARE CERTIFICATES -- Shares are credited to your account and certificates are not issued unless  you request them by contacting the Transfer Agent.

                              GENERAL INFORMATION

CUSTODIAN OF ASSETS -- Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070, as
Custodian.

TRANSFER AGENT -- American Funds Service Company, a wholly owned subsidiary of the investment adviser, maintains the records of shareholder accounts, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. The principal office of American Funds Service Company is located at 6455 Irvine Center Drive, Irvine, CA 92618. American Funds Service
Company was paid a fee of $61,000 and $3,000 for Class A and B shares, respectively, of the Maryland Fund and $66,000 and $3,000 for Class A and B
shares, respectively, of the Virginia Fund for the 2008 fiscal year. American
Funds Service Company is also compensated

               The American Funds Tax-Exempt Series I -- Page 51

for certain transfer agency services provided to all other share classes from the administrative services fees paid to Capital Research and Management
Company, as described under "Administrative services agreement."

In the case of certain shareholder accounts, third parties who may be unaffiliated with the investment adviser provide transfer agency and shareholder services in place of American Funds Service Company. These services are rendered under agreements with American Funds Service Company or its affiliates and the third parties receive compensation according to such agreements. Compensation for transfer agency and shareholder services, whether paid to American Funds
Service Company or such third parties, is ultimately paid from fund assets and is reflected in the expenses of the fund as disclosed in the prospectus.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM -- PricewaterhouseCoopers LLP, 350
South Grand Avenue, Los Angeles, CA 90071, serves as the fund's independent registered public accounting firm, providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and
Exchange Commission. The financial statements included in this statement of additional information from the annual report have been audited by
PricewaterhouseCoopers LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The selection of the fund's independent registered public accounting firm is reviewed and determined annually by the board of trustees.

INDEPENDENT LEGAL COUNSEL -- Dechert LLP, 1775 I Street, NW, Washington DC
20006, serves as counsel to the trust and independent legal counsel to the independent trustees in their capacities as such. A determination with respect to the independence of their independent legal counsel will be made at least annually by the independent trustees of the trust, as prescribed by the 1940 Act and related rules.

PROSPECTUSES, REPORTS TO SHAREHOLDERS AND PROXY STATEMENTS -- The fund's fiscal year ends on July 31. Shareholders are provided updated prospectuses annually and at least semiannually with reports showing the fund's investment portfolio or summary investment portfolio, financial statements and other information. The fund's annual financial statements are audited by the fund's independent registered public accounting firm, PricewaterhouseCoopers LLP. In addition, shareholders may also receive proxy statements for the fund. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of prospectuses, shareholder reports and proxy statements. To receive additional copies of a prospectus, report or proxy statement, shareholders should contact the Transfer Agent.

Shareholders may also elect to receive updated prospectuses, annual reports and semi-annual reports electronically by signing up for electronic delivery on our website, americanfunds.com. Upon electing the electronic delivery of updated prospectuses and other reports, a shareholder will no longer automatically receive such documents in paper form by mail. A shareholder who elects electronic delivery is able to cancel this service at any time and return to receiving updated prospectuses and other reports in paper form by mail.

Prospectuses, annual reports and semi-annual reports that are mailed to shareholders by the American Funds organization are printed with ink containing soy and/or vegetable oil on paper containing recycled fibers.

               The American Funds Tax-Exempt Series I -- Page 52

CODES OF ETHICS -- The trust, Washington Management Corporation and Capital
Research and Management Company and its affiliated companies, including the fund's Principal Underwriter, have adopted codes of ethics that allow for personal investments, including securities in which the fund may invest from time to time. These codes include a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; preclearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel;
ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.

LEGAL PROCEEDINGS -- On February 16, 2005, the NASD (now the Financial Industry
Regulatory Authority, or FINRA) filed an administrative complaint against the
Principal Underwriter. The complaint alleges violations of certain NASD rules by the Principal Underwriter with respect to the selection of broker-dealer firms that buy and sell securities for mutual fund investment portfolios. The complaint seeks sanctions, restitution and disgorgement. On August 30, 2006, a
FINRA Hearing Panel ruled against the Principal Underwriter and imposed a $5 million fine. On April 30, 2008, FINRA's National Adjudicatory Council affirmed the decision by FINRA's Hearing Panel. The Principal Underwriter has appealed this decision to the Securities and Exchange Commission.

The investment adviser and Principal Underwriter believe that the likelihood that this matter could have a material adverse effect on the fund or on the ability of the investment adviser or Principal Underwriter to perform their contracts with the fund is remote. In addition, class action lawsuits have been filed in the U.S. District Court, Central District of California, relating to this and other matters. The investment adviser believes that these suits are without merit and will defend itself vigorously.

DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM OFFERING PRICE
PER SHARE FOR CLASS A SHARES -- JULY 31, 2008

                                              THE TAX-EXEMPT     THE TAX-EXEMPT
                                             FUND OF MARYLAND   FUND OF VIRGINIA
---------------------------------------------------------------------------------

Net asset value and redemption price per
share
  (Net assets divided by shares
outstanding). . . . . . . . . . . . . . .         $15.16             $15.90
Maximum offering price per share
  (100/96.25 of net asset value per share,
  which takes into account the fund's
current maximum
  sales charge) . . . . . . . . . . . . .         $15.75             $16.52

OTHER INFORMATION -- The fund reserves the right to modify the privileges described in this statement of additional information at any time.

The financial statements, including the investment portfolio and the report of the fund's independent registered public accounting firm contained in the annual report, are included in this statement of additional information. The following information is not included in the annual report:

               The American Funds Tax-Exempt Series I -- Page 53

FUND NUMBERS -- Here are the fund numbers for use with our automated phone line,
American FundsLine/(R)/, or when making share transactions:

                                         FUND NUMBERS
                        ------------------------------------------------------------
FUND                    CLASS A  CLASS B  CLASS C  CLASS F-1  CLASS F-2   CLASS R-5
------------------------------------------------------------------------------------

STOCK AND STOCK/BOND
FUNDS
AMCAP Fund/(R)/ . . .     02       202      302       402        602        2502
American Balanced
Fund/(R)/ . . . . . .     11       211      311       411        611        2511
American Mutual
Fund/(R)/ . . . . . .     03       203      303       403        603        2503
Capital Income
Builder/(R)/  . . . .     12       212      312       412        612        2512
Capital World Growth
and Income Fund/SM/ .     33       233      333       433        633        2533
EuroPacific Growth
Fund/(R)/ . . . . . .     16       216      316       416        616        2516
Fundamental
Investors/SM/ . . . .     10       210      310       410        610        2510
The Growth Fund of
America/SM/ . . . . .     05       205      305       405        605        2505
The Income Fund of
America/(R)/. . . . .     06       206      306       406        606        2506
International Growth
and Income Fund/SM/ .     34       234      334       434        634        2534
The Investment Company
of America/(R)/ . . .     04       204      304       404        604        2504
The New Economy
Fund/(R)/ . . . . . .     14       214      314       414        614        2514
New Perspective
Fund/(R)/ . . . . . .     07       207      307       407        607        2507
New World Fund/SM/  .     36       236      336       436        636        2536
SMALLCAP World
Fund/(R)/ . . . . . .     35       235      335       435        635        2535
Washington Mutual
Investors Fund/SM/  .     01       201      301       401        601        2501
BOND FUNDS
American High-Income
Municipal Bond
Fund/(R)/ . . . . . .     40       240      340       440        640        2540
American High-Income
Trust/SM/ . . . . . .     21       221      321       421        621        2521
The Bond Fund of
America/SM/ . . . . .     08       208      308       408        608        2508
Capital World Bond
Fund/(R)/ . . . . . .     31       231      331       431        631        2531
Intermediate Bond Fund
of America/(R)/ . . .     23       223      323       423        623        2523
Limited Term
Tax-Exempt Bond Fund
of America/SM/  . . .     43       243      343       443        643        2543
Short-Term Bond Fund
of America/SM/. . . .     48       248      348       448        648        2548
The Tax-Exempt Bond
Fund of America/(R)/      19       219      319       419        619        2519
The Tax-Exempt Fund of
California/(R)/*. . .     20       220      320       420        620        2520
The Tax-Exempt Fund of
Maryland/(R)/*. . . .     24       224      324       424        624        2524
The Tax-Exempt Fund of
Virginia/(R)/*. . . .     25       225      325       425        625        2525
U.S. Government
Securities Fund/SM/ .     22       222      322       422        622        2522
MONEY MARKET FUNDS
The Cash Management
Trust of America/(R)/     09       209      309       409        609        2509
The Tax-Exempt Money
Fund of America/SM/ .     39       N/A      N/A       N/A        N/A        2539
The U.S. Treasury
Money Fund of
America/SM/ . . . . .     49       N/A      N/A       N/A        N/A        2549
___________
*Qualified for sale only in certain
jurisdictions.

               The American Funds Tax-Exempt Series I -- Page 54

                                    APPENDIX

The following descriptions of debt security ratings are based on information provided by Moody's Investors Service and Standard & Poor's Corporation.

                          DESCRIPTION OF BOND RATINGS

MOODY'S
MUNICIPAL LONG-TERM RATING DEFINITIONS

Aaa
Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A
Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Baa
Issuers or issues rated Baa represent average creditworthiness relative to other
US municipal or tax-exempt issuers or issues.

Ba
Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

B
Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Caa
Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ca
Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

C
Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

NOTE: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating category from Aa through Caa. The modifier 1 indicates that the issuer or obligation ranks in the higher end of its generic rating category; the modifier
2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

               The American Funds Tax-Exempt Series I -- Page 55

STANDARD & POOR'S
LONG-TERM ISSUE CREDIT RATINGS

AAA
An obligation rated AAA has the highest rating assigned by Standard & Poor's.
The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA
An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C
Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated B is more vulnerable to nonpayment than obligations rated
BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated CC is currently highly vulnerable to nonpayment.

               The American Funds Tax-Exempt Series I -- Page 56

C
A C rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the C rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms.

D
An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-)
The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                          DESCRIPTION OF NOTE RATINGS

MOODY'S
MUNICIPAL SHORT-TERM DEBT RATINGS

MIG 1
This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2
This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3
This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG
This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

               The American Funds Tax-Exempt Series I -- Page 57

STANDARD & POOR'S
SHORT-TERM ISSUE CREDIT RATINGS

SP-1
Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2
Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3
Speculative capacity to pay principal and interest.

                    DESCRIPTION OF COMMERCIAL PAPER RATINGS

MOODY'S
COMMERCIAL PAPER RATINGS (HIGHEST THREE RATINGS)

P-1
Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2
Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3
Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

STANDARD & POOR'S
COMMERCIAL PAPER RATINGS (HIGHEST THREE RATINGS)

A-1
A short-term obligation rated A-1 is rated in the highest category by Standard &
Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2
A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3
A short-term obligation rated A-3 exhibits adequate protection parameters.
However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

               The American Funds Tax-Exempt Series I -- Page 58

Tax-Exempt Fund of Maryland®
Investment portfolio

July 31, 2008

	Principal amount	Market value
Bonds & notes — 92.30%	(000)	(000)

MARYLAND — 86.42%
STATE ISSUERS — 49.10%
Community Dev. Administration, Dept. of Housing and Community Dev., Housing Rev. Bonds, GNMA Collateralized, Series 2002-B, AMT, 4.85% 2022	$2,000	$1,878
Community Dev. Administration, Dept. of Housing and Community Dev., Housing Rev. Bonds, Series 2007-A, AMT, 4.85% 2037	2,650	2,201
Community Dev. Administration, Dept. of Housing and Community Dev., Residential Rev. Bonds, Series 1998-B, AMT, 5.00% 2008	1,610	1,613
Community Dev. Administration, Dept. of Housing and Community Dev., Residential Rev. Bonds, Series 1998-B, AMT, 5.00% 2009	830	844
Community Dev. Administration, Dept. of Housing and Community Dev., Residential Rev. Bonds, Series 2001-H, AMT, 5.20% 2022	900	882
Community Dev. Administration, Dept. of Housing and Community Dev., Residential Rev. Bonds, Series 2006-F, AMT, 6.00% 2039	3,545	3,632
Community Dev. Administration, Dept. of Housing and Community Dev., Residential Rev. Bonds, Series 2006-L, AMT, 4.80% 2021	1,500	1,408
Community Dev. Administration, Dept. of Housing and Community Dev., Residential Rev. Bonds, Series 2006-P, AMT, 4.55% 2026	500	427
Community Dev. Administration, Dept. of Housing and Community Dev., Residential Rev. Bonds, Series 2007-D, AMT, 4.80% 2032	1,000	844
Community Dev. Administration, Dept. of Housing and Community Dev., Residential Rev. Bonds, Series D, AMT, 4.65% 2022	1,000	914
Community Dev. Administration, Dept. of Housing and Community Dev., Residential Rev. Bonds, Series H, AMT, 5.00% 2027	1,000	913
Community Dev. Administration, Dept. of Housing and Community Dev., Residential Rev. Bonds, Series I, AMT, 6.00% 2041	1,785	1,811
Econ. Dev. Corp., Lease Rev. Bonds (Aviation Administration Facs.), Series 2003, AMT, FSA insured, 5.25% 2012	1,000	1,032
Econ. Dev. Corp., Lease Rev. Bonds (Aviation Administration Facs.), Series 2003, AMT, FSA insured, 5.50% 2013	1,500	1,564
Econ. Dev. Corp., Lease Rev. Bonds (Aviation Administration Facs.), Series 2003, AMT, FSA insured, 5.50% 2015	2,000	2,048
Econ. Dev. Corp., Lease Rev. Bonds (Dept. of Transportation Headquarters Fac.), Series 2002, 5.00% 2014	1,755	1,871
Econ. Dev. Corp., Lease Rev. Bonds (Dept. of Transportation Headquarters Fac.), Series 2002, 5.375% 2019	1,500	1,597
Econ. Dev. Corp., Rev. Bonds (Anne Arundel County, Golf Course System), Series 2001, 8.25% 2028 (preref. 2011)	1,890	2,160
Econ. Dev. Corp., Rev. Ref. Bonds (Chesapeake Bay Conference Center Project), Series 2006-A, 4.75% 2011	800	790
Econ. Dev. Corp., Student Housing Rev. Bonds (Towson University Project), Series 2007-A, 5.25% 2024	1,000	931
Econ. Dev. Corp., Student Housing Rev. Bonds (Towson University Project), Series 2007-A, 5.25% 2037	3,265	2,829
Econ. Dev. Corp., Student Housing Rev. Ref. Bonds (University of Maryland, College Park Projects), Series 2006, CIFG insured, 5.00% 2020	1,000	958
Econ. Dev. Corp., Student Housing Rev. Ref. Bonds (University of Maryland, College Park Projects), Series 2006, CIFG insured, 5.00% 2021	1,000	947
Econ. Dev. Corp., Student Housing Rev. Ref. Bonds (University of Maryland, College Park Projects), Series 2006, CIFG insured, 5.00% 2026	1,000	915
Econ. Dev. Corp., Utility Infrastructure Rev. Bonds (University of Maryland, College Park Project), Series 2001, AMBAC insured, 5.25% 2011	3,355	3,547
Econ. Dev. Corp., Utility Infrastructure Rev. Bonds (University of Maryland, College Park Project), Series 2001, AMBAC insured, 5.375% 2015	2,190	2,302
Energy Fncg. Administration, Limited Obligation Solid Waste Disposal Rev. Bonds (Wheelabrator Water Technologies Baltimore LLC Projects), Series 1996, AMT, 6.30% 2010	2,230	2,254

	Principal amount	Market value
Bonds & notes	(000)	(000)

STATE ISSUERS (continued)
G.O. Bonds, State and Local Facs., First Series Loan of 2000, Series H, 5.50% 2010	$2,000	$2,129
G.O. Bonds, State and Local Facs., First Series Loan of 2001, Series H, 5.50% 2011	1,000	1,075
G.O. Bonds, State and Local Facs., First Series Loan of 2003, Capital Improvement Bonds, Series A, 5.25% 2016	1,500	1,676
G.O. Bonds, State and Local Facs., Second Series Loan of 2002, Series B, 5.25% 2009	1,000	1,018
G.O. Bonds, State and Local Facs., Second Series Loan of 2007, 5.00% 2010	4,000	4,219
G.O. Bonds, State and Local Facs., Second Series Loan of 2008, 5.00% 2023	2,000	2,117
G.O. Bonds, State and Local Facs., Second Series Loan of 1999, Series X, 5.25% 2012 (preref. 2009)	2,000	2,089
Health and Higher Educational Facs. Auth., FHA Insured Mortgage Rev. Bonds, Western Maryland Health System Issue, Series 2006-A, MBIA insured, 5.00% 2024	3,500	3,504
Health and Higher Educational Facs. Auth., First Mortgage Rev. Bonds (PUMH of Maryland, Inc. – Heron Point of Chestertown Issue), Series 1998-A, 5.75% 2019	1,500	1,423
Health and Higher Educational Facs. Auth., First Mortgage Rev. Bonds (PUMH of Maryland, Inc. – Heron Point of Chestertown Issue), Series1998-A, 5.75% 2026	1,640	1,494
Health and Higher Educational Facs. Auth., Parking Rev. Bonds (Johns Hopkins Medical Institutions Parking Facs. Issue), Series 2001, AMBAC insured, 5.00% 2034	880	857
Health and Higher Educational Facs. Auth., Rev. Bonds (Anne Arundel Medical Center Issue), Series 1998, FSA insured, 5.125% 2028	1,000	1,003
Health and Higher Educational Facs. Auth., Rev. Bonds (Carroll Hospital Center Issue), Series 2006, 4.50% 2026	1,000	857
Health and Higher Educational Facs. Auth., Rev. Bonds (Carroll Hospital Center Issue), Series 2006, 5.00% 2036	1,500	1,322
Health and Higher Educational Facs. Auth., Rev. Bonds (Edenwald Issue), Series 2006-A, 5.40% 2031	1,000	890
Health and Higher Educational Facs. Auth., Rev. Bonds (Edenwald Issue), Series 2006-A, 5.40% 2037	2,500	2,176
Health and Higher Educational Facs. Auth., Rev. Bonds (Good Samaritan Hospital Issue), Series 1993, 5.70% 2009 (escrowed to maturity)	510	527
Health and Higher Educational Facs. Auth., Rev. Bonds (Howard County General Hospital Issue), Series 1993, 5.50% 2013 (escrowed to maturity)	1,130	1,180
Health and Higher Educational Facs. Auth., Rev. Bonds (Howard County General Hospital Issue), Series 1993, 5.50% 2021 (escrowed to maturity)	1,000	1,001
Health and Higher Educational Facs. Auth., Rev. Bonds (Johns Hopkins Health System Obligated Group Issue), Series 2008-B, 5.00% 2048 (put 2015)	1,000	1,048
Health and Higher Educational Facs. Auth., Rev. Bonds (Kaiser Permanente), Series 1998-A, 5.375% 2015	1,000	1,018
Health and Higher Educational Facs. Auth., Rev. Bonds (LifeBridge Health Issue), Series 2004-A, 5.00% 2012 (escrowed to maturity)	1,000	1,074
Health and Higher Educational Facs. Auth., Rev. Bonds (LifeBridge Health Issue), Series 2004-A, 5.00% 2014 (escrowed to maturity)	2,450	2,659
Health and Higher Educational Facs. Auth., Rev. Bonds (LifeBridge Health Issue), Series 2004-A, 5.25% 2018 (preref. 2014)	1,000	1,091
Health and Higher Educational Facs. Auth., Rev. Bonds (LifeBridge Health Issue), Series 2008, ASSURED GUARANTY insured, 5.00% 2020	2,710	2,848
Health and Higher Educational Facs. Auth., Rev. Bonds (LifeBridge Health Issue), Series 2008, ASSURED GUARANTY insured, 5.00% 2028	1,000	1,011
Health and Higher Educational Facs. Auth., Rev. Bonds (Medlantic/Helix Issue), Series 1998-B, AMBAC insured, 5.25% 2038	1,500	1,502
Health and Higher Educational Facs. Auth., Rev. Bonds (Mercy Medical Center Issue), Series 2007-A, 5.00% 2032	4,000	3,546
Health and Higher Educational Facs. Auth., Rev. Ref. Bonds (Mercy Medical Center Issue), Series 1996, FSA insured, 6.50% 2013	1,715	1,888
Health and Higher Educational Facs. Auth., Rev. Bonds (Mercy Ridge Issue), Series 2003-A, 6.00% 2035 (preref. 2013)	2,000	2,241
Health and Higher Educational Facs. Auth., Rev. Bonds (Mercy Ridge Issue), Series 2007, 4.50% 2022	1,065	942
Health and Higher Educational Facs. Auth., Rev. Bonds (Mercy Ridge Issue), Series 2007, 4.75% 2034	3,590	2,979
Health and Higher Educational Facs. Auth., Rev. Bonds (Mercy Ridge Issue), Series 2007, 4.50% 2035	1,000	787
Health and Higher Educational Facs. Auth., Rev. Bonds (Peninsula Regional Medical Center Issue), Series 2006, 5.00% 2016	1,200	1,250
Health and Higher Educational Facs. Auth., Rev. Bonds (Peninsula Regional Medical Center Issue), Series 2006, 5.00% 2021	1,000	1,003
Health and Higher Educational Facs. Auth., Rev. Bonds (Peninsula Regional Medical Center Issue), Series 2006, 5.00% 2036	4,500	4,317
Health and Higher Educational Facs. Auth., Rev. Bonds (University of Maryland Medical System Issue), Series 2000, 6.75% 2030 (preref. 2010)	2,000	2,186
Health and Higher Educational Facs. Auth., Rev. Bonds (University of Maryland Medical System Issue), Series 2005, AMBAC insured, 5.25% 2028	2,500	2,506
Health and Higher Educational Facs. Auth., Rev. Bonds (University of Maryland Medical System Issue), Series 2006-A, 5.00% 2036	2,000	1,905

	Principal amount	Market value
Bonds & notes	(000)	(000)

STATE ISSUERS (continued)
Health and Higher Educational Facs. Auth., Rev. Bonds (Washington County Hospital Issue), Series 2008, 5.75% 2033	$1,595	$1,550
Health and Higher Educational Facs. Auth., Rev. Bonds (Washington County Hospital Issue), Series 2008, 5.75% 2038	1,000	962
Health and Higher Educational Facs. Auth., Rev. Ref. Bonds (Adventist HealthCare Issue), Series 2003-A, 5.00% 2012	1,000	1,020
Health and Higher Educational Facs. Auth., Rev. Ref. Bonds (Adventist HealthCare Issue), Series 2003-A, 5.75% 2025	1,000	997
Health and Higher Educational Facs. Auth., Rev. Ref. Bonds (Johns Hopkins University Issue), Series 1998, 5.25% 2014	1,375	1,406
Health and Higher Educational Facs. Auth., Rev. Ref. Bonds (Johns Hopkins University Issue), Series 2001-A, 5.00% 2011	1,000	1,063
Health and Higher Educational Facs. Auth., Rev. Ref. Bonds (Johns Hopkins University Issue), Series 2001-A, 5.00% 2013	1,000	1,052
Health and Higher Educational Facs. Auth., Rev. Ref. Bonds (Johns Hopkins University Issue), Series 2001-A, 5.00% 2018	2,000	2,182
Health and Higher Educational Facs. Auth., Rev. Ref. Bonds (Johns Hopkins University Issue), Series 2002-A, 5.00% 2032	1,000	1,004
Health and Higher Educational Facs. Auth., Rev. Ref. Bonds (MedStar Health Issue), Series 2004, 5.00% 2013	1,000	1,033
Health and Higher Educational Facs. Auth., Rev. Ref. Bonds (MedStar Health Issue), Series 2004, 5.75% 2014	1,845	1,975
Health and Higher Educational Facs. Auth., Rev. Ref. Bonds (MedStar Health Issue), Series 2004, 5.75% 2015	500	530
Health and Higher Educational Facs. Auth., Rev. Ref. Bonds (MedStar Health Issue), Series 2004, 5.75% 2016	3,500	3,678
Health and Higher Educational Facs. Auth., Rev. Ref. Bonds (MedStar Health Issue), Series 2004, 5.50% 2033	1,000	971
Health and Higher Educational Facs. Auth., Rev. Ref. Bonds (Roland Park Place Issue), Series 1999, 5.50% 2014	525	521
Industrial Dev. Fncg. Auth., Econ. Dev. Rev. Bonds (Our Lady of Good Counsel High School Fac.), Series 2005-A, 6.00% 2035	1,000	964
Morgan State University, Academic Fees and Auxiliary Facs. Fees Rev. Bonds, Series 2003-A, FGIC insured, 5.00% 2020	1,375	1,406
Dept. of Transportation, Consolidated Transportation Bonds, Series 2002, 5.50% 2017	2,000	2,257
Dept. of Transportation, Consolidated Transportation Bonds, Series 2003, 5.25% 2014	4,000	4,443
Dept. of Transportation, Consolidated Transportation Bonds, Series 2003, 5.00% 2015	1,500	1,642
Dept. of Transportation, Consolidated Transportation Bonds, Series 2004, 5.00% 2018	1,000	1,058
Dept. of Transportation, Consolidated Transportation Bonds, Series 2008, 5.00% 2020	2,000	2,142
Dept. of Transportation, Project Certs. of Part. (Mass Transit Administration Project), Series 2000, AMT, 5.00% 2008	1,415	1,422
Transportation Auth., Airport Parking Rev. Bonds (Baltimore/Washington International Airport Projects), Series 2002-B, AMT, AMBAC insured, 5.375% 2015	2,000	2,044
Transportation Auth., Transportation Facs. Projects Rev. Bonds, Series 2007, FSA insured, 5.00% 2021	3,000	3,176
Transportation Auth., Transportation Facs. Projects Rev. Bonds, Series 2008, 5.00% 2020	1,545	1,658
Transportation Auth., Transportation Facs. Projects Rev. Bonds, Series 2008, 5.00% 2022	1,000	1,058
Transportation Auth., Transportation Facs. Projects Rev. Bonds, Series 2008, 5.00% 2023	3,140	3,303
University System, Auxiliary Fac. and Tuition Rev. Bonds, Series 2001-B, 4.00% 2013	1,000	1,024
University System, Auxiliary Fac. and Tuition Rev. Bonds, Series 2005-A, 5.00% 2018	2,000	2,112
University System, Auxiliary Fac. and Tuition Rev. Bonds, Series 2008-A, 5.00% 2022	1,500	1,586
University System, Auxiliary Fac. and Tuition Rev. Bonds, Series 2002-A, 5.125% 2022 (preref. 2012)	2,000	2,157
		164,866

CITY & COUNTY ISSUERS — 37.32%
City of Annapolis, Econ. Dev. Rev. Bonds (St. John’s College Fac.), Series 2007-B, 5.00% 2032	2,000	1,810
City of Annapolis, Special Obligation Bonds (Park Place Project), Series 2005-A, 5.35% 2034	1,969	1,656
City of Annapolis, Special Obligation Bonds (Park Place Project), Series 2005-B, 4.75% 2034	2,982	2,603
Anne Arundel County, G.O. Bonds (Consolidated General Improvements), Ref. Series 2006, 5.00% 2017	1,590	1,730
Anne Arundel County, G.O. Bonds (Consolidated General Improvements), Series 2005, 5.00% 2016	1,500	1,631
Anne Arundel County, G.O. Bonds (Consolidated General Improvements), Series 2008, 5.00% 2018	2,250	2,466
Anne Arundel County, G.O. Bonds (Consolidated Golf Course Project), Series 2005, 5.00% 2018	1,165	1,232
Anne Arundel County, G.O. Bonds (Consolidated Golf Course Project), Series 2005, 5.00% 2021	1,350	1,403
Anne Arundel County, G.O. Bonds, Series 2002, 5.25% 2012	1,000	1,083
Anne Arundel County, Special Obligation Bonds (Arundel Mills Project), Series 1999, 7.10% 2029 (preref. 2009)	1,970	2,102
Anne Arundel County, Special Obligation Bonds (National Business Park Project), Series 2000, 7.375% 2028 (preref. 2010)	1,500	1,666
Anne Arundel County, Tax Increment Fncg. Bonds (Parole Town Center Project), Series 2002, 5.00% 2012	880	892
Baltimore County, G.O. Bonds, Consolidated Public Improvement Bonds, Series 2002, 5.25% 2010	2,000	2,123
Baltimore County, G.O. Bonds, Consolidated Public Improvement Bonds, Series 2002, 5.25% 2015 (preref. 2012)	3,000	3,267
Baltimore County, G.O. Bonds, Metropolitan Dist. Bonds (67th Issue), 5.00% 2018 (preref. 2011)	1,500	1,611
Baltimore County, Rev. Bonds (Catholic Health Initiatives), Series 2006-A, 5.00% 2020	1,000	1,030
Baltimore County, Rev. Bonds (Catholic Health Initiatives), Series 2006-A, 4.50% 2033	700	639
Baltimore County, Rev. Bonds (Oak Crest Village, Inc. Fac.), Series 2007-A, 5.00% 2022	2,600	2,504
Baltimore County, Rev. Bonds (Oak Crest Village, Inc. Fac.), Series 2007-A, 5.00% 2037	3,000	2,679
Mayor and City Council of Baltimore, Convention Center Hotel Rev. Bonds, Series 2006-A, XLCA insured, 5.25% 2018	1,000	987

	Principal amount	Market value
Bonds & notes	(000)	(000)

CITY & COUNTY ISSUERS (continued)
Mayor and City Council of Baltimore, Convention Center Hotel Rev. Bonds, Series 2006-A, XLCA insured, 5.25% 2019	$1,000	$975
Mayor and City Council of Baltimore, Convention Center Hotel Rev. Bonds, Series 2006-A, XLCA insured, 5.25% 2023	1,000	940
Mayor and City Council of Baltimore, Convention Center Hotel Rev. Bonds, Series 2006-B, 5.875% 2039	2,500	2,186
Mayor and City Council of Baltimore, Convertible Rev. Ref. Bonds (Baltimore City Parking System Facs.), Series 1996-A, FGIC insured, 5.90% 2009	1,500	1,548
Mayor and City Council of Baltimore, G.O. Consolidated Public Improvement Bonds, Series 2008-A, 5.00% 2020	2,315	2,478
Mayor and City Council of Baltimore, G.O. Consolidated Public Improvement Bonds, Series 2008-A, 5.00% 2021	1,280	1,359
Mayor and City Council of Baltimore, Project and Rev. Bonds (Wastewater Projects), Series 2005-B, MBIA insured, 5.00% 2021 (preref. 2015)	1,030	1,132
Mayor and City Council of Baltimore, Project and Rev. Ref. Bonds (Water Projects), Series 1994-A, FGIC insured, 5.00% 2024	410	421
Mayor and City Council of Baltimore, Project and Rev. Ref. Bonds (Water Projects), Series 2002-A, FGIC insured, 5.00% 2021	1,225	1,244
Mayor and City Council of Baltimore, Rev. Ref. Bonds (Wastewater Projects), Series 1994-A, FGIC insured, 6.00% 2015	1,500	1,633
Calvert County, Econ. Dev. Rev. Ref. Bonds (Asbury-Solomons Island Fac.), Series 1997, MBIA insured, 5.00% 2009 (escrowed to maturity)	1,000	1,014
Carroll County, EMA Obligated Group Issue (Fairhaven and Copper Ridge), Rev. Ref. Bonds, Series 1999-A, ASSET GUARANTY insured, RADIAN insured, 5.50% 2019	1,265	1,273
Carroll County, G.O. Bonds, County of Commissioners of Carroll County, Consolidated Public Improvement Ref. Bonds (Delayed Delivery), Series 2003, 5.00% 2010	500	530
Frederick County, Educational Facs. Rev. Bonds (Mount Saint Mary’s University), Series 2007, 4.50% 2025	1,000	856
Frederick County, Educational Facs. Rev. Bonds (Mount Saint Mary’s University), Series 2007, 5.00% 2030	2,000	1,749
Frederick County, G.O. Public Facs. Bonds of 2000, 5.10% 2017 (preref. 2010)	1,000	1,072
Frederick County, G.O. Public Facs. Ref. Bonds of 2006, 5.25% 2021	1,000	1,105
Frederick County, Urbana Community Dev. Auth., Special Obligation Bonds, Series 1998, 6.625% 2025	3,000	3,012
Frederick County, Urbana Community Dev. Auth., Special Obligation Bonds, Series 2004-B, 5.95% 2030	1,000	936
Frederick County, Urbana Community Dev. Auth., Special Obligation Bonds, Series 2004-B, 6.25% 2030	1,412	1,319
City of Gaithersburg, Econ. Dev. Rev. Ref. Bonds (Asbury Maryland Obligated Group), Series 2006-A, 5.125% 2026	1,000	927
City of Gaithersburg, Econ. Dev. Rev. Ref. Bonds (Asbury Maryland Obligated Group), Series 2006-A, 5.125% 2036	3,420	2,991
Harford County, Consolidated Public Improvement Bonds, Series 2005, 5.00% 2020	1,000	1,044
Howard County, G.O. Consolidated Public Improvement Project and Ref. Bonds, Series 2002-A, 5.25% 2014	795	851
Howard County, G.O. Consolidated Public Improvement Project and Ref. Bonds, Series 2002-A, 5.25% 2014 (preref. 2012)	205	222
City of Hyattsville, Special Obligation Bonds (University Town Center Project), Series 2004, 5.75% 2034	3,650	3,261
Montgomery County, Econ. Dev. Corp., Lease Rev. Bonds (Town Square Parking Garage Project), Series 2002-A, 3.25% 2011	1,000	1,018
Montgomery County, Econ. Dev. Rev. Bonds (Trinity Health Credit Group), Series 2001, 5.50% 2016	1,000	1,069
Montgomery County, G.O. Consolidated Public Improvement Bonds, Series 2000-A, 5.30% 2013 (preref. 2010)	1,000	1,055
Montgomery County, G.O. Consolidated Public Improvement Bonds, Series 2001-A, 4.75% 2011	1,000	1,055
Montgomery County, G.O. Consolidated Public Improvement Bonds, Series 2001-A, 4.75% 2012	1,000	1,057
Montgomery County, G.O. Consolidated Public Improvement Bonds, Series 2001-A, 5.25% 2015	2,000	2,146
Montgomery County Housing Opportunities Commission, Multi-family Housing Dev. Bonds, Series 2004-A, 4.65% 2030	2,670	2,513
Montgomery County Housing Opportunities Commission, Multi-family Housing Dev. Bonds, Series 2007-A, AMT, 4.55% 2027	2,000	1,689
Montgomery County Housing Opportunities Commission, Multi-family Housing Dev. Bonds, Series 2007-A, AMT, 4.625% 2032	765	626
Montgomery County Housing Opportunities Commission, Multi-family Housing Dev. Bonds, Series 2007-A, AMT, 4.70% 2037	1,350	1,089
Montgomery County Housing Opportunities Commission, Single-family Mortgage Rev. Bonds, Series 2007-D, AMT, 5.50% 2038	995	992
Montgomery County, Special Obligation Bonds (West Germantown Dev. Dist.), Series 2002-A, RADIAN insured, 5.375% 2020	750	733
Montgomery County, Special Obligation Bonds (West Germantown Dev. Dist.), Series 2004-A, RADIAN insured, 6.70% 2027	1,645	1,802
Montgomery County, Special Obligation Bonds (Kingsview Village Center Dev. Dist.), Series 1999, 6.90% 2021	2,075	2,130
Montgomery County, Solid Waste Disposal System Rev. Ref. Bonds, Series 2003-A, AMBAC insured, 5.00% 2013	1,000	1,076
Northeast Maryland Waste Disposal Auth., Solid Waste Rev. Ref. Bonds (Montgomery County Solid Waste Disposal System), Series 2003, AMT, AMBAC insured, 5.50% 2010	2,500	2,568
Northeast Maryland Waste Disposal Auth., Solid Waste Rev. Ref. Bonds (Montgomery County Solid Waste Disposal System), Series 2003, AMT, AMBAC insured, 5.50% 2016	1,000	1,025
Housing Auth. of Prince George’s County, Mortgage Rev. Bonds (GNMA Collateralized - Langley Gardens Apartments Project), Series 1997-A, AMT, 5.60% 2017	1,090	1,102
Housing Auth. of Prince George’s County, Mortgage Rev. Bonds (GNMA Collateralized - Windsor Crossing Apartments Project), Series 2002-A, AMT, 3.90% 2012	300	303
Housing Auth. of Prince George’s County, Mortgage Rev. Bonds (GNMA Collateralized - Windsor Crossing Apartments Project), Series 2002-A, AMT, 5.00% 2023	1,000	944

	Principal amount	Market value
Bonds & notes	(000)	(000)

CITY & COUNTY ISSUERS (continued)
Industrial Dev. Auth. of Prince George’s County, Rev. Ref. Lease Bonds (Upper Marlboro Justice Center Project), Series 2003-A, MBIA insured, 5.00% 2014	$1,500	$1,606
Prince George’s County, G.O. Consolidated Public Improvement Bonds, Series 2007-A, 5.00% 2021	3,500	3,714
Prince George’s County, Special Obligation Bonds (National Harbor Project), Series 2004, 4.70% 2015	1,900	1,840
Prince George’s County, Special Obligation Bonds (National Harbor Project), Series 2004, 5.20% 2034	4,500	3,823
Prince George’s County, Special Obligation Bonds (Woodview Village Infrastructure Improvements), Series 1997-A, 4.50% 2017	725	689
Prince George’s County, Special Obligation Bonds (Woodview Village Infrastructure Improvements), Series 1997-A, 4.60% 2021	1,660	1,505
Prince George’s County, Special Obligation Bonds (Woodview Village Infrastructure Improvements), Series 1997-A, 4.70% 2026	1,545	1,338
Prince George’s County, Special Obligation Ref. Bonds (Woodview Village Phase II Infrastructure Improvements), Series 2006, RADIAN insured, 5.00% 2026	1,000	912
Prince George’s County, Special Tax Dist. Bonds (Victoria Falls Project), Series 2005, 5.25% 2035	3,686	2,963
City of Salisbury, Special Obligation Bonds (Villages at Aydelotte Farm Project), Series 2007, 5.25% 2037	1,775	1,366
Washington Suburban Sanitary Dist., Montgomery and Prince George’s Counties, G.O. Ref. Bonds of 2001, 4.50% 2015 (preref. 2011)	3,000	3,152
Washington Suburban Sanitary Dist., Montgomery and Prince George’s Counties, G.O. Ref. Bonds of 1997, 5.75% 2017	1,510	1,748
Washington Suburban Sanitary Dist., Montgomery and Prince George’s Counties, G.O. Water Supply Bonds of 2005, 5.00% 2019	1,000	1,057
Westminster, Educational Facs. Rev. Bonds (McDaniel College, Inc.), Series 2006, 4.50% 2036	3,000	2,405
		125,302

PUERTO RICO — 5.13%
Electric Power Auth., Power Rev. Bonds, Series WW, 5.25% 2033	1,000	986
Electric Power Auth., Power Rev. Ref. Bonds (Forward Delivery), Series QQ, XLCA insured, 5.50% 2015	1,000	1,058
Electric Power Auth., Power Rev. Ref. Bonds, Series UU, FSA insured, 2.39% 2029[1]	1,500	1,260
Electric Power Auth., Rev. Ref. Bonds, Series KK, XLCA insured, 5.00% 2011	1,000	1,038
Highways and Transportation Auth., Highway Rev. Ref. Bonds, Series AA, FSA insured, 5.00% 2026 (put 2010)	500	517
Public Buildings Auth., Government Facs. Rev. Bonds, Series D, 5.25% 2027 (preref. 2012)	4,500	4,817
Public Fin. Corp., Commonwealth Appropriation Bonds, Series 2001-E, 6.00% 2026 (escrowed to maturity)	455	521
Public Fin. Corp., Commonwealth Appropriation Bonds, Series 2001-E, 6.00% 2026 (escrowed to maturity)	45	52
Public Fin. Corp., Commonwealth Appropriation Bonds, Series 2004-A, 5.75% 2027 (put 2012)	3,755	3,820
Public Fin. Corp., Commonwealth Appropriation Bonds, Series 2004-A, FGIC insured, 5.25% 2031 (put 2012)	2,500	2,499
Sales Tax Fncg. Corp., Sales Tax Rev. Bonds, Series 2007-A, FGIC insured, 0% 2040	4,000	647
		17,215

VIRGIN ISLANDS — 0.75%
Public Fin. Auth., Rev. and Ref. Bonds (Matching Fund Loan Notes), Series 1998-A, 5.20% 2009	1,500	1,519
Public Fin. Auth., Rev. and Ref. Bonds (Matching Fund Loan Notes), Series 1998-A, 5.20% 2010	1,000	1,012
		2,531

Total bonds & notes (cost: $319,335,000)		309,914

Short-term securities — 6.91%

Baltimore County, Econ. Dev. Rev. Bonds (Garrison Forest School, Inc. Project), Series 2006, 2.17% 2031[1]	1,450	1,450
Baltimore County, Econ. Dev. Rev. Bonds (Republic Services, Inc. Project), Series 2000, AMT, 2.40% 2020[1]	1,250	1,250
Community Dev. Administration, Dept. of Housing and Community Dev., Multi-family Dev. Rev. Bonds (Princess Anne Townhouses Project), Series 2001-E, AMT, 2.55% 2033[1]	450	450
Economic Dev. Corp., Economic Dev. Rev. Bonds (The Associated Projects), Series 2002-A, 2.20%, 2031[1]	445	445
Health and Higher Educational Facs. Auth., Pooled Loan Program Rev. Bonds, Series 1994-D, 2.15% 2029[1]	5,925	5,925
Health and Higher Educational Facs. Auth., Rev. Bonds (Goucher College Issue), Series 2007, 2.15% 2037[1]	2,725	2,725
Health and Higher Educational Facs. Auth., Rev. Bonds (Loyola College in Maryland Issue), Series 2007, 2.20% 2023[1]	750	750
Health and Higher Educational Facs. Auth., Rev. Bonds (Mercy Medical Center Issue), Series 2007-C, 2.15% 2037[1]	1,000	1,000

	Principal amount	Market value
Short-term securities	(000)	(000)

Health and Higher Educational Facs. Auth., Rev. Bonds (University of Maryland Medical System Issue), Series 2007-B, 2.15% 2034[1]	$400	$400
Montgomery County, Consolidated Public Improvement Bond Anticipation Notes, Series 2006-A, 2.40% 2026[1]	3,135	3,135
Montgomery County, Consolidated Public Improvement Bond Anticipation Notes, Series 2006-B, 2.05% 2026[1]	1,000	1,000
Montgomery County, Econ. Dev. Rev. Bonds (Institute for Genomic Research, Inc. Fac.), Series 2002, 2.20% 2023[1]	550	550
State Econ. Dev. Corp., Econ. Dev. Rev. Bonds (Maryland Soccer Foundation, Inc. Project), Series 2000, 2.20% 2025[1]	1,805	1,805
County Commissioners of Washington County, Demand Bonds (LSN/TLS Obligated Group Project), Series 2003-E, 2.15% 2033[1]	1,100	1,100
Westminster, Educational Facs. Rev. Bonds (Western Maryland College, Inc.), Series 2000, 2.15% 2030[1]	1,215	1,215

Total short-term securities (cost: $23,200,000)		23,200

Total investment securities (cost: $342,535,000)		333,114
Other assets less liabilities		2,661

Net assets		$335,775

1Coupon rate may change periodically. For short-term securities, the date of the next scheduled coupon rate change is considered to be the maturity date.

Key to abbreviations

Agcy. = Agency                     Dist. = District     G.O. = General Obligation
AMT = Alternative Minimum Tax       Econ. = Economic   Preref. = Prerefunded
Auth. = Authority                     Fac. = Facility           Redev. = Redevelopment
Certs. of Part. = Certificates of Participation     Facs. = Facilities      Ref. = Refunding
Dept. = Department                      Fin. = Finance           Rev. = Revenue
Dev. = Development                                            Fncg. = Financing    TECP = Tax-Exempt Commercial Paper

The Tax-Exempt Fund of Maryland
Summary investment portfolio July 31, 2008

Bonds & notes — 92.30%	Principal amount (000)	Market value (000)	Percent of net assets
Maryland — 86.42%
State Issuers — 49.10%
Community Dev. Administration, Dept. of Housing and Community Dev., AMT:
Housing Rev. Bonds:
Series 2007-A, 4.85% 2037	$2,650	$ 2,201
GNMA Collateralized, Series 2002-B, 4.85% 2022	2,000	1,878	1.22%
Residential Rev. Bonds:
Series 2006-F, 6.00% 2039	3,545	3,632
Series 2001-H, 5.20% 2022	900	882
Series 2006-L, 4.80% 2021	1,500	1,408
Series 2006-P, 4.55% 2026	500	427
Series 2007-D, 4.80% 2032	1,000	844
Series D, 4.65% 2022	1,000	914
Series H, 5.00% 2027	1,000	913
Series I, 6.00% 2041	1,785	1,811
Series 1998-B, 5.00% 2008–2009	2,440	2,457	3.96
Econ. Dev. Corp.:
Lease Rev. Bonds (Aviation Administration Facs.), Series 2003, AMT,
5.25%–5.50% 2012–2015	4,500	4,644	1.38
Lease Rev. Bonds (Dept. of Transportation Headquarters Fac.), Series 2002,
5.00%–5.375% 2014–2019	3,255	3,468	1.03
Rev. Bonds (Anne Arundel County, Golf Course System), Series 2001, 8.25% 2028 (preref. 2011)	1,890	2,160.64
Student Housing Rev. Bonds (Towson University Project), Series 2007-A:
5.25% 2037	3,265	2,829
5.25% 2024	1,000	931	1.12
Utility Infrastructure Rev. Bonds (University of Maryland, College Park Project), Series 2001, AMBAC insured:
5.25% 2011	3,355	3,547
5.375% 2015	2,190	2,302
Student Housing Rev. Ref. Bonds (University of Maryland, College Park Projects), Series 2006, 5.00% 2020–2026	3,000	2,820	2.58
Energy Fncg. Administration, Limited Obligation Solid Waste Disposal Rev. Bonds (Wheelabrator Water Technologies Baltimore LLC Projects), Series 1996, AMT, 6.30% 2010	2,230	2,254.67
G.O. Bonds, State and Local Facs.:
Second Series Loan of 2007, 5.00% 2010	4,000	4,219
First Series Loan of 2000, Series H, 5.50% 2010	2,000	2,129
First Series Loan of 2001, Series H, 5.50% 2011	1,000	1,075
First Series Loan of 2003, Capital Improvement Bonds, Series A, 5.25% 2016	1,500	1,676
Second Series Loan of 2002, Series B, 5.25% 2009	1,000	1,018
Second Series Loan of 2008, 5.00% 2023	2,000	2,117	3.64%
Health and Higher Educational Facs. Auth.:
FHA Insured Mortgage Rev. Bonds, Western Maryland Health System Issue, Series 2006-A, MBIA insured, 5.00% 2024	3,500	3,504	1.04
Rev. Bonds:
Edenwald Issue, Series 2006-A, 5.40% 2037	2,500	2,176.65
LifeBridge Health Issue:
Series 2004-A:
5.00% 2014 (escrowed to maturity)	2,450	2,659
5.00%–5.25% 2012–2018	2,000	2,165	1.44
Series 2008:
ASSURED GUARANTY insured, 5.00% 2020	2,710	2,848
5.00% 2028	1,000	1,011	1.15
Mercy Medical Center Issue, Series 2007-A, 5.00% 2032	4,000	3,546
Rev. Ref. Bonds (Mercy Medical Center Issue), Series 1996, 6.50% 2013	1,715	1,888	1.62
Mercy Ridge Issue:
Series 2003-A, 6.00% 2035 (preref. 2013)	2,000	2,241.67
Series 2007, 4.75% 2034	3,590	2,979
Series 2007, 4.50% 2022–2035	2,065	1,729	1.40
Peninsula Regional Medical Center Issue, Series 2006:
5.00% 2036	4,500	4,317
5.00% 2016–2021	2,200	2,253	1.96
University of Maryland Medical System Issue:
Series 2000, 6.75% 2030 (preref. 2010)	2,000	2,186.65
Series 2005, AMBAC insured, 5.25% 2028	2,500	2,506
Series 2006-A, 5.00% 2036	2,000	1,905	1.31
Rev. Ref. Bonds:
Johns Hopkins University Issue:
Series 2001-A, 5.00% 2018	2,000	2,182
Series 1998, 5.25% 2014	1,375	1,406
Series 2002-A, 5.00% 2032	1,000	1,004
Series 2001-A, 5.00% 2011–2013	2,000	2,115	2.00
MedStar Health Issue, Series 2004:
5.75% 2016	3,500	3,678
5.00%–5.75% 2013–2033	4,345	4,509	2.44
Dept. of Transportation:
Consolidated Transportation Bonds:
Series 2002, 5.50% 2017	2,000	2,257
Series 2003, 5.25% 2014	4,000	4,443
Series 2008, 5.00% 2020	2,000	2,142
Series 2003, 5.00% 2015	1,500	1,642
Series 2004, 5.00% 2018	1,000	1,058
Project Certs. of Part. (Mass Transit Administration Project), Series 2000, AMT, 5.00% 2008	1,415	1,422	3.86
Transportation Auth., Transportation Facs. Projects Rev. Bonds:
Series 2007, FSA insured, 5.00% 2021	3,000	3,176
Series 2008, 5.00% 2023	3,140	3,303
Series 2008, 5.00% 2020–2022	2,545	2,716	2.74
University System, Auxiliary Fac. and Tuition Rev. Bonds:
Series 2002-A, 5.125% 2022 (preref. 2012)	2,000	2,157.64
Series 2001-B, 4.00% 2013	1,000	1,024
Series 2005-A, 5.00% 2018	2,000	2,112
Series 2008-A, 5.00% 2022	1,500	1,586	1.41
Other securities		26,465	7.88
		164,866	49.10

City & County Issuers — 37.32%
City of Annapolis, Special Obligation Bonds (Park Place Project):
Series 2005-B, 4.75% 2034	2,982	2,603
Series 2005-A, 5.35% 2034	1,969	1,656	1.27
Anne Arundel County, G.O. Bonds:
Consolidated General Improvements:
Series 2008, 5.00% 2018	2,250	2,466
Ref. Series 2006, 5.00% 2017	1,590	1,730
Series 2005, 5.00% 2016	1,500	1,631
Series 2002, 5.25% 2012	1,000	1,083
Consolidated Golf Course Project, Series 2005, 5.00% 2018–2021	2,515	2,635	2.84
Baltimore County:
G.O. Bonds:
Consolidated Public Improvement Bonds, Series 2002, 5.25% 2015 (preref. 2012)	3,000	3,267
Metropolitan Dist. Bonds (67th Issue), 5.00% 2018	1,500	1,611	1.45
Rev. Bonds (Oak Crest Village, Inc. Fac.), Series 2007-A:
5.00% 2022	2,600	2,504
5.00% 2037	3,000	2,679	1.54
Mayor and City Council of Baltimore:
Convention Center Hotel Rev. Bonds:
Series 2006-B, 5.875% 2039	2,500	2,186
Series 2006-A, 5.25% 2018–2023	3,000	2,902	1.52
G.O. Consolidated Public Improvement Bonds, Series 2008-A:
5.00% 2020	2,315	2,478
5.00% 2021	1,280	1,358	1.14
Frederick County, Urbana Community Dev. Auth., Special Obligation Bonds:
Series 1998, 6.625% 2025	3,000	3,012
Series 2004-B, 5.95%–6.25% 2030	2,412	2,255	1.57
City of Gaithersburg, Econ. Dev. Rev. Ref. Bonds (Asbury Maryland Obligated Group), Series 2006-A:
5.125% 2036	3,420	2,991
5.125% 2026	1,000	927	1.17
City of Hyattsville, Special Obligation Bonds (University Town Center Project), Series 2004, 5.75% 2034	3,650	3,261.97
Montgomery County:
G.O. Consolidated Public Improvement Bonds, Series 2001-A:
5.25% 2015	2,000	2,146
4.75% 2011–2012	2,000	2,112	1.27
Housing Opportunities Commission, Multi-family Housing Dev. Bonds:
Series 2004-A, 4.65% 2030	2,670	2,513
Series 2007-A, AMT, 4.55%–4.70% 2027–2037	4,115	3,404	1.76
Northeast Maryland Waste Disposal Auth., Solid Waste Rev. Ref. Bonds (Montgomery County Solid Waste Disposal System), Series 2003, AMT:
AMBAC insured, 5.50% 2010	2,500	2,568
5.50% 2016	1,000	1,025	1.07
Prince George’s County:
G.O. Consolidated Public Improvement Bonds, Series 2007-A, 5.00% 2021	3,500	3,714	1.11
Special Obligation Bonds (National Harbor Project), Series 2004:
5.20% 2034	4,500	3,823
4.70% 2015	1,900	1,840	1.69
Special Obligation Bonds (Woodview Village Infrastructure Improvements), Series 1997-A, 4.50%–4.70% 2017–2026	3,930	3,532	1.05
Special Tax Dist. Bonds (Victoria Falls Project), Series 2005, 5.25% 2035	3,686	2,963.88
Washington Suburban Sanitary Dist., Montgomery and Prince George’s Counties, G.O. Ref. Bonds of 2001, 4.50% 2015 (preref. 2011)	3,000	3,152.94
Westminster, Educational Facs. Rev. Bonds (McDaniel College, Inc.), Series 2006, 4.50% 2036	3,000	2,405.72
Other securities		44,870	13.36
		125,302	37.32

Puerto Rico — 5.13%
Electric Power Auth.:
Power Rev. Bonds, Series WW, 5.25% 2033	1,000	986
Power Rev. Ref. Bonds:
Forward Delivery, Series QQ, 5.50% 2015	1,000	1,058
Series UU, 2.39% 2029[1]	1,500	1,260
Rev. Ref. Bonds, Series KK, 5.00% 2011	1,000	1,038	1.29
Public Buildings Auth., Government Facs. Rev. Bonds, Series D, 5.25% 2027 (preref. 2012)	4,500	4,817	1.44
Public Fin. Corp., Commonwealth Appropriation Bonds, Series 2004-A:
5.75% 2027 (put 2012)	3,755	3,820
FGIC insured, 5.25% 2031 (put 2012)	2,500	2,499	1.88
Other securities		1,737.52
		17,215	5.13

Virgin Islands — 0.75%
Other securities		2,531.75

Total bonds & notes (cost: $319,335,000)		309,914	92.30

Short-term securities — 6.91%
Community Dev. Administration, Dept. of Housing and Community Dev., Multi-family Dev. Rev. Bonds (Princess Anne Townhouses Project), Series 2001-E, AMT, 2.55% 2033[1]	450	450.13
Health and Higher Educational Facs. Auth.:
Pooled Loan Program Rev. Bonds, Series 1994-D, 2.15% 2029[1]	5,925	5,925	1.77
Rev. Bonds:
Goucher College Issue, Series 2007, 2.15% 2037[1]	2,725	2,725.81
Mercy Medical Center Issue, Series 2007-C, 2.15% 2037[1]	1,000	1,000.30
University of Maryland Medical System Issue, Series 2007-B, 2.15% 2034[1]	400	400.12
Montgomery County, Consolidated Public Improvement Bond Anticipation Notes:
Series 2006-A, 2.40% 2026[1]	3,135	3,135
Series 2006-B, 2.05% 2026[1]	1,000	1,000	1.23
Other securities		8,565	2.55

Total short-term securities (cost: $23,200,000)		23,200	6.91

Total investment securities (cost: $342,535,000)		333,114	99.21
Other assets less liabilities		2,661.79

Net assets		$335,775	100.00%

"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnote applies to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]Coupon rate may change periodically. For short-term securities, the date of the next scheduled coupon rate change is considered to be the maturity date.

See Notes to Financial Statements

Key to abbreviations
AMT=Alternative Minimum Tax	Dist.=District	Fncg.=Financing
Auth.=Authority	Econ.=Economic	G.O.=General Obligation
Certs. of Part.=Certificates of Participation	Fac.=Facility	Preref.=Prerefunded
Dept.=Department	Facs.=Facilities	Ref.=Refunding
Dev.=Development	Fin.=Finance	Rev.=Revenue

The Tax-Exempt Fund of Maryland

Financial statements
Statement of assets and liabilities at July 31, 2008
(dollars in thousands)
Assets:
Investment securities at market (cost: $342,535)			$333,114
Cash			165
Receivables for:
Sales of investments	$1,900
Sales of Fund’s shares	505
Interest	3,198		5,603
			338,882
Liabilities:
Payables for:
Purchases of investments	2,176
Repurchases of Fund’s shares	347
Dividends on Fund’s shares	304
Management services	92
Services provided by affiliates	174
Trustees’ deferred compensation	14
Other	—	*	3,107
Net assets at July 31, 2008			$335,775

Net assets consist of:
Capital paid in on shares of beneficial interest			$345,942
Undistributed net investment income			180
Accumulated net realized loss			(926)
Net unrealized depreciation			(9,421)
Net assets at July 31, 2008			$335,775

(dollars and shares in thousands, except per-share amounts)
Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized: 22,151 total shares outstanding

	Net assets	Shares outstanding	Net asset value per share †
Class A	$266,432	17,577	$15.16
Class B	12,944	854	15.16
Class C	29,941	1,975	15.16
Class F-1	20,027	1,321	15.16
Class R-5	6,431	424	15.16

*Amount less than one thousand.
† Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $15.75.

See Notes to Financial Statements

Statement of operations for the year ended July 31, 2008
(dollars in thousands)
Investment income:
Income:
Interest		$14,463
Fees and expenses*:
Investment advisory services	$641
Business management services	504
Distribution services	1,083
Transfer agent services	64
Administrative services	40
Reports to shareholders	30
Registration statement and prospectus	18
Postage, stationery and supplies	17
Trustees’ compensation	24
Auditing and legal	47
Custodian	1
Federal income taxes	4
State and local taxes	— †
Other	11
Total fees and expenses before waivers	2,484
Less waivers of fees and expenses:
Investment advisory services	64
Business management services	50
Total fees and expenses after waivers		2,370
Net investment income		12,093

Net realized loss and unrealized depreciation on investments
Net realized loss on investments		(880)
Net unrealized depreciation on investments		(11,376)
Net realized loss and unrealized depreciation on investments		(12,256)
Net decrease in net assets resulting from operations		$(163)

*Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements. †Amount less than one thousand.

Statements of changes in net assets
(dollars in thousands)
	Year ended July 31,
	2008	2007
Operations:
Net investment income	$12,093	$10,535
Net realized (loss) gain on investments	(880)	100
Net unrealized depreciation on investments	(11,376)	(2,654)
Net (decrease) increase in net assets resulting from operations	(163)	7,981

Dividends paid or accrued to shareholders from net investment income	(12,036)	(10,509)

Net capital share transactions	51,959	45,694

Total increase in net assets	39,760	43,166

Net assets:
Beginning of year	296,015	252,849
End of year (including undistributed net investment income: $180 and $125, respectively)	$335,775	$296,015

See Notes to Financial Statements

Tax-Exempt Fund of Virginia®
Investment portfolio

July 31, 2008

	Principal amount	Market value
Bonds & notes — 92.65%	(000)	(000)

VIRGINIA — 80.46%
STATE ISSUERS — 29.71%
College Building Auth., Educational Facs. Rev. Bonds (Public Higher Education Fncg. Program), Series 2002-A, 5.00% 2011	$1,530	$1,633
College Building Auth., Educational Facs. Rev. Bonds (Regent University Project), Series 2006, 5.00% 2026	4,000	3,854
College Building Auth., Educational Facs. Rev. Bonds (Regent University Project), Series 2006, 5.00% 2029	1,000	947
College Building Auth., Educational Facs. Rev. Bonds (Roanoke College), Series 2007, 5.00% 2023	1,000	1,008
College Building Auth., Educational Facs. Rev. Bonds (Roanoke College), Series 2007, 5.00% 2033	1,375	1,333
College Building Auth., Educational Facs. Rev. Bonds (University of Richmond Project), Series 2002-A, 5.00% 2032 (put 2009)	2,500	2,547
College Building Auth., Educational Facs. Rev. Bonds (Washington and Lee University Project), Series 2001, 5.375% 2021	1,000	1,103
College Building Auth., Educational Facs. Rev. Ref. Bonds (Hampden-Sydney College Project), Series 1998, MBIA insured, 5.00% 2016	500	506
College Building Auth., Educational Facs. Rev. Ref. Bonds (Hampton University Project), Series 2003, 5.00% 2013	1,000	1,069
College Building Auth., Educational Facs. Rev. Ref. Bonds (Hampton University Project), Series 2003, 5.00% 2014	1,815	1,945
Commonwealth Transportation Board, Federal Highway Reimbursement Anticipation Notes, Series 2000, 5.50% 2010	1,300	1,386
Commonwealth Transportation Board, Federal Highway Reimbursement Anticipation Notes, Series 2002, 5.00% 2011	1,000	1,069
Commonwealth Transportation Board, Transportation Rev. Bonds (U.S. Route 58 Corridor Dev. Program), Series 1999-B, 5.50% 2013 (preref. 2009)	4,750	4,942
Housing Dev. Auth., Commonwealth Mortgage Bonds, Series 2001-J-1, MBIA insured, 4.55% 2010	1,000	1,022
Housing Dev. Auth., Commonwealth Mortgage Bonds, Series 2001-J-1, MBIA insured, 4.65% 2011	1,000	1,033
Housing Dev. Auth., Commonwealth Mortgage Bonds, Series 2004-A-1, AMT, 4.00% 2015	1,300	1,237
Housing Dev. Auth., Commonwealth Mortgage Bonds, Series 2007-A, Subseries A-1, AMT, 4.90% 2020	3,200	3,077
Housing Dev. Auth., Commonwealth Mortgage Bonds, Series 2007-A, Subseries A-5, AMT, 5.20% 2021	2,000	1,969
Housing Dev. Auth., Commonwealth Mortgage Bonds, Series 2007-A, Subseries A-5, AMT, 5.60% 2026	2,000	1,984
Housing Dev. Auth., Commonwealth Mortgage Bonds, Series 2007-B, AMT, 4.75% 2032	2,000	1,674
Housing Dev. Auth., Multi-family Housing Bonds, Series 1996-B, 5.95% 2016	710	726
Housing Dev. Auth., Multi-family Housing Bonds, Series 1997-B, AMT, 5.80% 2010	1,185	1,209
Housing Dev. Auth., Multi-family Housing Bonds, Series 1998-I, AMT, 4.60% 2009	1,320	1,342
Housing Dev. Auth., Multi-family Housing Bonds, Series 1998-I, AMT, 4.70% 2010	1,240	1,259
Housing Dev. Auth., Rental Housing Bonds, Series 2001-K, AMT, 5.00% 2017	825	824
Housing Dev. Auth., Rental Housing Bonds, Series 2006-B, AMT, 4.55% 2023	1,260	1,116
Northern Virginia Transportation Dist. Commission, Commuter Rail Rev. Ref. Bonds (Virginia Railway Express Project), Series 1998, FSA insured, 5.375% 2011	1,000	1,022
Northern Virginia Transportation Dist. Commission, Commuter Rail Rev. Ref. Bonds (Virginia Railway Express Project), Series 1998, FSA insured, 5.375% 2014	1,000	1,022
Peninsula Ports Auth., Health System Rev. Ref. Bonds (Riverside Health System Project), Series 1998, 5.00% 2009	1,100	1,123
Port Auth., Commonwealth Port Fund Rev. Bonds (2002 Resolution), Series 2002, AMT, 5.00% 2012	1,000	1,036
Port Auth., Commonwealth Port Fund Rev. Bonds (2002 Resolution), Series 2002, AMT, 5.00% 2013	3,700	3,830
Port Auth., Commonwealth Port Fund Rev. Bonds (2002 Resolution), Series 2006, AMT, FSA insured, 5.50% 2015	2,885	3,030
Port Auth., Port Facs. Rev. Bonds, Series 2006, AMT, FGIC insured, 4.75% 2031	1,000	866
Port Auth., Port Facs. Rev. Ref. Bonds, Series 2007, AMT, FSA insured, 5.00% 2027	1,000	955
Public Building Auth., Public Facs. Rev. Bonds, Series 1998-B, 5.00% 2010 (preref. 2008)	1,000	1,000
Public Building Auth., Public Facs. Rev. Bonds, Series 2000-A, 5.75% 2016 (preref. 2010)	1,000	1,068

	Principal amount	Market value
Bonds & notes	(000)	(000)

STATE ISSUERS (continued)
Public Building Auth., Public Facs. Rev. Ref. Bonds, Series 2005-A, 5.00% 2015	$1,000	$ 1,095
Public Building Auth., Public Facs. Rev. Ref. Bonds, Series 2005-A, 5.00% 2017	2,680	2,869
Public School Auth., School Fncg. Bonds (1997 Resolution), Ref. Series 2005-A, 5.25% 2017	1,000	1,112
Public School Auth., School Fncg. Bonds (1997 Resolution), Ref. Series 2005-B, 5.25% 2017	1,000	1,112
Public School Auth., School Fncg. Bonds (1997 Resolution), Series 1998-B, 4.50% 2009	2,880	2,916
Public School Auth., School Fncg. Bonds (1997 Resolution), Series 2002-A, 5.00% 2014	1,000	1,064
Public School Auth., School Fncg. Bonds (1997 Resolution), Series 2002-B, 4.00% 2009	1,500	1,535
Public School Auth., School Fncg. Bonds (1997 Resolution), Series 2005-D, 5.00% 2018	2,000	2,117
Public School Auth., School Fncg. Bonds (1997 Resolution), Series 1998-B, 4.50% 2009 (preref. 2008)	120	121
Resources Auth., Clean Water State Revolving Fund Rev. Bonds, Series 2000, 5.25% 2015 (preref. 2010)	1,000	1,062
Resources Auth., Clean Water State Revolving Fund Rev. Bonds, Series 2007, 4.75% 2021	2,610	2,719
Resources Auth., Clean Water State Revolving Fund Rev. Bonds, Series 2007, 5.00% 2028	1,500	1,536
Resources Auth., Infrastructure Rev. Bonds (Pooled Fncg. Program), Series 2003, 5.00% 2020	2,000	2,077
Resources Auth., Infrastructure Rev. Bonds (Pooled Fncg. Program), Series 2006-A, 5.00% 2017	2,105	2,291
Resources Auth., Infrastructure Rev. Bonds (Pooled Fncg. Program), Series 2008-A, 5.00% 2028	1,570	1,610
Resources Auth., Infrastructure Rev. Bonds (Pooled Loan Bond Program), Series 2002-A, 5.25% 2014	1,460	1,558
Resources Auth., Infrastructure Rev. Bonds (Pooled Loan Bond Program), Series 2003-B, AMT, MBIA insured, 5.00% 2016	1,000	1,006
Small Business Fncg. Auth., Educational Facs. Rev. Ref. Bonds (Mary Baldwin College), Series 2005, 4.75% 2017	1,485	1,436
Small Business Fncg. Auth., Hospital Rev. Bonds (Wellmont Health System Project), Series 2007-A, 5.25% 2027	2,050	1,932
Southeastern Public Service Auth., Rev. Ref. Bonds, Series 1998, AMBAC insured, 5.00% 2015	4,825	5,035
Tobacco Settlement Fncg. Corp., Tobacco Settlement Asset-backed Bonds, Series 2005, 5.25% 2019 (preref. 2012)	2,000	2,118
Tobacco Settlement Fncg. Corp., Tobacco Settlement Asset-backed Bonds, Series 2005, 5.50% 2026 (preref. 2015)	3,000	3,318
Rector and Visitors of the University of Virginia, General Rev. Pledge Bonds, Series 2003-B, 5.00% 2016	1,000	1,068
Rector and Visitors of the University of Virginia, General Rev. Pledge Bonds, Series 2003-B, 5.00% 2017	1,480	1,580
Rector and Visitors of the University of Virginia, General Rev. Pledge Bonds, Series 2008, 5.00% 2040	3,000	3,063
Western Virginia Regional Jail Auth., Regional Jail Fac. Rev. Bonds, Series 2007, MBIA insured, 4.75% 2024	2,200	2,202
		106,318

CITY & COUNTY ISSUERS — 50.75%
Industrial Dev. Auth. of the Town of Abingdon, Hospital Fac. Rev. Ref. Bonds (Johnston Memorial Hospital), Series 1998, 5.00% 2009	1,020	1,038
Industrial Dev. Auth. of Albemarle County, Residential Care Fac. Mortgage Rev. Ref. Bonds (Westminster-Canterbury of the Blue Ridge), Series 2005, 5.25% 2032	2,000	1,768
Industrial Dev. Auth. of Albemarle County, Residential Care Fac. Mortgage Rev. Ref. Bonds (Westminster-Canterbury of the Blue Ridge), Series 2007, 5.00% 2031	1,000	859
Industrial Dev. Auth. of Amelia County, Solid Waste Disposal Rev. and Ref. Bonds (Waste Management, Inc. Project), Series 2002, AMT, 4.80% 2027 (put 2010)	1,000	995
Industrial Dev. Auth. of the County of Charles City, Solid Waste Disposal Fac. Rev. Ref. Bonds (USA Waste of Virginia, Inc. Project), Series 1999, AMT, 4.875% 2009	3,100	3,098
Industrial Dev. Auth. of the Town of Amherst, Educational Facs. Rev. Ref. Bonds (Sweet Briar College), Series 2006, 5.00% 2026	1,000	913
Arlington County, G.O. Public Improvement Bonds, Series 2008, 5.00% 2024	1,500	1,572
Arlington County, G.O. Ref. Bonds, Series 1993, 6.00% 2011	1,000	1,093
Arlington County, G.O. Ref. Bonds, Series 1993, 6.00% 2012	1,000	1,114
Industrial Dev. Auth. of Arlington County, Alexandria/Arlington Waste-to-Energy Fac. Resource Recovery Rev. Bonds (Ogden Martin Systems of Alexandria/Arlington Inc. Project), Series 1998-B, AMT, FSA insured, 5.375% 2012	2,785	2,819
Industrial Dev. Auth. of Charlotte County, Hospital Rev. Bonds (Halifax Regional Hospital, Inc.), Series 2007, 5.00% 2027	1,000	950
City of Chesapeake, G.O. Public Improvement and Ref. Bonds, Series 2001, 5.50% 2009	1,300	1,363
City of Chesapeake, G.O. Public Improvement and Ref. Bonds, Series 2001, 5.50% 2011	1,500	1,633
City of Chesapeake, G.O. Ref. Bonds, Series 1993, 5.40% 2008	1,000	1,013
City of Chesapeake, G.O. School Ref. Bonds, Series 2003, 5.00% 2013	1,500	1,631
County of Chesterfield, G.O. Public Improvement Bonds, Series 2008, 5.00% 2026	2,000	2,088
Chesterfield County, Water and Sewer Rev. Ref. Bonds, Series 1992, 6.375% 2009	330	331
City of Fairfax Econ. Dev. Auth., Public Fac. Lease Rev. Bonds (City of Fairfax Public Improvement Projects), Series 2005, 5.00% 2024	3,000	3,092
Fairfax County Econ. Dev. Auth., Fairfax County Facs. Rev. Bonds (School Board Central Administration Building Project Phase I), Series 2005-A, 5.00% 2028	2,615	2,637

	Principal amount	Market value
Bonds & notes	(000)	(000)

CITY & COUNTY ISSUERS (continued)
Fairfax County Econ. Dev. Auth., Lease Rev. Bonds (Joint Public Uses Complex Project), Series 2006, 5.00% 2024	$3,795	$3,918
Fairfax County Econ. Dev. Auth., Residential Care Facs. Mortgage Rev. Bonds (Goodwin House Incorporated), Series 2007, 5.00% 2027	1,000	910
Fairfax County Econ. Dev. Auth., Residential Care Facs. Mortgage Rev. Bonds (Goodwin House Incorporated), Series 2007, 5.125% 2037	2,000	1,755
Fairfax County Econ. Dev. Auth., Retirement Community Rev. Bonds (Greenspring Village, Inc. Fac.), Series 1999-A, 6.75% 2012 (preref. 2009)	500	535
Fairfax County Econ. Dev. Auth., Retirement Community Rev. Bonds (Greenspring Village, Inc. Fac.), Series 1999-A, 7.50% 2029 (preref. 2009)	2,500	2,704
Fairfax County Econ. Dev. Auth., Retirement Community Rev. Ref. Bonds (Greenspring Village, Inc. Fac.), Series 2006-A, 4.75% 2026	2,500	2,169
Fairfax County Econ. Dev. Auth., Retirement Community Rev. Ref. Bonds (Greenspring Village, Inc. Fac.), Series 2006-A, 4.875% 2036	3,000	2,491
City of Fairfax, G.O. School Bonds, Series 2004, 5.00% 2027	1,640	1,686
Fairfax County Industrial Dev. Auth., Health Care Rev. Ref. Bonds (Inova Health Systems Project), Series 1998-A, 5.00% 2011	1,500	1,518
Fairfax County Industrial Dev. Auth., Hospital Rev. Ref. Bonds (Inova Health System Hospitals Project), Series 1993-A, 5.00% 2011	1,000	1,046
Fairfax County Industrial Dev. Auth., Hospital Rev. Ref. Bonds (Inova Health System Hospitals Project), Series 1993-A, 5.25% 2019	2,500	2,697
Fairfax County Industrial Dev. Auth., Hospital Rev. Ref. Bonds (Inova Health System Hospitals Project), Series 1993- A, FSA insured, 5.25% 2019	1,000	1,082
Fairfax County Redev. and Housing Auth., Multi-family Housing Rev. Bonds (FHA-Insured Mortgage - Cedar Ridge Project), Series 2007, AMT, 4.75% 2038	3,775	3,053
Fairfax County Redev. and Housing Auth., Multi-family Housing Rev. Bonds (Grand View Apartments Project), Series 1998-A, AMT, 5.05% 2010	450	457
Fairfax County Water Auth., Water Rev. Ref. Bonds, Series 1997, 5.00% 2021	1,000	1,084
Fairfax County Water Auth., Water Rev. Ref. Bonds, Series 2005-B, 5.25% 2019	1,000	1,107
City of Fredericksburg, Rev. Bonds (MediCorp Health System Obligated Group), Series 2002-B, 5.25% 2027	1,500	1,470
Econ. Dev. Auth. of the City of Fredericksburg, Hospital Facs. Rev. and Ref. Bonds (MediCorp Health System Obligated Group), Series 2007, 5.00% 2015	1,500	1,547
Econ. Dev. Auth. of the City of Fredericksburg, Hospital Facs. Rev. and Ref. Bonds (MediCorp Health System Obligated Group), Series 2007, 5.25% 2021	2,000	2,002
Econ. Dev. Auth. of Stafford County, Hospital Facs. Rev. Bonds (MediCorp Health System Obligated Group), Series 2006, 5.25% 2025	1,000	1,001
H2O Community Dev. Auth., Special Assessment Bonds, Series 2007, 5.20% 2037	3,440	2,461
City of Hampton, Convention Center Rev. Bonds, Series 2002, AMBAC insured, 5.25% 2014	1,000	1,063
City of Hampton, Convention Center Rev. Bonds, Series 2002, AMBAC insured, 5.25% 2015	1,500	1,584
City of Hampton, G.O. Public Improvement Ref. Bonds, Series 1998, 5.00% 2013	2,240	2,414
City of Hampton, G.O. Public Improvement Ref. Bonds, Series 1998, 5.00% 2014	1,000	1,090
City of Hampton, G.O. Public Improvement Ref. Bonds, Series 2000, 5.25% 2011	1,000	1,056
City of Hampton, Museum Rev. Ref. Bonds, Series 2004, 4.00% 2009	500	502
City of Hampton, Museum Rev. Ref. Bonds, Series 2004, 5.00% 2012	1,220	1,278
Hampton Roads Sanitation Dist., Wastewater Rev. Bonds, Series 2008, 5.00% 2025	1,000	1,038
Hampton Roads Sanitation Dist., Wastewater Rev. Bonds, Series 2008, 5.00% 2033	2,000	2,035
Hampton Roads Sanitation Dist., Wastewater Rev. Bonds, Series 2008, 5.00% 2038	1,500	1,522
Industrial Dev. Auth. of County of Hanover, Hospital Rev. Bonds (Memorial Regional Medical Center Project at Hanover Medical Park), Series 1995, MBIA insured, 6.50% 2010	1,375	1,475
Industrial Dev. Auth. of County of Hanover, Hospital Rev. Bonds (Memorial Regional Medical Center Project at Hanover Medical Park), Series 1995, MBIA insured, 6.375% 2018	1,500	1,703
Industrial Dev. Auth. of the City of Harrisonburg, Hospital Facs. Rev. Bonds (Rockingham Memorial Hospital), Series 2006, AMBAC insured, 4.00% 2018	1,170	1,122
Econ. Dev. Auth. of Henrico County, Residential Care Fac. Mortgage Rev. Ref. Bonds (Westminster Canterbury of Richmond), Series 2006, 5.00% 2027	1,000	910
Econ. Dev. Auth. of Henrico County, Residential Care Fac. Mortgage Rev. Ref. Bonds (Westminster Canterbury of Richmond), Series 2006, 5.00% 2035	1,850	1,603
Henrico County, Water and Sewer System Rev. Bonds, Series 2006-A, 5.00% 2025	2,945	3,056

	Principal amount	Market value
Bonds & notes	(000)	(000)

CITY & COUNTY ISSUERS (continued)
Henrico County, Water and Sewer System Rev. Ref. Bonds, Series 2002, 4.625% 2013	$580	$620
Industrial Dev. Auth. of the County of Henrico, Solid Waste Disposal Rev. Bonds (Browning-Ferris Industries of South Atlantic, Inc. Project), Series 1996-A, AMT, 5.45% 2014	1,000	957
Heritage Hunt Commercial Community Dev. Auth. (Prince William County), Special Assessment Bonds, Series 1999-A, 6.85% 2019	146	147
Heritage Hunt Commercial Community Dev. Auth. (Prince William County), Special Assessment Bonds, Series 1999-B, 7.00% 2029	424	428
Econ. Dev. Auth. of James City County, Lease Rev. Bonds (Public Fac. Projects), Series 2006, FSA insured, 5.00% 2021	1,000	1,050
Econ. Dev. Auth. of James City County, Residential Care Fac. First Mortgage Rev. and Ref. Bonds (Williamsburg Landing, Inc.), Series 2005, 5.35% 2026	2,250	2,071
Econ. Dev. Auth. of James City County, Residential Care Fac. First Mortgage Rev. and Ref. Bonds (Williamsburg Landing, Inc.), Series 2005, 5.50% 2034	750	664
Community Dev. Auth. of Loudoun County, Special Assessment Bonds (Dulles Town Center Project), Series 1998, 6.25% 2026	2,425	2,421
Loudoun County, G.O. Public Improvement and Ref. Bonds, Series 2002-A, 5.00% 2012	1,795	1,934
Loudoun County, G.O. Public Improvement Bonds, Series 2001-B, 5.00% 2012 (preref. 2010)	1,000	1,050
Loudoun County, G.O. Public Improvement Bonds, Series 2001-B, 5.25% 2015 (preref. 2011)	500	536
Industrial Dev. Auth. of Loudoun County, Residential Care Fac. Rev. Ref. Bonds, (Falcons Landing Project), Series 2004-A, 6.00% 2024	2,000	1,973
Loudoun County Sanitation Auth., Water and Sewer System Rev. Bonds, Series 2007, 5.00% 2021	500	530
Loudoun County Sanitation Auth., Water and Sewer System Rev. Bonds, Series 2000, FSA insured, 5.00% 2014 (preref. 2011)	1,185	1,264
Industrial Dev. Auth. of the City of Lynchburg, Residential Care Fac. Mortgage Rev. Ref. Bonds (Westminster-Canterbury of Lynchburg), Series 2007, 5.00% 2031	500	429
New Port Community Dev. Auth., Special Assessment Bonds, Series 2006, 5.50% 2026	2,325	1,905
New Port Community Dev. Auth., Special Assessment Bonds, Series 2006, 5.60% 2036	2,000	1,530
City of Newport News, G.O. General Improvement Bonds, Series 2004-A, 5.00% 2020	1,000	1,044
City of Newport News, G.O. General Improvement Ref. Bonds, Series 2003-A, 5.00% 2010	1,000	1,050
City of Newport News, G.O. General Improvement Ref. Bonds, Series 2007-B, 5.25% 2022	1,805	1,983
City of Newport News, G.O. Water Bonds, Series 2008-B, 5.00% 2023	2,000	2,099
City of Newport News, G.O. Water Bonds, Series 2008-B, 5.00% 2027	1,000	1,034
Econ. Dev. Auth. of the City of Newport News, Econ. Dev. Rev. Bonds, Series 2006, 5.00% 2023	1,110	1,150
Econ. Dev. Auth. of the City of Newport News, Econ. Dev. Rev. Bonds, Series 2006, 5.00% 2024	1,085	1,121
Norfolk Airport Auth., Airport Rev. Bonds, Series 2001-B, AMT, FGIC insured, 5.375% 2014	1,485	1,504
Norfolk Airport Auth., Airport Rev. Bonds, Series 2001-B, AMT, FGIC insured, 5.375% 2015	1,565	1,579
City of Norfolk, Water Rev. Bonds, Series 2008, 5.00% 2027	2,120	2,178
Peninsula Town Center Community Dev. Auth., Special Obligation Bonds, Series 2007, 6.45% 2037	3,000	2,705
Econ. Dev. Auth. of the County of Powhatan, Lease Rev. Bonds (Virginia Capital Projects), Series 2007, AMBAC insured, 5.00% 2020	1,110	1,145
County of Prince William, Industrial Dev. Auth., Hospital Fac. Rev. Bonds (Potomac Hospital Corp. of Prince William), Series 2003, 5.00% 2013	1,000	1,038
Prince William County Service Auth., Water and Sewer System Rev. Ref. Bonds, Series 2003, 5.00% 2019	1,635	1,721
Prince William County Virginia Gateway Community Dev. Auth., Special Assessment Bonds, Series 1999, 6.25% 2026	2,188	2,190
Reynolds Crossing Community Dev. Auth. (Henrico County), Special Assessment Rev. Bonds (Reynolds Crossing Project), Series 2007, 5.10% 2021	2,000	1,766
City of Richmond, G.O. Public Improvement Ref. Bonds, Series 2001, FGIC insured, 5.375% 2015 (preref. 2011)	1,000	1,087
City of Richmond, Public Utility Rev. and Ref. Bonds, Series 2007-A, FSA insured, 4.50% 2022	500	506
City of Richmond, Public Utility Rev. and Ref. Bonds, Series 2007-A, FSA insured, 4.50% 2026	1,000	988
Richmond Metropolitan Auth., Expressway Rev. and Ref. Bonds, Series 1998, FGIC insured, 5.25% 2012	1,000	1,063
Richmond Metropolitan Auth., Expressway Rev. and Ref. Bonds, Series 2002, FGIC insured, 5.25% 2017	1,120	1,195
Riverside Regional Jail Auth., Jail Fac. Rev. Bonds, Series 2003, MBIA insured, 5.00% 2015	1,000	1,064
Econ. Dev. Auth. of the County of Roanoke, Lease Rev. Bonds (Public Fac. Projects), Series 2008, ASSURED GUARANTY insured, 5.00% 2023	1,460	1,509
Econ. Dev. Auth. of the County of Roanoke, Lease Rev. Bonds (Public Fac. Projects), Series 2008, ASSURED GUARANTY insured, 5.00% 2032	1,500	1,500
Industrial Dev. Auth. of the City of Roanoke, Hospital Rev. Bonds (Carilion Health System Obligated Group), Series 2002-A, MBIA insured, 5.50% 2015	3,500	3,688
City of Salem, G.O. Public Improvement Ref. Bonds, Series 2007-A, 4.50% 2027	1,050	1,032

	Principal amount	Market value
Bonds & notes	(000)	(000)

CITY & COUNTY ISSUERS (continued)
City of Suffolk, G.O. Public Improvement and Ref. Bonds, Series 2007, MBIA insured, 4.50% 2028	$1,000	$947
Upper Occoquan Sewage Auth., Regional Sewerage System Rev. Ref. Bonds, Series 2005, FSA insured, 5.00% 2023	4,000	4,144
City of Virginia Beach Dev. Auth., Health Care Facs. Rev. Ref. Bonds (Sentara Health System), Series 1998, 5.25% 2011	1,000	1,016
City of Virginia Beach Dev. Auth., Hospital Rev. Bonds (Virginia Beach General Hospital Project), Series 1993, AMBAC insured, 6.00% 2011	1,000	1,072
City of Virginia Beach Dev. Auth., Hospital Rev. Bonds (Virginia Beach General Hospital Project), Series 1993, AMBAC insured, 5.125% 2018	2,200	2,321
City of Virginia Beach Dev. Auth., Public Fac. Rev. Bonds (Town Center Project Phase I), Series 2002-A, 5.375% 2017	1,500	1,613
City of Virginia Beach Dev. Auth., Public Fac. Rev. Bonds (Town Center Project Phase I), Series 2002-A, 5.00% 2021	2,000	2,048
City of Virginia Beach Dev. Auth., Public Fac. Rev. Bonds, Series 2007-A, 5.00% 2020	1,000	1,060
City of Virginia Beach, G.O. Public Improvement and Ref. Bonds, Series 2002, 5.00% 2015 (preref. 2012)	1,500	1,610
City of Virginia Beach, G.O. Public Improvement and Ref. Bonds, Series 2002, 5.00% 2016 (preref. 2012)	1,500	1,610
City of Virginia Beach, G.O. Public Improvement Bonds, Series 2001, 5.00% 2012 (preref. 2011)	2,425	2,604
City of Virginia Beach, G.O. Public Improvement Bonds, Series 2001, 5.00% 2013 (preref. 2011)	2,425	2,604
City of Virginia Beach, G.O. Public Improvement Ref. Bonds, Series 2004-B, 5.00% 2016	1,350	1,485
City of Virginia Beach, G.O. Public Improvement Ref. Bonds, Series 2004-B, 5.00% 2017	1,000	1,098
Watkins Centre Community Dev. Auth., Rev. Bonds, Series 2007, 5.40% 2020	1,400	1,284
Westmoreland County Industrial Dev. Auth., Lease Rev. Bonds (Northumberland County School Project), Series 2006, MBIA insured, 5.00% 2022	1,215	1,216
Westmoreland County Industrial Dev. Auth., Lease Rev. Bonds (Northumberland County School Project), Series 2006, MBIA insured, 5.00% 2023	1,275	1,267
Industrial Dev. Auth. of the City of Winchester, Hospital Rev. Bonds (Valley Health System Obligated Group), Series 2007, 5.00% 2026	1,250	1,233
Industrial Dev. Auth. of the City of Winchester, Residential Care Fac. Rev. Bonds (Westminster-Canterbury of Winchester, Inc.), Series 2005-A, 4.875% 2019	1,005	948
Industrial Dev. Auth. of the City of Winchester, Residential Care Fac. Rev. Bonds (Westminster-Canterbury of Winchester, Inc.), Series 2005-A, 5.20% 2027	1,000	915
Industrial Dev. Auth. of the City of Winchester, Residential Care Fac. Rev. Bonds (Westminster-Canterbury of Winchester, Inc.), Series 2005-A, 5.30% 2035	1,000	883
		181,577

DISTRICT OF COLUMBIA — 5.75%
Metropolitan Washington Airports Auth., Airport System Rev. and Ref. Bonds, Series 1998-B, AMT, MBIA insured, 5.25% 2010	1,000	1,013
Metropolitan Washington Airports Auth., Airport System Rev. Bonds, Series 2001-A, AMT, MBIA insured, 5.50% 2014	1,000	1,035
Metropolitan Washington Airports Auth., Airport System Rev. Bonds, Series 2005-A, AMT, MBIA insured, 5.25% 2017	1,000	1,016
Metropolitan Washington Airports Auth., Airport System Rev. Bonds, Series 2006-A, AMT, FSA insured, 5.00% 2032	1,000	935
Metropolitan Washington Airports Auth., Airport System Rev. Bonds, Series 2007-B, AMT, AMBAC insured, 5.00% 2020	1,000	970
Metropolitan Washington Airports Auth., Airport System Rev. Bonds, Series 2008-A, AMT, 5.375% 2028	1,825	1,813
Metropolitan Washington Airports Auth., Airport System Rev. Ref. Bonds, Series 2002-D, AMT, FSA insured, 5.375% 2013	1,000	1,041
Metropolitan Washington Airports Auth., Airport System Rev. Ref. Bonds, Series 2002-D, AMT, FSA insured, 5.375% 2014	1,000	1,034
Metropolitan Washington Airports Auth., Airport System Rev. Ref. Bonds, Series 2002-D, AMT, FSA insured, 5.375% 2016	1,995	2,035
Metropolitan Washington Airports Auth., Airport System Rev. Ref. Bonds, Series 2003-A, AMT, FGIC insured, 5.125% 2029	2,000	1,872
Metropolitan Washington Airports Auth., Airport System Rev. Ref. Bonds, Series 2004-C-1, AMT, FSA insured, 5.00% 2008	500	502
Metropolitan Washington Airports Auth., Airport System Rev. Ref. Bonds, Series 2004-D, AMT, MBIA insured, 5.25% 2012	1,000	1,039
Metropolitan Washington Airports Auth., Airport System Rev. Ref. Bonds, Series 2004-D, AMT, MBIA insured, 5.00% 2019	1,000	982
Metropolitan Washington Airports Auth., Airport System Rev. Ref. Bonds, Series 2005-D, AMBAC insured, 5.00% 2021	2,155	2,194
Metropolitan Washington Airports Auth., Airport System Rev. Ref. Bonds, Series 2006-C, FGIC insured, 5.00% 2023	1,965	1,967
Metropolitan Washington Airports Auth., Airport System Rev. Ref. Bonds, Series 2006-C, FGIC insured, 5.00% 2025	1,130	1,118
		20,566

PUERTO RICO — 5.81%
Aqueduct and Sewer Auth., Rev. Bonds, Series A, ASSURED GUARANTY insured, 5.00% 2028	2,000	2,011
Electric Power Auth., Power Rev. Bonds, Series WW, 5.25% 2033	1,000	986
Electric Power Auth., Power Rev. Ref. Bonds (Forward Delivery), Series QQ, XLCA insured, 5.50% 2015	1,000	1,058
Electric Power Auth., Power Rev. Ref. Bonds, Series UU, FSA insured, 2.39% 2029[1]	2,500	2,100
Government Dev. Bank, Series 2006-B, 5.00% 2015	1,000	1,011

	Principal amount	Market value
Bonds & notes	(000)	(000)

PUERTO RICO (continued)
Highways and Transportation Auth., Highway Rev. Ref. Bonds, Series AA, AMBAC insured, 5.00% 2035 (put 2010)	$1,150	$1,169
Highways and Transportation Auth., Highway Rev. Ref. Bonds, Series CC, 5.50% 2030	1,200	1,221
Highways and Transportation Auth., Transportation Rev. Ref. Bonds, Series N, AMBAC insured, 5.50% 2029	1,000	1,011
Public Buildings Auth., Government Facs. Rev. and Rev. Ref. Bonds, Series A, 5.50% 2014	1,000	1,043
Public Buildings Auth., Government Facs. Rev. Bonds, Series D, 5.25% 2027 (preref. 2012)	1,040	1,113
Public Buildings Auth., Government Facs. Rev. Ref. Bonds, Series M-2, AMBAC insured, 5.50% 2035 (put 2017)	1,000	1,029
Public Fin. Corp., Commonwealth Appropriation Bonds, Series 2004-A, AMBAC insured, 5.25% 2030 (put 2012)	1,000	1,014
Public Fin. Corp., Commonwealth Appropriation Bonds, Series 2004-A, FGIC insured, 5.25% 2031 (put 2012)	3,000	2,999
Public Fin. Corp., Commonwealth Appropriation Bonds, Series 2004-A, MBIA insured, 5.25% 2029 (put 2012)	2,000	2,029
Public Improvement G.O. Ref. Bonds, Series 2004-A, 5.00% 2030 (put 2012)	1,000	1,001
		20,795

VIRGIN ISLANDS — 0.63%
Public Fin. Auth., Rev. and Ref. Bonds (Matching Fund Loan Notes), Series 1998-A, 5.20% 2009	1,000	1,013
Public Fin. Auth., Rev. Bonds (Matching Fund Loan Notes), Series 2004-A, 5.25% 2017	750	758
Public Fin. Auth., Rev. Bonds (Matching Fund Loan Notes), Series 2004-A, 5.25% 2018	500	501
		2,272

Total bonds & notes (cost: $336,786,000)		331,528

Short-term securities — 6.67%

Industrial Dev. Auth. of Albemarle County, Rev. Bonds (Thomas Jefferson Foundation, Inc.), Series 2007, 2.20% 2037[1]	1,500	1,500
Industrial Dev. Auth. of the City of Alexandria, Demand Rev. Ref. Bonds (Goodwin House), Series 2005, 2.10% 2035[1]	500	500
Industrial Dev. Auth. of the City of Alexandria, Pooled Loan Program Rev. Bonds, Series 1996-A, 2.15% 2026[1]	850	850
Industrial Dev. Auth. of the City of Alexandria, Rev. Fac. Bonds (Assn. for Supervision and Curriculum Dev.), Series C, 2.17% 2023[1]	925	925
County of Arlington, Demand Rev. Bonds (Ballston Public Parking Project), 2.25% 2017[1]	625	625
Ashland Industrial Dev. Auth., Health and Community Services Facs. Rev. Bonds (YMCA, Greater Richmond Project), Series 2000-A, 2.17% 2020[1]	685	685
Industrial Dev. Auth. of City of Charlottesville, Educational Facs. Rev. Bonds (University of Virginia Foundation Projects), Series 2006-A, 2.04% 2037[1]	1,200	1,200
Chesapeake Hospital Auth., Hospital Fac. Rev. Bonds (Chesapeake General Hospital), Series 2001-A, 2.20% 2031[1]	1,500	1,500
College Building Auth., Educational Facs. Rev. Bonds (21st Century College and Equipment Programs), Series 2006-B, 2.60% 2026[1]	1,400	1,400
College Building Auth., Educational Facs. Rev. Bonds (21st Century College and Equipment Programs), Series 2006-C, 2.10% 2026[1]	1,200	1,200
Fairfax County Econ. Dev. Auth., Multi-Modal Rev. Bonds (Smithsonian Institution Issue), Series A, 2.15% 2033[1]	870	870
Fairfax County Econ. Dev. Auth., Multi-Modal Rev. Bonds (Smithsonian Institution Issue), Series B, 2.00% 2033[1]	1,080	1,080
Fairfax County Industrial Dev. Auth., Demand Obligation Rev. Bonds (Fairfax Hospital System, Inc.), Series 1988-D, 2.20% 2025[1]	1,500	1,500
Industrial Dev. Auth. of King George County, Demand Exempt Fac. Rev. Bonds (Birchwood Power Partners, L.P. Project), Series 1995, AMT, 2.62% 2025[1]	1,100	1,100
Industrial Dev. Auth. of King George County, Demand Exempt Fac. Rev. Bonds (Birchwood Power Partners, L.P. Project), Series 1997, AMT, 2.62% 2027[1]	400	400
Industrial Dev. Auth. of King George County, Solid Waste Disposal Fac. Rev. Bonds (Garnet of Virginia, Inc. Project), Series 1996, AMT, 2.40% 2021[1]	500	500
Industrial Dev. Auth. of the City of Lexington, Tax-Exempt Educational Facs. Rev. Bonds (V.M.I. Dev. Board, Inc. Project), Series 2006, 2.10% 2036[1]	470	470
Industrial Dev. Auth. of Loudoun County, Multi-Modal Rev. Bonds (Howard Hughes Medical Institute Issue), Series 2003-B, 2.00% 2038[1]	1,000	1,000
Industrial Dev. Auth. of Loudoun County, Multi-Modal Rev. Bonds (Howard Hughes Medical Institute Issue), Series 2003-D, 2.05% 2038[1]	1,000	1,000

	Principal amount	Market value
Short-term securities	(000)	(000)

County of Prince William, Certs. of Part. (Prince William County Facs.), Series 2006-B, 2.40% 2026[1]	$2,500	$2,500
Industrial Dev. Auth. of the City of Richmond, Educational Facs. Rev. Bonds (Church Schools in the Diocese of Virginia), Series 2005, 2.20% 2035[1]	950	950
Small Business Fncg. Auth., Tax-Exempt Rev. Bonds (Virginia Museum of Fine Arts Foundation Project), Series 2005, 2.12% 2035[1]	1,100	1,100
City of Virginia Beach Dev. Auth., Educational Facs. Rev. and Ref. Bonds (Virginia Wesleyan College Project), Series 2007, 2.20% 2033[1]	1,000	1,000

Total short-term securities (cost: $23,855,000)		23,855

Total investment securities (cost: $360,641,000)		355,383
Other assets less liabilities		2,423

Net assets		$357,806

1Coupon rate may change periodically. For short-term securities, the date of the next scheduled coupon rate change is considered to be the maturity date.

Key to abbreviations

Agcy. = Agency                  Dist. = District    G.O. = General Obligation
AMT = Alternative Minimum Tax              Econ. = Economic  Preref. = Prerefunded
Auth. = Authority                         Fac. = Facility             Redev. = Redevelopment
Certs. Of Part. = Certificates of Participation    Facs. = Facilities        Ref. = Refunding
Dept. = Department                      Fin. = Finance             Rev. = Revenue
Dev. = Development                    Fncg. = Financing      TECP = Tax-Exempt Commercial Paper

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so you may lose money.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the funds’ prospectus, which can be obtained from your financial professional and should be read carefully before investing.
MFGEFP-970-0908O-S15852

The Tax-Exempt Fund of Virginia
Summary investment portfolio July 31, 2008

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund’s principal holdings. For details on how to obtain a complete schedule of portfolio holdings, please see the inside back cover.

Bonds & notes — 92.65%	Principal amount (000)	Market value (000)	Percent of net assets
Virginia — 80.46%
State Issuers — 29.71%
College Building Auth.:
Educational Facs. Rev. Bonds:
Regent University Project, Series 2006:5.00% 2026	$4,000	$ 3,854
5.00% 2029	1,000	947	1.34%
University of Richmond Project, Series 2002-A, 5.00% 2032 (put 2009)	2,500	2,547.71
Commonwealth Transportation Board, Transportation Rev. Bonds (U.S. Route 58 Corridor Dev. Program), Series 1999-B, 5.50% 2013 (preref. 2009)	4,750	4,942	1.38
Housing Dev. Auth.:
Commonwealth Mortgage Bonds:
Series 2007-A, Subseries A-1, AMT, 4.90% 2020	3,200	3,077
Series 2004-A-1, AMT, 4.00% 2015	1,300	1,237
Series 2007-B, AMT, 4.75% 2032	2,000	1,674
Series 2001-J-1, 4.55%–4.65% 2010–2011	2,000	2,055
Series 2007-A, Subseries A-5, AMT, 5.20%–5.60% 2021–2026	4,000	3,953	3.35
Multi-family Housing Bonds:
Series 1996-B, 5.95% 2016	710	726
Series 1997-B, AMT, 5.80% 2010	1,185	1,209
Series 1998-I, AMT, 4.60%–4.70% 2009–2010	2,560	2,601
Rental Housing Bonds, AMT:
Series 2001-K, 5.00% 2017	825	824
Series 2006-B, 4.55% 2023	1,260	1,116	1.81
Port Auth., AMT:
Commonwealth Port Fund Rev. Bonds (2002 Resolution):
Series 2002, 5.00% 2013	3,700	3,830
Series 2006, FSA insured, 5.50% 2015	2,885	3,030
Series 2002, 5.00% 2012	1,000	1,036
Port Facs. Rev. Bonds, Series 2006, 4.75% 2031	1,000	866
Port Facs. Rev. Ref. Bonds, Series 2007, 5.00% 2027	1,000	955	2.72
Public Building Auth., Public Facs. Rev. Ref. Bonds, Series 2005-A:5.00% 2017	2,680	2,869
5.00% 2015	1,000	1,095	1.11
Public School Auth., School Fncg. Bonds (1997 Resolution):
Series 1998-B, 4.50% 2009	2,880	2,916
Series 2005-D, 5.00% 2018	2,000	2,117
Ref. Series 2005-A, 5.25% 2017	1,000	1,112
Ref. Series 2005-B, 5.25% 2017	1,000	1,112
Series 2002-A, 5.00% 2014	1,000	1,064
Series 2002-B, 4.00% 2009	1,500	1,535	2.75
Resources Auth.:
Clean Water State Revolving Fund Rev. Bonds, Series 2007:4.75% 2021	$2,610	$ 2,719
5.00% 2028	1,500	1,536
Infrastructure Rev. Bonds:
Pooled Fncg. Program:Series 2003, 5.00% 2020	2,000	2,077
Series 2006-A, 5.00% 2017	2,105	2,291
Series 2008-A, 5.00% 2028	1,570	1,610
Pooled Loan Bond Program:Series 2002-A, 5.25% 2014	1,460	1,558
Series 2003-B, AMT, 5.00% 2016	1,000	1,006	3.58%
Southeastern Public Service Auth., Rev. Ref. Bonds, Series 1998, AMBAC insured, 5.00% 2015	4,825	5,035	1.41
Tobacco Settlement Fncg. Corp., Tobacco Settlement Asset-backed Bonds, Series 2005:
5.25% 2019 (preref. 2012)	2,000	2,118
5.50% 2026 (preref. 2015)	3,000	3,318	1.52
Rector and Visitors of the University of Virginia, General Rev. Pledge Bonds:
Series 2008, 5.00% 2040	3,000	3,063
Series 2003-B, 5.00% 2016–2017	2,480	2,648	1.60
Western Virginia Regional Jail Auth., Regional Jail Fac. Rev. Bonds, Series 2007, MBIA insured, 4.75% 2024	2,200	2,202.61
Other securities		20,838	5.82
		106,318	29.71

City & County Issuers — 50.75%
Industrial Dev. Auth. of the County of Charles City, Solid Waste Disposal Fac. Rev. Ref. Bonds (USA Waste of Virginia, Inc. Project), Series 1999, AMT, 4.875% 2009	3,100	3,098
Industrial Dev. Auth. of Amelia County, Solid Waste Disposal Rev. and Ref. Bonds (Waste Management, Inc. Project), Series 2002, AMT, 4.80% 2027	1,000	995	1.14
Arlington County:
G.O. Public Improvement Bonds, Series 2008, 5.00% 2024	1,500	1,572
G.O. Ref. Bonds, Series 1993, 6.00% 2011–2012	2,000	2,207	1.06
Industrial Dev. Auth. of Arlington County, Alexandria/Arlington Waste-to-Energy Fac. Resource Recovery Rev. Bonds (Ogden Martin Systems of Alexandria/Arlington Inc. Project), Series 1998-B, AMT, FSA insured, 5.375% 2012	2,785	2,819.79
City of Chesapeake:
G.O. Ref. Bonds, Series 1993, 5.40% 2008	1,000	1,013
G.O. School Ref. Bonds, Series 2003, 5.00% 2013	1,500	1,631
G.O. Public Improvement and Ref. Bonds, Series 2001, 5.50% 2009–2011	2,800	2,996	1.58
County of Chesterfield, G.O. Public Improvement Bonds, Series 2008, 5.00% 2026	2,000	2,088.58
City of Fairfax Econ. Dev. Auth., Public Fac. Lease Rev. Bonds (City of Fairfax Public Improvement Projects), Series 2005, 5.00% 2024	3,000	3,092
Fairfax County:
Econ. Dev. Auth.:
Fairfax County Facs. Rev. Bonds (School Board Central Administration Building Project Phase I), Series 2005-A, 5.00% 2028	2,615	2,637
Lease Rev. Bonds (Joint Public Uses Complex Project), Series 2006, 5.00% 2024	3,795	3,918	2.70
Retirement Community Rev. Bonds (Greenspring Village, Inc. Fac.), Series 1999-A, 7.50% 2029 (preref. 2009)	2,500	2,704.76
Retirement Community Rev. Ref. Bonds (Greenspring Village, Inc. Fac.), Series 2006-A:
4.75% 2026	2,500	2,169
4.875% 2036	3,000	2,491	1.30
Industrial Dev. Auth.:
Hospital Rev. Ref. Bonds (Inova Health System Hospitals Project), Series 1993-A, 5.25% 2019	2,500	2,697
Health Care Rev. Ref. Bonds (Inova Health Systems Project), Series 1998-A, 5.00% 2011	1,500	1,518
Hospital Rev. Ref. Bonds (Inova Health System Hospitals Project), Series 1993-A, 5.00%–5.25% 2011–2019	2,000	2,128	1.77
Redev. and Housing Auth., Multi-family Housing Rev. Bonds (FHA-Insured Mortgage – Cedar Ridge Project), Series 2007, AMT, 4.75% 2038	3,775	3,053.85
City of Fredericksburg, Rev. Bonds (MediCorp Health System Obligated Group), Series 2002-B, 5.25% 2027	1,500	1,470
Econ. Dev. Auth. of Stafford County, Hospital Facs. Rev. Bonds (MediCorp Health System Obligated Group), Series 2006, 5.25% 2025	1,000	1,001
Econ. Dev. Auth. of the City of Fredericksburg, Hospital Facs. Rev. and Ref. Bonds (MediCorp Health System Obligated Group), Series 2007, 5.00%–5.25% 2015–2021	3,500	3,549	1.68
H2O Community Dev. Auth., Special Assessment Bonds, Series 2007, 5.20% 2037	3,440	2,461.69
City of Hampton, G.O. Public Improvement Ref. Bonds:Series 1998, 5.00% 2013	2,240	2,414
Series 1998, 5.00% 2014	1,000	1,090
Series 2000, 5.25% 2011	1,000	1,056	1.27
Hampton Roads Sanitation Dist., Wastewater Rev. Bonds, Series 2008:5.00% 2033	2,000	2,035
5.00% 2025–2038	2,500	2,560	1.28
Henrico County:
Water and Sewer System Rev. Bonds, Series 2006-A, 5.00% 2025	2,945	3,056
Water and Sewer System Rev. Ref. Bonds, Series 2002, 4.625% 2013	580	620	1.03
Econ. Dev. Auth. of James City County, Residential Care Fac. First Mortgage Rev. and Ref. Bonds (Williamsburg Landing, Inc.), Series 2005, 5.35% 2026	2,250	2,071.58
Community Dev. Auth. of Loudoun County, Special Assessment Bonds (Dulles Town Center Project), Series 1998, 6.25% 2026	2,425	2,421.68
City of Newport News:
G.O. Water Bonds, Series 2008-B:5.00% 2023	2,000	2,099
5.00% 2027	1,000	1,034
G.O. General Improvement Bonds, Series 2004-A, 5.00% 2020	1,000	1,044
G.O. General Improvement Ref. Bonds:Series 2003-A, 5.00% 2010	1,000	1,050
Series 2007-B, 5.25% 2022	1,805	1,983
Econ. Dev. Auth. of the City of Newport News, Econ. Dev. Rev. Bonds, Series 2006, 5.00% 2023–2024	2,195	2,271	2.65
City of Norfolk, Water Rev. Bonds, Series 2008, 5.00% 2027	2,120	2,178.61
Peninsula Town Center Community Dev. Auth., Special Obligation Bonds, Series 2007, 6.45% 2037	3,000	2,705.76
Prince William County Virginia Gateway Community Dev. Auth., Special Assessment Bonds, Series 1999, 6.25% 2026	2,188	2,190.61
Industrial Dev. Auth. of the City of Roanoke, Hospital Rev. Bonds (Carilion Health System Obligated Group), Series 2002-A, MBIA insured, 5.50% 2015	3,500	3,688	1.03
Upper Occoquan Sewage Auth., Regional Sewerage System Rev. Ref. Bonds, Series 2005, FSA insured, 5.00% 2023	4,000	4,144	1.16
City of Virginia Beach:
Dev. Auth., Hospital Rev. Bonds (Virginia Beach General Hospital Project), Series 1993, AMBAC insured, 5.125% 2018	2,200	2,321.65
Dev. Auth., Public Fac. Rev. Bonds (Town Center Project Phase I), Series 2002-A:5.00% 2021	2,000	2,048
5.375% 2017	1,500	1,613	1.02
G.O. Public Improvement Bonds, Series 2001:5.00% 2012 (preref. 2011)	2,425	2,604
5.00% 2013 (preref. 2011)	2,425	2,604
G.O. Public Improvement and Ref. Bonds, Series 2002, 5.00% 2015–2016	3,000	3,220	2.36
Other securities		72,151	20.16
		181,577	50.75

District of Columbia — 5.75%
Metropolitan Washington Airports Auth.:
Airport System Rev. Ref. Bonds:
Series 2002-D, AMT, FSA insured, 5.375% 2016	1,995	2,035
Series 2005-D, AMBAC insured, 5.00% 2021	2,155	2,194
Series 2002-D, AMT, 5.375% 2013–2014	2,000	2,075
Series 2003-A, AMT, 5.125% 2029	2,000	1,872
Series 2004-C-1, AMT, 5.00% 2008	500	502
Series 2004-D, AMT, 5.00%–5.25% 2012–2019	2,000	2,021
Series 2006-C, 5.00% 2023–2025	3,095	3,085
Airport System Rev. and Ref. Bonds, Series 1998-B, AMT, 5.25% 2010	1,000	1,013
Airport System Rev. Bonds, AMT:
Series 2001-A, 5.50% 2014	1,000	1,035
Series 2005-A, 5.25% 2017	1,000	1,016
Series 2006-A, 5.00% 2032	1,000	935
Series 2007-B, 5.00% 2020	1,000	970
Series 2008-A, 5.375% 2028	1,825	1,813	5.75
		20,566	5.75

Puerto Rico — 5.81%
Electric Power Auth.:
Power Rev. Ref. Bonds:
Series UU, FSA insured, 2.39% 2029[1]	2,500	2,100
Forward Delivery, Series QQ, 5.50% 2015	1,000	1,058
Power Rev. Bonds, Series WW, 5.25% 2033	1,000	986	1.16
Public Fin. Corp., Commonwealth Appropriation Bonds, Series 2004-A:
FGIC insured, 5.25% 2031 (put 2012)	3,000	2,999
5.25% 2029–2030	3,000	3,043	1.69
Other securities		10,609	2.96
		20,795	5.81

Virgin Islands — 0.63%
Other securities		2,272.63

Total bonds & notes (cost: $336,786,000)		331,528	92.65

Short-term securities — 6.67%
Industrial Dev. Auth. of City of Charlottesville, Educational Facs. Rev. Bonds (University of Virginia Foundation Projects), Series 2006-A, 2.04% 2037[1]	1,200	1,200.33
College Building Auth., Educational Facs. Rev. Bonds (21st Century College and Equipment Programs):
Series 2006-B, 2.60% 2026[1]	1,400	1,400
Series 2006-C, 2.10% 2026[1]	1,200	1,200.73
Fairfax County Industrial Dev. Auth., Demand Obligation Rev. Bonds (Fairfax Hospital System, Inc.), Series 1988-D, 2.20% 2025[1]	1,500	1,500.42
County of Prince William, Certs. of Part. (Prince William County Facs.), Series 2006-B, 2.40% 2026[1]	2,500	2,500.70
Other securities		16,055	4.49

Total short-term securities (cost: $23,855,000)		23,855	6.67

Total investment securities (cost: $360,641,000)		355,383	99.32
Other assets less liabilities		2,423.68

Net assets		$357,806	100.00%

"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnote applies to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]Coupon rate may change periodically. For short-term securities, the date of the next scheduled coupon rate change is considered to be the maturity date.

See Notes to Financial Statements

Key to abbreviations
AMT=Alternative Minimum Tax	Econ.=Economic	G.O.=General Obligation
Auth.=Authority	Fac.=Facility	Preref. =Prerefunded
Certs. of Part.=Certificates of Participation	Facs.=Facilities	Redev. =Redevelopment
Dev.=Development	Fin.=Finance	Ref. =Refunding
Dist.=District	Fncg.=Financing	Rev. =Revenue

The Tax-Exempt Fund of Virginia

Financial statements
Statement of assets and liabilities at July 31, 2008
(dollars in thousands)
Assets:
Investment securities at market (cost: $360,641)			$355,383
Cash			124
Receivables for:
Sales of Fund’s shares	$535
Interest	4,303		4,838
			360,345
Liabilities:
Payables for:
Purchases of investments	1,536
Repurchases of Fund’s shares	454
Dividends on Fund’s shares	277
Management services	97
Services provided by affiliates	161
Trustees’ deferred compensation	14
Other	—	*	2,539
Net assets at July 31, 2008			$357,806

Net assets consist of:
Capital paid in on shares of beneficial interest			$362,857
Undistributed net investment income			248
Accumulated net realized loss			(41)
Net unrealized depreciation			(5,258)
Net assets at July 31, 2008			$357,806

(dollars and shares in thousands, except per-share amounts)
Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized: 22,505 total shares outstanding

	Net assets	Shares outstanding	Net asset value per share
Class A	$295,485	18,585	$15.90
Class B	10,272	646	15.90
Class C	22,250	1,400	15.90
Class F-1	26,663	1,677	15.90
Class R-5	3,136	197	15.90

*Amount less than one thousand.
 Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $16.52.

See Notes to Financial Statements

Statement of operations for the year ended July 31, 2008
(dollars in thousands)
Investment income:
Income:
Interest		$14,792
Fees and expenses*:
Investment advisory services	$667
Business management services	524
Distribution services	1,047
Transfer agent services	69
Administrative services	35
Reports to shareholders	30
Registration statement and prospectus	14
Postage, stationery and supplies	17
Trustees’ compensation	24
Auditing and legal	47
Custodian	2
State and local taxes	—†
Other	11
Total fees and expenses before waivers	2,487
Less waivers of fees and expenses:
Investment advisory services	67
Business management services	52
Total fees and expenses after waivers		2,368
Net investment income		12,424

Net realized loss and unrealized depreciation on investments
Net realized loss on investments		(18)
Net unrealized depreciation on investments		(8,523)
Net realized loss and unrealized depreciation on investments		(8,541)
Net increase in net assets resulting from operations		$3,883

*Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements. †Amount less than one thousand.

Statements of changes in net assets
(dollars in thousands)
	Year ended July 31,
	2008	2007
Operations:
Net investment income	$12,424	$10,807
Net realized (loss) gain on investments	(18)	8
Net unrealized depreciation on investments	(8,523)	(1,505)
Net increase in net assets resulting from operations	3,883	9,310

Dividends paid or accrued to shareholders from net investment income	(12,385)	(10,768)

Net capital share transactions	53,910	42,860

Total increase in net assets	45,408	41,402

Net assets:
Beginning of year	312,398	270,996
End of year (including undistributed net investment income: $248 and $237, respectively)	$357,806	$312,398

See Notes to Financial Statements

Notes to financial statements

1. Organization and significant accounting policies

Organization — The American Funds Tax-Exempt Series I (the "Trust") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company and has issued two series of shares, The Tax-Exempt Fund of Maryland and The Tax-Exempt Fund of Virginia (the "Funds"). The Funds seek a high level of current income exempt from federal and their respective state income taxes. Additionally, each Fund seeks to preserve capital.

Each Fund offers five share classes, some of which are available only to limited categories of investors. The Funds’ share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Class A	Up to 3.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Class B	None	Declines from 5% to 0% for redemptions within six years of purchase	Class B converts to Class A after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class F-1	None	None	None
Class R-5	None	None	None

On August 1, 2008, the Funds made an additional retail share class (Class F-2) available for sale pursuant to an amendment to its registration statement filed with the Securities and Exchange Commission and effective as of July 30, 2008. In addition, Class F shares were renamed Class F-1. Refer to the Funds’ prospectus for more details.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies — The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Funds:

Security valuation — Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from an independent pricing service when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. The ability of the issuers of debt securities held by the Funds to meet their obligations may be affected by economic developments in a specific industry, state or region.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the invest-ment adviser are fair valued as determined in good faith under procedures adopted by authority of the Trust’s board of trustees. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.

Security transactions and related investment income — Security transactions are recorded by the Funds as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the Funds will segregate liquid assets sufficient to meet its payment obligations. Interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends paid to shareholders are declared daily after the determination of the Funds’ net investment income and are paid to shareholders monthly. Distributions paid to shareholders are recorded on the ex-dividend date.

2. Federal income taxation and distributions

The Funds comply with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intend to distribute substantially all of their net income and net capital gains each year. The Funds are not subject to income taxes to the extent taxable income and net capital gains are distributed. Generally, income earned by the Funds is exempt from federal income taxes; however, the Funds may earn taxable income from certain investments.

As of and during the period ended July 31, 2008, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Funds did not incur any interest or penalties.

The Funds are not subject to examination by U.S. federal tax authorities or state tax authorities for tax years before 2004.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as short-term capital gains and losses; net capital losses; and amortization of discounts. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Funds for financial reporting purposes.

During the year ended July 31, 2008, the Maryland Fund reclassified $1,000 from capital paid in on shares of beneficial interest to undistributed net investment income and the Virginia Fund reclassified $2,000 from undistributed net investment income to capital paid in on shares of beneficial interest. The Maryland Fund and the Virginia Fund also reclassified $3,000 and $26,000, respectively, from undistributed net investment income to undistributed capital gains to align financial reporting with tax reporting.

As of July 31, 2008, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

Maryland	(dollars in thousands)
Undistributed tax-exempt income		$ 302
Capital loss carryforwards*:
Expiring 2014	$(49)
Expiring 2016	(43)	(92)
Post-October capital loss deferrals (realized during the period November 1, 2007 through July 31, 2008)		(834)
Gross unrealized appreciation on investment securities		4,895
Gross unrealized depreciation on investment securities		(14,119)
Net unrealized depreciation on investment securities		(9,224)
Cost of investment securities		342,338

*The capital loss carryforwards will be used to offset any capital gains realized by the Fund in future years through the expiration dates. The Fund will not make distributions from capital gains while capital loss carryforwards remain.
 These deferrals are considered incurred in the subsequent year.

Virginia	(dollars in thousands)
Undistributed tax-exempt income		$ 275
Capital loss carryforwards*:
Expiring 2012	$ (1)
Expiring 2015	(5)
Expiring 2016	(35)	(41)
Gross unrealized appreciation on investment securities		5,693
Gross unrealized depreciation on investment securities		(10,687)
Net unrealized depreciation on investment securities		(4,994)
Cost of investment securities		360,377

*The capital loss carryforwards will be used to offset any capital gains realized by the Fund in future years through the expiration dates. The Fund will not make distributions from capital gains while capital loss carryforwards remain.

Ordinary income distributions paid or accrued to shareholders from tax-exempt income were as follows (dollars in thousands):

Maryland			Virginia
	Year ended July 31			Year ended July 31
Share class	2008	2007	Share class	2008	2007
Class A	$9,799	$8,487	Class A	$10,522	$9,277
Class B	470	535	Class B	352	375
Class C	872	827	Class C	579	477
Class F-1	645	455	Class F-1	818	547
Class R-5	250	205	Class R-5	114	92
Total	$12,036	$10,509	Total	$12,385	$10,768

3. Fees and transactions with related parties

Business management services — The Funds have a business management agreement with Washington Management Corporation (WMC). Under this agreement, WMC, a wholly owned subsidiary of The Johnston-Lemon Group, Incorporated (JLG), provides services necessary to carry on the Funds’ general administrative and corporate affairs. These services encompass matters relating to general corporate governance, regulatory compliance and monitoring of the Funds’ contractual service providers, including custodian operations, shareholder services and Fund share distribution functions. The agreement provides for monthly fees, accrued daily, based on an annual rate of 0.135% on the first $60 million of each Fund’s daily net assets and 0.09% on such assets in excess of $60 million. The agreement also provided for monthly fees of 1.35% of each Fund’s gross investment income (excluding any net capital gains from transactions in portfolio securities). WMC is currently waiving 10% of business management services fees. During the year ended July 31, 2008, total business management fees waived by WMC were $50,000 and $52,000 for the Maryland and Virginia Funds, respectively. As a result, the fee shown on the accompanying financial statements for the Maryland Fund of $504,000, which was equivalent to an annualized rate of 0.161%, was reduced to $454,000, or 0.145% of average daily net assets. The fee shown on the accompanying financial statements for the Virginia Fund of $524,000, which was equivalent to an annualized rate of 0.159%, was reduced to $472,000, or 0.143% of average daily net assets. During the year ended July 31, 2008, WMC paid the Maryland and Virginia Funds’ investment adviser $2,351,000 for performing various fund accounting services for the Funds and for Washington Mutual Investors Fund, another registered investment company for which WMC serves as business manager. Johnston, Lemon & Co. Incorporated (JLC), a wholly owned subsidiary of JLG, earned $16,000 and $15,000 on its retail sales of shares and distribution plan of the Maryland and Virginia Funds, respectively. JLC received no brokerage commissions resulting from the purchases and sales of securities for the investment account of the Funds.

Investment advisory services — Capital Research and Management Company (CRMC), the Funds’ investment adviser, is the parent company of American Funds Service CompanySM (AFS), the Funds’ transfer agent, and American Funds Distributors,SM Inc. (AFD), the principal underwriter of the Funds’ shares. The Investment Advisory Agreement with CRMC provides for monthly fees accrued daily. These fees are based on an annual rate of 0.165% on the first $60 million of daily net assets and 0.120% on such assets in excess of $60 million. The agreement also provides for monthly fees, accrued daily, of 1.65% of each Fund’s monthly gross income (excluding any net capital gains from transactions in portfolio securities). CRMC is currently waiving 10% of investment advisory services fees. During the year ended July 31, 2008, total investment advisory services fees waived by CRMC were $64,000 and $67,000 for the Maryland and Virginia Funds, respectively. As a result, the fee shown on the accompanying financial statements for the Maryland Fund of $641,000 (equivalent to an annualized rate of 0.205%) was reduced to $577,000, or 0.184% of average daily net assets. The fee shown on the accompanying financial statements for the Virginia Fund of $667,000 (equivalent to an annualized rate of 0.202%) was reduced to $600,000, or 0.182% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services — The Funds have adopted plans of distribution for all share classes, except Class R-5. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell Fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A, the board of trustees has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. This class reimburses AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of July 31, 2008, unreimbursed expenses subject to reimbursement totaled $493,000 for the Maryland Fund and $566,000 for the Virginia Fund.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class B	1.00	1.00
Class C	1.00	1.00
Class F-1	0.25	0.50

Transfer agent services — The Funds have a transfer agent agreement with AFS for Class A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

Administrative services — The Funds have an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than Class A and B. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services.

Expenses under the agreements described above for the year ended July 31, 2008, were as follows (dollars in thousands):

Maryland
			Administrative services
Share class	Distribution services	Transfer agent services	CRMC administrative services	Transfer agent services
Class A	$620	$61	Not applicable	Not applicable
Class B	146	3	Not applicable	Not applicable
Class C	275	Included in administrative services	$20	$1
Class F-1	42		14	2
Class R-5	Not applicable		3	—*
Total	$1,083	$64	$37	$3

Virginia
			Administrative services
Share class	Distribution services	Transfer agent services	CRMC administrative services	Transfer agent services
Class A	$688	$66	Not applicable	Not applicable
Class B	113	3	Not applicable	Not applicable
Class C	191	Included in administrative services	$13	$1
Class F-1	55		19	2
Class R-5	Not applicable		—*	—*
Total	$1,047	$69	$32	$3

*Amount less than one thousand.

Trustees’ deferred compensation — Since the adoption of the deferred compensation plan in 1994, independent trustees may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the Funds, are treated as if invested in shares of the Funds or other American Funds. These amounts represent general, unsecured liabilities of the Funds and vary according to the total returns of the selected funds. Trustees’ compensation of $24,000 each for the Maryland Fund and the Virginia Fund, shown on the accompanying financial statements, includes $25,000 for each Fund in current fees (either paid in cash or deferred) and a net decrease of $1,000 in each Fund in the value of the deferred amounts.

Affiliated officers and trustees — All the officers and all interested trustees of the Trust are affiliated with WMC. Officers and affiliated trustees do not receive compensation directly from the Funds.

4. Capital share transactions

Capital share transactions in the Funds were as follows (dollars and shares in thousands):

Maryland
	Sales*		Reinvestments of dividends		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended July 31, 2008
Class A	$86,227	5,574	$7,449	483	$(50,404)	(3,253)	$43,272	2,804
Class B	663	43	323	21	(3,269)	(211)	(2,283)	(147)
Class C	8,981	581	649	42	(6,107)	(394)	3,523	229
Class F-1	10,760	695	468	30	(5,011)	(323)	6,217	402
Class R-5	1,011	64	229	15	(10)	(1)	1,230	78
Total net increase (decrease)	$107,642	6,957	$9,118	591	$(64,801)	(4,182)	$51,959	3,366

Year ended July 31, 2007
Class A	$69,568	4,353	$6,484	406	$(38,290)	(2,402)	$37,762	2,357
Class B	1,115	70	357	22	(3,242)	(203)	(1,770)	(111)
Class C	6,241	390	602	38	(4,187)	(262)	2,656	166
Class F-1	7,283	456	261	16	(2,239)	(140)	5,305	332
Class R-5	1,532	96	209	13	—	—	1,741	109
Total net increase (decrease)	$85,739	5,365	$7,913	495	$(47,958)	(3,007)	$45,694	2,853

Virginia
	Sales*		Reinvestments of dividends		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended July 31, 2008
Class A	$89,185	5,513	$7,453	462	$(57,477)	(3,558)	$39,161	2,417
Class B	1,192	74	265	16	(3,223)	(199)	(1,766)	(109)
Class C	9,360	580	460	29	(3,953)	(245)	5,867	364
Class F-1	16,447	1,018	694	43	(7,346)	(451)	9,795	610
Class R-5	742	45	112	7	(1)	—†	853	52
Total net increase (decrease)	$116,926	7,230	$8,984	557	$(72,000)	(4,453)	$53,910	3,334

Year ended July 31, 2007
Class A	$65,549	3,978	$6,418	390	$(35,143)	(2,136)	$36,824	2,232
Class B	959	58	289	17	(1,682)	(102)	(434)	(27)
Class C	4,460	271	370	23	(3,354)	(204)	1,476	90
Class F-1	7,256	441	421	25	(2,777)	(169)	4,900	297
Class R-5	—	—	94	6	—	—	94	6
Total net increase (decrease)	$78,224	4,748	$7,592	461	$(42,956)	(2,611)	$42,860	2,598

*Includes exchanges between share classes of the Fund.

† Amount less than one thousand.

5. Investment transactions

The Maryland Fund and the Virginia Fund made purchases of investment securities of $56,956,000 and $64,122,000 and sales of investment securities of $15,253,000 and $24,213,000, respectively, during the year ended July 31, 2008. Short-term securities and U.S. government obligations, if any, were excluded.The Tax-Exempt Fund of Maryland

The Tax-Exempt Fund of Maryland

Financial highlights	Income (loss) from investment operations[1]				Dividends and distributions
	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers	Ratio of expenses to average net assets after waivers[3]	Ratio of net income to average net assets[3]
Class A:
Year ended 7/31/2008	$15.76	$.61	$(.60)	$ .01	$(.61)	—	$(.61)	$15.16	.09%	$267.69%		.65%	3.97%
Year ended 7/31/2007	15.87	.62	(.11)	.51	(.62)	—	(.62)	15.76	3.26	233.70		.66	3.91
Year ended 7/31/2006	16.13	.62	(.26)	.36	(.62)	—	(.62)	15.87	2.27	197.72		.69	3.86
Year ended 7/31/2005	15.94	.62	.19	.81	(.62)	—	(.62)	16.13	5.12	171.71		.69	3.84
Year ended 7/31/2004	15.76	.64	.17	.81	(.63)	—	(.63)	15.94	5.17	154.72		.72	3.97
Class B:
Year ended 7/31/2008	15.76	.50	(.60)	(.10)	(.50)	—	(.50)	15.16	(.65)	13	1.44	1.41	3.23
Year ended 7/31/2007	15.87	.51	(.11)	.40	(.51)	—	(.51)	15.76	2.50	16	1.45	1.42	3.17
Year ended 7/31/2006	16.13	.50	(.26)	.24	(.50)	—	(.50)	15.87	1.52	18	1.48	1.44	3.12
Year ended 7/31/2005	15.94	.50	.19	.69	(.50)	—	(.50)	16.13	4.35	18	1.47	1.44	3.09
Year ended 7/31/2004	15.76	.52	.17	.69	(.51)	—	(.51)	15.94	4.40	19	1.48	1.48	3.21
Class C:
Year ended 7/31/2008	15.76	.49	(.60)	(.11)	(.49)	—	(.49)	15.16	(.69)	30	1.49	1.45	3.17
Year ended 7/31/2007	15.87	.50	(.11)	.39	(.50)	—	(.50)	15.76	2.44	28	1.51	1.47	3.10
Year ended 7/31/2006	16.13	.49	(.26)	.23	(.49)	—	(.49)	15.87	1.46	25	1.53	1.49	3.06
Year ended 7/31/2005	15.94	.48	.19	.67	(.48)	—	(.48)	16.13	4.22	23	1.59	1.56	2.97
Year ended 7/31/2004	15.76	.50	.17	.67	(.49)	—	(.49)	15.94	4.27	17	1.60	1.60	3.09
Class F-1:
Year ended 7/31/2008	15.76	.60	(.60)	—[4]	(.60)	—	(.60)	15.16	.02	20.76		.72	3.89
Year ended 7/31/2007	15.87	.61	(.11)	.50	(.61)	—	(.61)	15.76	3.17	14.78		.74	3.82
Year ended 7/31/2006	16.13	.61	(.26)	.35	(.61)	—	(.61)	15.87	2.19	9.80		.77	3.77
Year ended 7/31/2005	15.94	.60	.19	.79	(.60)	—	(.60)	16.13	4.98	6.84		.82	3.72
Year ended 7/31/2004	15.76	.62	.17	.79	(.61)	—	(.61)	15.94	5.04	5.85		.85	3.85
Class R-5:
Year ended 7/31/2008	15.76	.65	(.60)	.05	(.65)	—	(.65)	15.16	.31	6.46		.43	4.20
Year ended 7/31/2007	15.87	.65	(.11)	.54	(.65)	—	(.65)	15.76	3.43	5.52		.48	4.09
Year ended 7/31/2006	16.13	.65	(.26)	.39	(.65)	—	(.65)	15.87	2.45	4.55		.51	4.04
Year ended 7/31/2005	15.94	.64	.19	.83	(.64)	—	(.64)	16.13	5.30	4.54		.51	4.02
Year ended 7/31/2004	15.76	.67	.17	.84	(.66)	—	(.66)	15.94	5.36	3.54		.54	4.15

					Year ended July 31
				2008		2007	2006			2005	2004
Portfolio turnover rate for all classes of shares				5%		9%	5%			5%	11%

[1]Based on average shares outstanding.
[2]Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]This column reflects the impact, if any, of certain waivers from CRMC and WMC. During some of the years shown, CRMC and WMC reduced fees for investment advisory services and business management services.
[4]Amount less than $.01.

See Notes to Financial Statements

The Tax-Exempt Fund of Virginia

Financial highlights	Income from investment operations[1]				Dividends and distributions
	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers	Ratio of expenses to average net assets after waivers[3]	Ratio of net income to average net assets[3]
Class A:
Year ended 7/31/2008	$16.30	$.62	$(.40 )	$.22	$(.62)	—	$(.62)	$15.90	1.36%	$296.68%		.64%	3.84%
Year ended 7/31/2007	16.35	.62	(.05 )	.57	(.62)	—	(.62)	16.30	3.51	264.69		.65	3.77
Year ended 7/31/2006	16.63	.61	(.28 )	.33	(.61)	—	(.61)	16.35	2.03	228.71		.67	3.70
Year ended 7/31/2005	16.48	.61	.14	.75	(.60)	—	(.60)	16.63	4.59	210.69		.67	3.62
Year ended 7/31/2004	16.32	.60	.16	.76	(.60)	—	(.60)	16.48	4.67	189.70		.70	3.60
Class B:
Year ended 7/31/2008	16.30	.50	(.40 )	.10	(.50)	—	(.50)	15.90	.62	10	1.43	1.40	3.10
Year ended 7/31/2007	16.35	.50	(.05 )	.45	(.50)	—	(.50)	16.30	2.75	12	1.45	1.41	3.02
Year ended 7/31/2006	16.63	.49	(.28 )	.21	(.49)	—	(.49)	16.35	1.28	13	1.46	1.42	2.95
Year ended 7/31/2005	16.48	.49	.14	.63	(.48)	—	(.48)	16.63	3.82	13	1.45	1.43	2.87
Year ended 7/31/2004	16.32	.48	.16	.64	(.48)	—	(.48)	16.48	3.90	14	1.45	1.45	2.84
Class C:
Year ended 7/31/2008	16.30	.49	(.40 )	.09	(.49)	—	(.49)	15.90	.57	22	1.48	1.44	3.03
Year ended 7/31/2007	16.35	.49	(.05 )	.44	(.49)	—	(.49)	16.30	2.69	17	1.50	1.46	2.96
Year ended 7/31/2006	16.63	.48	(.28 )	.20	(.48)	—	(.48)	16.35	1.23	15	1.51	1.47	2.90
Year ended 7/31/2005	16.48	.47	.14	.61	(.46)	—	(.46)	16.63	3.70	16	1.57	1.55	2.75
Year ended 7/31/2004	16.32	.45	.16	.61	(.45)	—	(.45)	16.48	3.77	15	1.58	1.58	2.72
Class F-1:
Year ended 7/31/2008	16.30	.61	(.40 )	.21	(.61)	—	(.61)	15.90	1.29	27.75		.71	3.75
Year ended 7/31/2007	16.35	.61	(.05 )	.56	(.61)	—	(.61)	16.30	3.43	17.77		.73	3.69
Year ended 7/31/2006	16.63	.60	(.28 )	.32	(.60)	—	(.60)	16.35	1.96	13.78		.74	3.62
Year ended 7/31/2005	16.48	.59	.14	.73	(.58)	—	(.58)	16.63	4.46	9.82		.80	3.50
Year ended 7/31/2004	16.32	.58	.16	.74	(.58)	—	(.58)	16.48	4.54	7.83		.83	3.48
Class R-5:
Year ended 7/31/2008	16.30	.66	(.40 )	.26	(.66)	—	(.66)	15.90	1.62	3.42		.39	4.10
Year ended 7/31/2007	16.35	.65	(.05 )	.60	(.65)	—	(.65)	16.30	3.69	2.51		.47	3.96
Year ended 7/31/2006	16.63	.64	(.28 )	.36	(.64)	—	(.64)	16.35	2.20	2.53		.50	3.88
Year ended 7/31/2005	16.48	.64	.14	.78	(.63)	—	(.63)	16.63	4.77	2.52		.50	3.81
Year ended 7/31/2004	16.32	.63	.16	.79	(.63)	—	(.63)	16.48	4.85	2.52		.52	3.78

					Year ended July 31
				2008		2007	2006			2005	2004
Portfolio turnover rate for all classes of shares				8%		11%	4%			13%	8%

[1]Based on average shares outstanding.
[2] Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]This column reflects the impact, if any, of certain waivers from CRMC and WMC. During some of the years shown, CRMC and WMC reduced fees for investment advisory services and business management services.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of The American Funds Tax-Exempt Series I:

In our opinion, the accompanying statements of assets and liabilities, including the summary investment portfolios, and the related state-ments of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Tax-Exempt Fund of Maryland and The Tax-Exempt Fund of Virginia (constituting The American Funds Tax-Exempt Series I, hereafter referred to as the "Trust") at July 31, 2008, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at July 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Los Angeles, California
September 11, 2008